Securities Act File No. 33-10238
Investment Company Act File No. 811-4906

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ☒

PRE-EFFECTIVE AMENDMENT NO.             ☐

POST-EFFECTIVE AMENDMENT NO. 50       ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         ☒

AMENDMENT NO. 50        ☒

(Check appropriate box or boxes.)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
(Exact Name of Registrant as Specified in its Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

Copy To:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on (DATE) pursuant to paragraph (b)
X	60 days after filing pursuant to paragraph (a)(1)
on (DATE) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated October 16, 2008
DREYFUS CONNECTICUT FUND
Seeks current income exempt from federal and Connecticut state income taxes

PROSPECTUS December __, 2008 Class I Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

BNY MELLON	®Dreyfus [LOGO]

ASSET MANAGEMENT

CONTENTS

THE FUND

Goal/Approach

Main Risks

Past Performance

Expenses

Management

Financial Highlights

YOUR INVESTMENT

Shareholder Guide

Distributions and Taxes

Services for Fund Investors

Instructions for Regular Accounts

FOR MORE INFORMATION

See back cover.

Dreyfus Connecticut Fund	THE FUND
Ticker Symbol ClassI: n/a

[ICON]	GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax, without undue risk. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut personal income taxes.

The fund invests at least 70% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund seeks to provide income exempt from federal and Connecticut personal income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax, including when the portfolio manager believes acceptable Connecticut municipal bonds are not available for investment.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

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Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

•	general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power
•	revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Dollar-weighted average maturity: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

Credit rating: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

[ICON] MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•

Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

•

Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. Although the fund invests principally in investment grade bonds, the fund may invest to a limited extent in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•

Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•

Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates.

•

State-specific risk. The fund is subject to the risk that Connecticut's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

•

Market sector risk. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•

Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although the fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal and Connecticut state income taxes, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•

Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, engaging in forward commitment transactions and investing in inverse floaters, may cause taxable income and may magnify the fund's gains or losses.

•

Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

[ICON] PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's Class A shares to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-Connecticut-specific municipal bonds. Since Class I shares are new, past performance information is not available for Class I as of the date of this prospectus. Class A shares are not offered in this prospectus; however, except to the extent Class A and Class I have different expenses and Class A may be subject to sales loads, Class I should have similar annual returns to Class A. Since Class I shares are not subject to a sales load, the sales loads applicable to Class A are not reflected in the bar chart or table; if they were, the returns shown for Class A would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Class A shares

+6.33	-4.22	+11.03	+4.76	+8.72	+4.78	+3.53	+2.61	+4.06	+2.23
'98	'99	'00	'01	'02	'03	'04	'05	'06	'07

Best Quarter:	Q3 '02	+4.92%
Worst Quarter:	Q2 '04	-2.79%

The year-to-date total return of the fund's Class A shares as of 9/30/08 was –3.79%.

Average annual total returns as of 12/31/07

Share class/ inception date	1 Year	5 Years	10 Years
Class A (5/28/87) returns before taxes	2.23%	%	%
Class A returns after taxes on distributions	%	%	%
Class A returns after taxes on distributions and sale of fund shares	%	%	%
Lehman Brothers Municipal Bond Index* reflects no deduction for fees, expenses or taxes	3.36%	4.30%	5.18%

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*	Unlike the fund, the Lehman Index is not composed of bonds of a single state.

[Side Bar]

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[icon]	EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class I in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees for Class I.

Fee table
Class I
Annual fund operating expenses % of average daily net assets

Management fees	.55
Other expenses	[__]
Interest expense†	[__]
Total	[__]

†

"Interest expense" represents for accounting purposes interest expense associated with the fund's investment in inverse floaters. Not shown in the table is the additional income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

	1 Year	3 Years	5 Years	10 Years
Class I	$[ ]	$[ ]	$[ ]	$[ ]

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. These expenses are estimated for the current fiscal year; actual expenses may vary. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

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[ICON]	MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $321 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended October 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $13 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

James P. Welch has been the fund's primary portfolio manager since November 2001. Mr. Welch is a portfolio manager for a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since October 2001.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

Distributor

The fund's distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

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[ICON]	FINANCIAL HIGHLIGHTS

As a new class, financial highlights information for Class I shares is not available as of the date of this prospectus.

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YOUR INVESTMENT

[ICON]	SHAREHOLDER GUIDE

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers only Class I shares of the fund.

Class I shares are available only to limited types of investors, and may be purchased by:

•	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients
•	law firms or attorneys acting as trustees or executors/administrators
•	foundations and endowments that make an initial investment in the fund of at least $1 million
•	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Buying shares

You pay no sales charges to invest in Class I shares of the fund. Your price for fund Class I shares is the net asset value per share (NAV) of Class I, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If valuations for investments (received from the pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Investments in certain municipal bonds and thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide— General policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

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Minimum investments

	Initial	Additional

Regular accounts	$1,000	$100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

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Concept to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by the number of its existing shares outstanding.

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Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
•	the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

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Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone or online

Proceeds sent by	Minimum phone/online	Maximum phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint accounts every 30 days/$20,000 per day

Dreyfus TeleTransfer	$500	$500,000 for joint accounts every 30 days/$20,000 per day

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* Not available online on accounts whose address has been changed within the last 30 days.

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
•	change its minimum or maximum investment amounts
•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
•	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds, Mellon Institutional Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in thinly traded municipal bonds, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

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Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

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[ICON]	DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and Connecticut personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Connecticut personal income tax purposes, distributions derived from interest on municipal securities of Connecticut issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from Connecticut personal income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Connecticut personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

[ICON]	SERVICES FOR FUND INVESTORS

The third party through whom you purchase fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

__________________________________

For investing

Dreyfus Automatic Asset Builder®	For making automatic investments from a designated bank account.

Dreyfus Payroll Savings Plan	For making automatic investments through a payroll deduction.

Dreyfus Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Dreyfus Fund or certain Mellon Institutional Funds (not available for IRAs).

__________________________________

For exchanging shares

Dreyfus Auto- Exchange Privilege	For making regular exchanges from the fund into another Dreyfus Fund or certain Mellon Institutional Funds.

__________________________________

For selling shares

Dreyfus Automatic Withdrawal Plan	For making regular withdrawals from most Dreyfus funds.

Exchange privilege

You can exchange shares worth $500 or more from one class of the fund into the same class of another Dreyfus Fund or Mellon Institutional Fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Account statements

Every fund investor automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

__________________________________

INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON]	In Writing

Complete the application.

Mail your application and a check to:

Name of Fund

P.O. Box 55268, Boston, MA 02205-8502

Attn: Institutional Processing

[ICON]	By Telephone

Wire Call to request an account application and an account number. Have your bank send your investment to The Bank of New York Mellon, with these instructions:

•	ABA# 021000018
•	DDA# 8900480025
•	the fund name
•	the share class
•	your account number
•	name(s) of investor(s)
•	dealer number if applicable

Return your application with the account number on the application.

[ICON]	Online (www.dreyfus.com)
________
[ICON]	Automatically

With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:

Name of Fund

P.O. Box 55268, Boston, MA 02205-8502

Attn: Institutional Processing

Wire Have your bank send your investment to The Bank of New York Mellon, with these instructions:

•	ABA # 021000018
•	DDA # 8900480025
•	the fund name
•	the share class
•	your account number
•	name(s) of investor(s)
•	dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call to request your transaction.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Visit www.dreyfus.com to request your transaction.

All services Call to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.


TO SELL SHARES

Write a letter of instruction that includes:

•	your name(s) and signature(s)
•	your account number
•	the fund name
•	the share class
•	the dollar amount you want to sell
•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Shareholder Guide—Selling Shares").

Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268, Boston, MA 02205-8502

Attn: Institutional Processing

Wire Call to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call to request your transaction. A check will be sent to the address of record.

Wire Visit www.dreyfus.com to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Visit www.dreyfus.com to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Visit www.dreyfus.com to request your transaction. A check will be sent to the address of record.

Dreyfus Automatic Withdrawal Plan Call to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

[Left Side Bar]

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

[Right Side Bar]

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

FOR MORE INFORMATION

Dreyfus Connecticut Fund

A series of Dreyfus State Municipal Bond Funds

SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

[Left Side Bar]

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: SEC http://www.sec.gov Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2008 MBSC Securities Corporation

Subject to Completion, Dated October 16, 2008

DREYFUS STATE MUNICIPAL BOND FUNDS

• Dreyfus Connecticut Fund	• Dreyfus North Carolina Fund
• Dreyfus Maryland Fund	• Dreyfus Ohio Fund
• Dreyfus Massachusetts Fund	• Dreyfus Pennsylvania Fund
• Dreyfus Michigan Fund	• Dreyfus Virginia Fund
• Dreyfus Minnesota Fund

CLASS A, CLASS B, AND CLASS C SHARES

CLASS I SHARES (DREYFUS CONNECTICUT FUND ONLY)

CLASS Z SHARES (DREYFUS CONNECTICUT FUND, DREYFUS MASSACHUSETTS FUND
AND DREYFUS PENNSYLVANIA FUND ONLY)

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER __, 2008

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a “Fund”) of Dreyfus State Municipal Bond Funds (the “Company”), dated September 1, 2008, and December __, 2008 (Class I shares of Dreyfus Connecticut Fund only), as each Prospectus may be revised from time to time. To obtain a copy of a Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares of the Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund or Dreyfus Pennsylvania Fund should call 1-800-645-6561).

Each Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Company and Funds	B-2
Management of the Company and Funds	B-17
Management Arrangements	B-22
How to Buy Shares	B-29
Distribution Plan and Shareholder Services Plans	B-35
How to Redeem Shares	B-37
Shareholder Services	B-42
Determination of Net Asset Value	B-46
Dividends, Distributions and Taxes	B-46
Portfolio Transactions	B-53
Information About the Company and Funds	B-55
Counsel and Independent Registered Public Accounting Firm	B-59
Appendix A	B-60
Appendix B	B-159

DESCRIPTION OF THE COMPANY AND FUNDS

The Company is a Massachusetts business trust that was formed on September 19, 1986. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund. As municipal bond funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Bonds”).

The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each Fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”) is the distributor of each Fund’s shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with each Fund’s Prospectus.

State Municipal Bonds. As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State’s personal income taxes (collectively, “State Municipal Bonds” or when the context so requires, “Connecticut Municipal Bonds”, “Maryland Municipal Bonds”, “Massachusetts Municipal Bonds”, etc.). To the extent acceptable State Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities’ interest rate will change directly or inversely to changes in interest rates in an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations. Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. Each Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bonds in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Bonds. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the Municipal Bonds, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bonds, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Company’s Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Fund’s investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company’s Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Each Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

Tender Option Bonds. Each Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

A Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. Each Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Fund’s net asset value. These custodial receipts are sold in private placements. Each Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Inverse Floaters. Each Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging, which may magnify the Fund’s gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against the rising rates if exercised at an opportune time.

Inverse floaters typically are derivative instruments created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund’s portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds. In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust. Historically, for accounting purposes the Fund have treated these transfers as sales of the Municipal Bonds (which yielded a gain or loss) and a purchase of the inverse floaters. However, as a result of recent changes in the Fund’s accounting treatment of these transactions, each Fund now treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund. The financial statements of the relevant Fund have been restated for certain periods to reflect these changes. These changes did not impact the net asset value, total return or net investment income of the Fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds. Each Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investments.

Ratings of Municipal Bonds. Each Fund will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”). Each Fund may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody’s and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody’s are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Fund may invest. For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2008, computed on a monthly basis, for each Fund was as follows:

Fitch	or	Moody’s	or	S&P	Connecticut Fund	Maryland Fund	Massachusetts Fund
AAA		Aaa		AAA	61.2%	43.4%	47.9%
AA		Aa		AA	12.5	31.8	32.4
A		A		A	5.2	9.8	7.5
BBB		Baa		BBB	16.8	3.5	10.0
BB		Ba		BB	.9	4.5	–
CCC		Caa		CCC	–	.1	–
F-1		MIG 1/P-1		SP-1/A-1.8		.7	.4
F-3		MIG 3/P-3		SP-3/A-3	–	.1	.1
Not Rated		Not Rated		Not Rated	2.6 [1]	6.1 [2]	1.7 [3]
					100.0%	100.0%	100.0%

___________________

[1]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (.3%), Aa/AA (.5%) and Baa/BBB (1.8%).
[2]

Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.5%), Ba/BB (3.8%), B/B (.5%) and Caa/CCC (.3%).

[3]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (1.7%).

Fitch	or	Moody’s	or	S&P	Michigan Fund	Minnesota Fund
AAA		Aaa		AAA	54.3%	45.6%
AA		Aa		AA	6.8	8.1
A		A		A	9.5	18.1
BBB		Baa		BBB	9.1	14.1
BB		Ba		BB	4.2	1.6
B		B		B	1.2	–
Caa		CCC		CCC	.3	–
F-1		MIG 1/P-1		SP-1/A-1	–	1.3
F-2		MIG 2/P-2		SP-2/A-2	–	–
Not Rated		Not Rated		Not Rated	14.6 [4]	11.2 [5]
					100.0%	100.0%

___________________

[4]

Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (5.1%), Baa/BBB (4.0%), Ba/BB (5.4%) and MIG 1/P-1/SP-1/A-1 (.1%).

[5]

Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (6.8%), Baa/BBB (.8%), Ba/BB (2.5%) and B/B (1.1%).

Fitch	or	Moody’s	or	S&P	North Carolina Fund	Ohio Fund
AAA		Aaa		AAA	54.7%	58.7%
AA		Aa		AA	13.9	12.8
A		A		A	11.0	4.5
BBB		Baa		BBB	5.1	10.5
BB		Ba		BB	1.6	.8
B		B		B	–	–
Caa		CCC		CCC	–	1.0
F-1		MIG 1/P-1		SP-1/A-1.5		.5
Not Rated		Not Rated		Not Rated	13.2 [6]	11.2 [7]
					100.0%	100.0%

___________________

[6]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.8%), Baa/BBB (8.1%) and B/B (3.3%).
[7]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A (.6%), Baa/BBB (8.0%) and Ba/BB (2.6%).

Fitch	or	Moody’s	or	S&P	Pennsylvania Fund	Virginia Fund
AAA		Aaa		AAA	64.0%	56.9%
AA		Aa		AA	17.0	14.4
A		A		A	8.5	5.8
BBB		Baa		BBB	4.6	11.6
BB		Ba		BB	1.0	1.7
B		B		B	–	–
F-1		MIG 1/P-1		SP-1/A-1.8		1.3
F-3		MIG 3/P-3		SP-3/A-3	3.1	–
Not Rated		Not Rated		Not Rated	4.0 [8]	8.3 [9]
					100.0%	100.0%

___________________

[8]

Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.5%), Ba/BB (.9%), B/B (1.5%) and F-1, MIG 1/P-1/SP-1/A-1 (.1%).

[9]	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (5.9%) and Ba/BB (2.4%).

Subsequent to its purchase by a Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Fund’s net assets) or for temporary defensive purposes, each Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody’s, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund’s net assets be invested in Taxable Investments. When a Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund’s net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Investment Companies. Each Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above. See “Lending Portfolio Securities.”

Investment Techniques

The following information supplements and should be read in conjunction with the Fund’s Prospectus. A Fund’s use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money. Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Fund’s total assets, the Fund will not make any additional investments.

Lending Portfolio Securities. Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, each Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Each Fund also has the right to terminate a loan at any time. Each Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of assets received as collateral for the loan). Each Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Short-Selling. Each Fund may make short sales of securities. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. A Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

A Fund will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund’s net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

Each Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will a Fund have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Derivatives. Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The derivatives each Fund may use include options contracts, futures contracts, and options on futures contracts. The Fund’s portfolio managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives each Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (“SEC”), a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor any Fund will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor any Fund is subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions--In General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

Each Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by a Fund also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Fund may purchase and sell municipal bond index futures contracts. Municipal bond index futures contracts are based on an index of Municipal Bonds. The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options--In General. Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise cover the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the security comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Successful use by a Fund of options and options on futures will be subject to the Manager’s ability to predict correctly movements in interest rates. To the extent the Manager’s predictions are incorrect, the Fund may incur losses.

Future Developments. A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Stand-By Commitments. Each Fund may acquire “stand-by commitments” with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. Each Fund also may acquire call options on specific Municipal Bonds. A Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

Forward Commitments. Each Fund may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future, after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Municipal Bonds or other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

Investing in Municipal Bonds. Each Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in State Municipal Bonds. Since each Fund is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Fund resulting from its purchase of the respective State’s Municipal Bonds. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Fund invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Fund’s portfolio and the interest income to the Fund could be adversely affected. You should review the information in “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State’s Municipal Bonds.

Lower Rated Bonds. Each Fund may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody’s or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as “high yield” or “junk” bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See “Appendix B” for a general description of the Rating Agencies’ ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

The Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Each Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

Simultaneous Investments. Investment decisions for a Fund are made independently from those of the other Fund and investment companies advised by the Manager. If, however, such other Fund or investment companies desire to invest in, or dispose of, the same securities as a Fund, the Manager will ordinarily seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one investment company and available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies advised by the Manager and its affiliates, may own significant positions in certain Municipal Bond issues that, depending on market conditions, may affect adversely the Fund’s ability to dispose of some or all of such positions should it desire to do so.

Investment Restrictions

Each Fund’s investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed as to a Fund without approval by the holders of a majority (as defined in the 1940 Act) of such Fund’s outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company’s Board members at any time. No Fund may:

1.         Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

2.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

3.         Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

4.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

6.         Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund’s Prospectus; however, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund’ total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company’s Board.

7.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.	Invest in companies for the purpose of exercising control.

9.         Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

10.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

11.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund’s Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund’s Prospectus on not more than seven days’ notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUND

The Company’s Board is responsible for the management and supervision of the Funds and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc.	Transfer Agent
The Bank of New York Mellon	Custodian

Board Members of the Company*

Board members of the Company, together with information as to their position with the Company, principal occupations and other Board memberships and affiliations, are shown below:

Name (Age) Position With Company (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (65) Chairman of the Board (1995)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

Clifford L. Alexander, Jr. (75) Board Member (1986)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 – present) Chairman of the Board of Moody’s Corporation (October 2000 – October 2003)	Mutual of America Life Insurance Company, Director

David W. Burke (72) Board Member (2007)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director

Peggy C. Davis (65) Board Member (1990)

Shad Professor of Law,
New York University School of Law (1983 – present)

Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

None

Diane Dunst (69) Board Member (2007)	President, Hutting House Antiques	None

Ernest Kafka (75) Board Member (1986)	Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962 – present) Instructor, The New York Psychoanalytic Institute (1981 – present)	None

Nathan Leventhal (65) Board Member (1989)	Commissioner, NYC Planning Commission (March 2007 – present) Chairman of the Avery-Fisher Artist Program (November 1997 – present)	Movado Group, Inc., Director Mayor’s Committee on Appointments, Chairman

Daniel Rose (78) Board Member (2007)	Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm	Baltic-American Enterprise Fund, Vice Chairman and Director Harlem Educational Activities Fund, Inc., Chairman Housing Committee of the Real Estate Board of New York, Inc., Director

Warren B. Rudman (78) Board Member (2007)	Stonebridge International LLC, Co-Chairman Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm of Paul, Weiss, Wharton & Garrison, LLP	Boston Scientific, Director D.B. Zwirn & Co., Vice Chairman of the International Advisory Board

____________________

*	None of the Board members are “interested persons” of the Company, as defined in the 1940 Act.

Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments. The audit committee met four times during the fiscal year ended April 30, 2008. The nominating committee, compensation committee and pricing committee had no meetings during the last fiscal year.

The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2007.

Name of Board Member	Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

Joseph S. DiMartino	None	Over $100,000

Clifford L. Alexander, Jr.	None	None

David W. Burke	None	None

Peggy C. Davis	None	$50,001 – $100,000

Diane Dunst	None	Over $100,000

Ernest Kafka	None	Over $100,000

Nathan Leventhal	None	None

Daniel Rose	None	Over $100,000

Warren B. Rudman	None	None

As of December 31, 2007, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The Company currently pays its Board members its allocated portion of an annual retainer of $62,500 and a fee of $8,000 per in person meeting and $1,000 per telephone meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 12 other funds (comprised of 21 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended April 30, 2008, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2007, was as follows:

Name of Board Member	Aggregate Compensation from the Company*	Total Compensation From the Company and Fund Complex Paid to Board Member (** )

Joseph S. DiMartino	$7,869	$819,865 (196)
Clifford L. Alexander, Jr.	$5,753	$235,000 (67)
David W. Burke	$5,602	$347,479 (105)
Peggy C. Davis	$5,753	$243,500 (81)
Diane Dunst	$5,753	$103,500 (32)
Ernest Kafka	$5,607	$102,500 (32)
Saul B. Klaman***	$1,485	$25,000 (32)
Nathan Leventhal	$5,753	$103,500 (32)
Jay I. Meltzer†	$5,602	$102,500 (32)
Daniel Rose	$5,208	$155,213 (43)
Warren B. Rudman	$5,359	$149,750 (42)
Sander Vanocur††	$5,317	$156,713 (43)

____________________________________

*

Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $8,490.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
***	Emeritus Board member as of January 18, 2000.
†	Emeritus Board member as of July 20, 2008.
††	Emeritus Board member as of January 8, 2008.

Officers of the Company

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chairman and a director of the Manager, and an officer of 77 investment companies (comprised of 167 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director Mutual Fund Accounting of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 174 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 78 investment companies (comprised of 187 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 74 investment companies (comprised of 183 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (78 investment companies, comprised of 187 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 51 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Board Member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company’s Board members and officers, as a group, owned less than 1% of each Fund’s voting securities outstanding on [November 17], 2008. See “Information About the Company and Funds” for a list of shareholders known by the Company to own of record 5% or more of a Fund’s outstanding voting securities as of [November 17], 2008.

MANAGEMENT ARRANGEMENTS

Investment Adviser. The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services pursuant to the Management Agreement (the “Agreement”) between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Fund, on 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of such Fund’s shares, or, on not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Jonathan Baum, President, Chief Execute Officer and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Dwight Jacobsen, Executive Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice-President-Information Systems; Theodore A. Schachar, Vice President-Tax; John E. Lane, Vice President; Jean M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Ronald P. O’Hanley III and Scott Wennerholm, directors.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Dreyfus has informed management of each Fund that in making its investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by a Fund. The Code of Ethics subjects the personal securities transactions of the Manager’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Managers. The Manager manages each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company’s Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Company’s Board to execute purchases and sales of securities. Each Fund’s portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The portfolio managers for each Fund are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in BNY Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following:  marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or BNY Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the BNY Mellon organization.

Additional Information About The Portfolio Managers. The following table lists the number and types of other accounts advised by each Fund’s primary portfolio manager and assets under management in those accounts as of the end of the relevant Funds’ fiscal year:

Primary Portfolio Managers	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Joseph P. Darcy[10]	6	$4.7 Billion	0	0	0	0
Douglas Gaylor[11]	7	$1.3 Billion	0	0	0	0
W. Michael Petty[12]	8	$2.5 Billion	0	0	0	0
James Welch[13]	6	$3.6 Billion	0	0	0	0
Monica S. Wieboldt[14]	6	$1.5 Billion	0	0	0	0

______________

[10]	Co-primary portfolio manager of the Virginia Fund.

[11]	Primary portfolio manager of each of the Maryland and Pennsylvania Funds and co-primary portfolio manager of each of the Massachusetts, Michigan, Minnesota and Ohio Funds.
[12]	Co-primary portfolio manager of each of the Michigan, Minnesota and Ohio Funds.
[13]	Primary portfolio manager of the Connecticut Fund and co-primary portfolio manager of the Massachusetts Fund.
[14]	Primary portfolio manager of the North Carolina Fund and co-primary portfolio manager of the Virginia Fund.

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned

Joseph P. Darcy	Virginia Fund	None

Douglas Gaylor	Pennsylvania Fund	None

W. Michael Petty	Michigan Fund	None
	Minnesota Fund	None
	Ohio Fund	None

James Welch	Connecticut Fund	None
	Massachusetts Fund	None

Monica S. Wieboldt	North Carolina Fund	None
	Virginia Fund	None

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with Dreyfus’ Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus’ portfolio managers.

Expenses. All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company, with respect to the Funds include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company’s existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings, and any extraordinary expenses. Expenses attributable to the a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among a Fund and the Company’s other series, if any, on the basis determined by the Company’s Board, including, but not limited to, proportionately in relation to the net assets of each. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of Class A, Class B, Class C and Class Z are subject to an annual shareholder services fee and Class B and Class C shares are subject to an annual distribution fee. See “Distribution Plan and Shareholder Services Plans.” Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Fund are allocated among the Fund on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

As compensation for the Manager’s services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Fund’s average daily net assets. For the fiscal years ended April 30, 2006, 2007 and 2008, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Fund was as set forth below:

Name of Fund	Management Fee Payable			Reduction in Fee			Net Fee Paid

	2006	2007	2008	2006	2007	2008	2006	2007	2008

Connecticut Fund	$1,692,273	$1,604,333	$2,119,149	$0	$0	$0	$1,692,273	$1,604,333	$2,119,149
Maryland Fund	1,301,803	1,206,763	1,106,544	0	0	0	1,301,803	1,206,763	1,106,544
Massachusetts Fund	1,122,663	1,072,134	1,301,060	15,823	0	0	1,106,840	1,072,134	1,301,060
Michigan Fund	610,424	558,974	502,990	0	0	0	610,424	558,974	502,990
Minnesota Fund	669,904	646,845	642,401	0	0	0	669,904	646,845	642,401
North Carolina Fund	398,988	374,199	352,030	0	0	0	398,988	374,199	352,030
Ohio Fund	1,237,434	1,161,553	1,067,864	0	0	0	1,237,434	1,161,553	1,067,864
Pennsylvania Fund	994,982	921,702	987,189	0	0	0	994,982	921,702	987,189
Virginia Fund	404,784	370,067	335,438	11,364	3,090	11,343	393,420	366,977	324,095

The Manager has agreed, with respect to each Fund, that if in any fiscal year the aggregate expenses of a Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds, BNY Mellon Funds Trust and the Mellon Institutional Funds. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge (“CDSC”), and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Company’s Distribution Plan (described below), in part, are used to defray these expenses. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents, and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the net asset value of such shares purchased by their clients. With respect to Class B shares of a Fund issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the “Acquired Fund”), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund’s former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund’s Class A, Class B and Class C shares, for the fiscal years ended April 30, 2006, 2007 and 2008 were as follows:

Name of Fund	Class A
	Fiscal Year Ended 2006	Fiscal Year Ended 2007	Fiscal Year Ended 2008
Connecticut Fund	$22,289	$10,798	$7,299
Maryland Fund	11,504	5,786	4,153
Massachusetts Fund	4,816	1,682	1,289
Michigan Fund	9,985	1,737	2,650
Minnesota Fund	4,586	3,011	6,380
North Carolina Fund	3,830	2,818	2,893
Ohio Fund	9,192	7,242	5,319
Pennsylvania Fund	9,048	3,135	3,920
Virginia Fund	4,266	3,447	2,706

Name of Fund	Class B
	Fiscal Year Ended 2006	Fiscal Year Ended 2007	Fiscal Year Ended 2008
Connecticut Fund	$71,499	$44,137	$41,940
Maryland Fund	68,874	41,883	48,375
Massachusetts Fund	18,004	15,081	1,631
Michigan Fund	20,081	16,415	6,780
Minnesota Fund	19,804	6,830	8,581
North Carolina Fund	15,417	9,240	4,748
Ohio Fund	42,948	58,412	27,037
Pennsylvania Fund	38,262	35,058	2,644
Virginia Fund	8,439	12,504	2,629

Name of Fund	Class C
	Fiscal Year Ended 2006	Fiscal Year Ended 2007	Fiscal Year Ended 2008
Connecticut Fund	$1,510	$3,457	$526
Maryland Fund	619	260	392
Massachusetts Fund	1,511	357	0
Michigan Fund	974	698	2,348
Minnesota Fund	78	632	484
North Carolina Fund	10	12	0
Ohio Fund	3,156	1,479	592
Pennsylvania Fund	944	1,558	0
Virginia Fund	3,752	362	0

The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or a Fund, the Fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to certain Service Agents, including affiliates, that provide shareholder servicing, sub-administration recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

The Bank of New York Mellon (the “Custodian”), an affiliate of the Manager, located at One Wall Street – 25th Floor, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

General. Class A and Class C shares may be purchased only by clients of Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if an investment check is returned unpayable.

Class I shares of the Connecticut Fund are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) law firms or attorneys acting as trustees or executors/administrators, (iii) foundations and endowments that make an initial investment in the Fund of at least $1 million, and (iv) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available. Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Z shares are offered by the Connecticut Fund, the Massachusetts Fund and the Pennsylvania Fund only to shareholders of the Fund who received Class Z shares of such Fund in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund and who continue to maintain accounts with the Connecticut Fund, Massachusetts Fund or Pennsylvania Fund, as the case may be, at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Connecticut Intermediate Municipal Bond Fund, Dreyfus Massachusetts Intermediate Municipal Bond Fund, Dreyfus Massachusetts Tax Exempt Bond Fund or Dreyfus Pennsylvania Intermediate Municipal Bond Fund at the time of the reorganization of such fund may open new accounts in Class Z of the Connecticut Fund, the Massachusetts Fund or the Pennsylvania Fund, respectively, on behalf of qualified retirement plans and “wrap accounts” or similar programs. Class Z shares generally are not available for new accounts.

As of June 1, 2006 (the “Effective Date”), Class B shares of each Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“Worldwide Dollar Fund”) held in an Exchange Account (as defined under “Shareholder Services—Fund Exchanges”) as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of any Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B attributes, including associated CDSC schedules, conversion to Class A features and Distribution and Shareholder Services Plan fees, will continue in effect.

Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

The Company reserves the right to reject any purchase order. The Funds will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

When purchasing Fund shares, you must specify which Fund and Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund’s prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under “Management Arrangements – Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

For Class A, Class C, Class I and Class Z shares of the Fund, the minimum initial investment is $1,000, except as noted above. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing fund shares through wrap fee accounts or other fee-based account programs. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The minimum initial investment through an exchange for Class B shares of a Fund is $1,000. Subsequent exchanges for Class B shares of a Fund must be at least $500.

Class A, Class C, Class I and Class Z shares of the Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Each Fund’s shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Fund, net asset value per share of each Class is computed by dividing the value of the net assets of the Fund represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*

Amount of Transaction	As a % of Offering Price Per Share	As a % of Net Asset Value Per Share	Dealers’ Reallowance as a % of Offering Price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

_____________

*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management Arrangements--Distributor.”

The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of each Fund’s Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund’s Class A shares on April 30, 2008.

	Connecticut Fund	Maryland Fund	Massachusetts Fund
Class A Shares:
NET ASSET VALUE, per share	$11.55	$11.83	$11.29
Per Share Sales Charge – 4.5% of offering price (4.7% of net asset value per share)	0.54	0.56	0.53
Per Share Offering Price to Public	$12.09	$12.39	$11.82

	Michigan Fund	Minnesota Fund	North Carolina Fund
Class A Shares:
NET ASSET VALUE, per share	$14.60	$14.96	$13.58
Per Share Sales Charge – 4.5% of offering price (4.7% of net asset value per share)	0.69	0.70	0.64
Per Share Offering Price to Public	$15.29	$15.66	$14.22

	Ohio Fund	Pennsylvania Fund	Virginia Fund
Class A Shares:
NET ASSET VALUE, per share	$12.20	$15.67	$16.30
Per Share Sales Charge – 4.5% of offering price (4.7% of net asset value per share)	0.57	0.74	0.77
Per Share Offering Price to Public	$12.77	$16.41	$17.07

Full-time employees of the Financial Industry Regulatory Authority (“FINRA”) member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company’s Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously managed an open account directly through the Distributor in a Dreyfus-managed fund or Founders-managed fund since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class B Shares. Class B shares of a Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares.”

Approximately six years after the date of purchase, Class B shares of a Fund automatically will convert to Class A shares of such Fund, based on the relative net asset values for shares of each such Class. Class B shares of a Fund that have been acquired through the reinvestment of the Fund’s dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of the Fund’s dividends and distributions.

Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See “How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares.”

Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “Class B Shares” above and “How to Redeem Shares—Contingent Deferred Sales Charge–Class C Shares.”

Class I Shares (Connecticut Fund Only). The public offering price for Class I shares is the net asset value per share of that Class.

Class Z Shares (Connecticut Fund, Massachusetts Fund and Pennsylvania Fund Only). The public offering price for Class Z shares is the net asset value per share of that Class. Class Z shares generally are not available for new accounts.

Using Federal Funds. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds (“Federal Funds” (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Right of Accumulation–Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related “purchaser” as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund or shares of certain other funds advised by the Manager or Founders, or shares of certain Mellon Institutional Funds, that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Dreyfus TeleTransfer Privilege. You may purchase Class A, Class C, Class I or Class Z shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares—Dreyfus TeleTransfer Privilege.”

Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

Distribution Plan. Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company’s Board has adopted such a plan (the “Distribution Plan”) with respect to the Class B and Class C shares of each Fund, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company’s Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of the Fund’s relevant Class of shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Company’s Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders’ approval and that other material amendments of the Distribution Plan must be approved by the Company’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Fund, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of the outstanding shares of such Class of the Fund.

For the fiscal year ended April 30, 2008, each Fund paid the Distributor, with respect to the Fund’s Class B and Class C, pursuant to the Distribution Plan, the following amounts:

Name of Fund	Class B	Class C
Connecticut Fund	$57,101	$83,956
Maryland Fund	74,043	27,876
Massachusetts Fund	17,312	24,779
Michigan Fund	8,186	31,457
Minnesota Fund	37,139	34,828
North Carolina Fund	19,137	12,368
Ohio Fund	49,737	62,555
Pennsylvania Fund	37,430	27,280
Virginia Fund	12,782	16,983

Shareholder Services Plans. The Company has adopted separate Shareholder Services Plans, pursuant to which (i) each Fund pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) each of the Connecticut Fund, the Massachusetts Fund and the Pennsylvania Fund reimburses the Distributor for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of such Fund’s Class Z. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Class A, Class B and Class C Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Company’s Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Company’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

For the fiscal year ended April 30, 2008, each Fund paid the Distributor, pursuant to the Shareholder Services Plan, with respect to the Fund’s Class A, Class B and Class C shares, the following amounts:

Name of Fund	Class A	Class B	Class C
Connecticut Fund*	$624,612	$28,551	$27,985
Maryland Fund	456,661	37,021	9,292
Massachusetts Fund	115,188	8,656	8,260
Michigan Fund	214,053	4,093	10,486
Minnesota Fund	261,822	18,569	11,610
North Carolina Fund	146,323	9,568	4,123
Ohio Fund	439,672	24,869	20,852
Pennsylvania Fund	354,804	18,715	9,093
Virginia Fund	140,420	6,391	5,661

*	Class Z shares of the Connecticut Fund, Massachusetts Fund and Pennsylvania Fund paid the Distributor $87,684, $80,647 and $14,319, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

General. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for a period of up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Contingent Deferred Sales Charge–Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Fund which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of the Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Fund held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996, and except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00	*

____________________________

*	These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	3.00
Second	3.00
Third	2.00
Fourth	2.00
Fifth	1.00
Sixth	0.00	**

____________________________

**	These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	5.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	0.00
Eighth	0.00	***

____________________________

***

These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares of the Fund through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Contingent Deferred Sales Charge–Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge–Class B Shares” above.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the relevant Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Checkwriting Privilege - Class A and Class Z Only. The Fund provides redemption checks (“Checks”) to investors in Class A and Class Z shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in the investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See “How to Buy Shares” for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A shares reinvested. The Reinvestment Privilege may be exercised only once.

Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See “How to Buy Shares–Dreyfus TeleTransfer Privilege.”

Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Company’s Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Fund, shares of the same Class of one of the other Fund or of another fund in the Dreyfus or Dreyfus Family of Funds, shares of the same Class of certain Mellon Institutional Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client’s state of residence. With respect to Class Z shares, the Fund will deduct a redemption fee equal to 1% of the net asset value of Class Z shares exchanged out of the Connecticut Fund, the Massachusetts Fund or the Pennsylvania Fund, as the case may be, where the exchange is made less than 30 days after the issuance of such Class Z shares. Shares of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.

Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.

Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money marked fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares for an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund’s Exchange Account. In addition, the time Class B shares are held in the General Fund’s Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund’s Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Worldwide Dollar Fund, and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund’s Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund’s Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Family of Funds and the General Fund. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable “No” box on the Account Application or online, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of one of the other Fund or of another fund in the Dreyfus Family of Funds, shares of the same Class of certain Mellon Institutional Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares of the Connecticut Fund, the Massachusetts Fund or the Pennsylvania Fund should call 1-800-645-6561), or visiting www.dreyfus.com. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in a state in which shares of the Fund being acquired may legally be sold. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Class A, Class C, Class I and Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C, Class I and Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan—Class Z Only. Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C, Class I and Class Z shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C, Class I or Class Z shares of a Fund in shares of another fund in the Dreyfus Family of Funds, shares of the same Class of certain Mellon Institutional Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.

Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Letter of Intent–Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities. Each Fund’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service’s procedures are reviewed under the general supervision of the Company’s Board. If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with the procedures approved by the Company’s Board. Fair value of investments may be done by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading or similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent price and from prices used by other mutual funds to calculate their net asset values. Expenses and fees, including the management fee (reduced by the expense limitation, if any), and fees pursuant to the Shareholder Services Plan and pursuant to the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Fund’s shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that each Fund has qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended April 30, 2008. Each Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gain) and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Fund and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve system may take considerably longer to convert into Federal Funds. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Any dividend or distribution paid shortly after an investor’s purchase of a Fund’s shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as described in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by a Fund from certain financial futures and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any such Section 1256 contracts remaining unexercised at the end of a Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Fund characterized as described above.

Offsetting positions held by a Fund involving certain futures and options transactions with respect to actively traded personal property may constitute “straddles.” To the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Fund may constitute “mixed straddles.” A Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

State and Local Tax Treatment. Each Fundwill invest primarily in Municipal Bonds of the State after which the Fund is named. Except to the extent specifically noted below, dividends by a Fund are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds. However, some or all of the other dividends or distributions by a Fund may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Fund derived from obligations of the United States or its agencies or instrumentalities.

The Fund anticipates that a substantial portion of the dividends paid by each Fund will not be subject to income tax of the State after which the Fund is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Fund may represent taxable income. Also, all or a portion of the dividends paid by a Fund that are not subject to income tax of the State after which the Fund is named may be a preference item for such State’s alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Fund.

The paragraphs below discuss the State tax treatment of dividends and distributions by each Fund to residents of the State after which the Fund is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

Dreyfus Connecticut Fund. Dividends by the Fund that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Fund as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Fund to entities subject to the Connecticut corporation business tax are not exempt from that tax.

The shares of the Fund are not subject to property taxation by the State of Connecticut or its political subdivisions.

Dreyfus Maryland Fund. Dividendsand distributions by the Fund to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Fund from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Fund are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Fund shares will be subject to Maryland taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

If the Fund fails to qualify as a regulated investment company, the Fund would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

Individuals will not be subject to personal property tax on their shares of the Maryland Fund.

Dreyfus Massachusetts Fund. Dividendsby the Fund to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Fund from Massachusetts Municipal Bonds or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Fund to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Fund to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Fund may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

The shares of the Fund are not subject to property taxation by Massachusetts or its political subdivisions.

Dreyfus Michigan Fund. Dividends by the Fund to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from the Fund’ investment in Michigan Municipal Bonds, obligations of U.S. possessions, as well as direct U.S. Government obligations.

For Michigan personal income tax purposes, the proportionate share of dividends from the Fund’s net investment income from other than Michigan Municipal Bonds and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Fund’s shares will be included in Michigan taxable income.

Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Fund.

Dreyfus Minnesota Fund. Dividendspaid by the Fund to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Fund. Moreover, dividends paid by the Fund to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from a Fund’s investment in direct U.S. Government obligations. Dividends and distributions by the Fund to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Fund will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Fund that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.

The shares of the Fund are not subject to property taxation by Minnesota or its political subdivisions.

Dreyfus North Carolina Fund. Dividends paid by the Fund to a North Carolina resident that are attributable to interest on North Carolina Municipal Bonds or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Fund from the sale or exchange of certain North Carolina Municipal Bonds issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Fund also will be subject to the North Carolina income tax at the applicable rate.

The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Fund will not be subject to an intangibles tax in North Carolina.

To the extent that dividends or distributions from the North Carolina Fund increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

Dreyfus Ohio Fund. Dividends paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Fund as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Fund are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a “dealer in intangibles” (generally, a person in the lending or brokerage business), a decedent’s estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

Dreyfus Pennsylvania Fund. Dividends paid by the Fund will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Fund will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

Dividends paid by the Fund which are considered “exempt-interest dividends” for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Fund may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation’s capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

Dreyfus Virginia Fund. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Fund and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

Generally, dividends distributed to shareholders by the Fund and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Fund will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

As a regulated investment company, the Fund may distribute dividends that are exempt from Virginia income tax to its shareholders if the Fund satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Fund fails to qualify, no part of its dividends will be exempt from Virginia income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Fund receives taxable income, the Fund must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Fund.

PORTFOLIO TRANSACTIONS

General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. No brokerage commissions have been paid to date by the Fund.

The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.

Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, may publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings, at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about fund portfolio holdings. The Fund may distribute its portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings must be authorized by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company’s Board.

INFORMATION ABOUT THE COMPANY AND FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

The Company is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Company’s Agreement and Declaration of Trust (the “Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of nine series of shares. All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series would be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of such rule.

Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund’s performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests for a Fund’s shares by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Company will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

To offset the relatively higher costs of servicing smaller accounts, the Company will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

Effective December __, 2008, the Company changed its name from “Dreyfus Premier State Municipal Bond Fund” to its current name and commenced offering Class I shares.

The Funds send annual and semi-annual financial statements to all its shareholders.

As of [November 17,] 2008, the following persons owned of record 5% or more of the indicated Fund’s outstanding shares of beneficial interest:

[Connecticut Fund – (Class A): Merrill Lynch, Pierce, Fenner & Smith, FBO Peter G. Russell, Somerset, NJ – 8.34%; National Financial Services LLC, FBO Ida Procaccini, East Berlin, CT – 6.84%; Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY – 5.87%; People’s Securities, Inc., 1000 Lafayette Boulevard, Bridgeport, CT – 5.83%; (Class B): Pershing LLC, Jersey City, NJ – 23.83%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 15.04%; National Financial Services, LLC, FBO Casper J. Ultee & Lorraine Ultee, Glastonbury, CT – 13.64%; People’s Securities, Inc., 1000 Lafayette Boulevard, Bridgeport, CT – 9.13%; (Class C): National Financial Services, LLC, FBO Joan L. Avitabile, New Haven, CT – 21.18%; Pershing LLC, Jersey City, NJ – 17.83%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 13.82%; First Clearing, LLC, Ellenor S. DiLorenzo, TTEE, Suffield, CT – 6.88%; (Class Z): Charles Schwab & Co. Inc., Reinvest Account, San Francisco, CA – 10.37%.

Maryland Fund – (Class A): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 14.22%; National Financial Services, LLC, FEBO Cameron R. Jones, Rockville, MD – 12.17%; First Clearing, LLC, Elizabeth Fisher, Silver Spring, MD – 11.74%; Pershing LLC, Jersey City, NJ – 10.59%; Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL – 5.18%; (Class B): First Clearing, LLC, Englander Family Irrevocable Trust, Baltimore, MD – 18.36%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 5.39%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, Mutual Fund Operations, Somerset, NJ – 29.40%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 15.96%; First Clearing, LLC, Susan Baxter, Monkton, MD – 13.28%; Nancy L. Chen, Donna Louis and Donna Louis, JTWROS, Parkville, MD – 9.10%; National Financial Services, LLC, Morgan Jenna Cafritz, Trust #1, Brian Allen Cafritz, TTEE, Richmond, VA – 6.59%.

Massachusetts Fund – (Class A): National Financial Services, LLC, FEBO Donna L. H. Ahrens, Custodian, & Christina E. Ahrens, UTMA, Marion, MA – 10.29%; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA – 9.69%; The JLSE M Lohrer Trust, Carlisle, MA – 6.67%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 5.15%; Pershing LLC, Jersey City, NJ – 5.00%; (Class B): National Financial Services, LLC, FEBO Edwin F. Holda, TOD, Sharon Bird, Palos Hills, IL – 43.80%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 7.68%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 7.01%; Pershing LLC, Jersey City, NJ – 6.50%; (Class C): National Financial Services, LLC, FEBO Ramanlal H. Khiroya, Westwood, MA – 34.75%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 19.47%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, Jersey City, NJ – 7.44%; UBS Financial Services Inc., FBO Robert C. Saladino, Revocable Trust, North Reading, MA – 6.17%; Cornelius P. McGroary, Trustee, Duxbury, MA – 5.73%; Charles Schwab & Co., Inc., San Francisco, CA – 5.35%; (Class Z): Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA – 9.04%; National Financial Services, LLC, FEBO Jane W. Lorch, Brookline, MA – 8.13%.

Michigan Fund – (Class A): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 10.00%; National Financial Services, LLC, FEBO Michael J. Nic, Muskegon Heights, MI – 9.70%; (Class B): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 23.62%; First Clearing, LLC, Michael Miles Eisenstadt, Silver Spring, MD – 18.93%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 13.65%; National Financial Services, LLC, FEBO William H. Spitsbergen, TTEE, Wyoming, MI – 7.12%; Arthur Vlieg & Myrtle Vlieg, TTEES, Imlay City, MI – 5.76%; Ruth J. Edwards, TTEE, Owosso, MI – 5.29%; (Class C): First Clearing, LLC, David W. Elliott Revocable Trust, Rochester, MI – 30.72%; National Financial Services, LLC, FEBO Helen M. Mysliwiec, TTEE, Dearborn, MI – 20.01%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 7.67%; Raymond James & Associates, Inc., FBO Carole G. Snyder. TTEE, Kalamazoo, MI – 6.00%; Pershing LLC, Jersey City, NJ – 5.74%.

Minnesota Fund – (Class A): Wells Fargo Investments LLC, 625 Marquette Avenue, Minneapolis, MN – 14.80%; Charles Schwab & Co. Inc., FBO Customers, San Francisco, CA – 9.86%; Pershing LLC, Jersey City, NJ – 7.37%; (Class B): Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL – 48.77%; Wells Fargo Investments LLC, 625 Marquette Avenue South, Minneapolis, MN – 10.82%; Pershing LLC, Jersey City, NJ – 8.16%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 32.85%; Wells Fargo Investments LLC, 625 Marquette Avenue South, Minneapolis, MN – 16.89%; Pershing LLC, Jersey City, NJ – 7.08%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, Jersey City, NJ – 5.14%.

North Carolina Fund – (Class A): National Financial Services, LLC, FEBO Stephen O. Barefoot & Gayle S. Barefoot, Tampa, FL – 15.84%; First Clearing, LLC, Iola W. Walton, Carthage, NC – 11.43%; Pershing LLC, Jersey City, NJ – 9.74%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 7.52%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 5.14%; (Class B): National Financial Services, LLC, FEBO Mary F. Nance & Brian K. Nance, Cleveland, NC – 18.83%; First Clearing, LLC, Robert E. Hodder Marital Trust, Chapel Hill, NC – 18.76%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 8.12%; Raymond James & Associates, Inc., FBO Grace I. Grant, Denver, NC – 7.25%; James L. Griffin, Jr. & Susan W. Griffin JTWROS, Pittsboro, NC – 5.58%; (Class C): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 18.93%; First Clearing, LLC, Talley S. Wannamaker, Saluda, NC – 17.54%; Pershing LLC, Jersey City, NJ – 16.30%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 6.13%; National Financial Services, LLC, FEBO Joyce F. Wu, Durham, NC – 5.45%.

Ohio Fund – (Class A): National Financial Services, LLC, FEBO Stanley T. Yablonski & Susan I. Yablonski, Akron, OH – 13.50%; First Clearing, LLC, Patsy R. Hoag, Holland, OH – 8.00%; (Class B): National Financial Services, LLC, FEBO Sanford Neuger Trust, Beachwood, OH – 22.52%; First Clearing, LLC, David L. Marguglio, Strongsville, OH – 14.45%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 12.50%; Pershing LLC, Jersey City, NJ – 8.18%; (Class C): National Financial Services, LLC, FEBO Charlene F. Conkling, TOD, Kettering, OH – 34.31%; First Clearing, LLC, Steven D. Voller, Fairfield, OH – 16.24%; Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH – 8.67%; UBS Financial Services Inc., FBO Mrs. Barbara Hall Thatcher, Lyndhurst, OH – 7.14%; Pershing LLC, Jersey City, NJ – 6.85%.

Pennsylvania Fund – (Class A): National Financial Services, LLC, FEBO James L. Christie & Jerri L. Christie, Cheswick, PA – 15.28%; First Clearing, LLC, William N. Blakely, Jr. & Dianne C. Blakely, JT TEN, Butler, PA – 9.43%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 8.41%; (Class B): National Financial Services, LLC, FEBO Lester Sawitt & Darlene Sawitt, Upper Darby, PA – 38.89%; First Clearing, LLC, Linda Padbury, Richboro, PA – 15.40%; Pershing LLC, Jersey City, NJ – 12.65%; (Class C): First Clearing, LLC, Paul A. Cagino, WBNA Custodian, Glenmont, NY – 23.94%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 9.35%; UBS Financial Services Inc. FBO Michelle Monzo – Revocable Trust, Daisy Rose Monzo – Trustee, Monroeville, PA – 8.92%; Pershing LLC, Jersey City, NJ – 6.88%; E. Diane Blandino, Pittsburgh, PA – 6.61%; Comerica Bank, FBO Charlene M. Monzo – Irrevocable Trust, Detroit, MI – 5.64%; (Class Z): Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA – 13.51%; National Financial Services, LLC, FEBO Larry N. Bernstein, Bryn Mawr, PA – 11/26%; MAC & Co., P.O. Box 3198, Pittsburgh, PA – 10.84%; Pershing LLC, Jersey City, NJ – 7.14%.

Virginia Fund – (Class A): First Clearing, LLC, Buford T. Lumsden & Alvelta A. Lumsdem JTTENCOM, Roanoke, VA – 14.66%; National Financial Services, LLC, FEBO John D. Call, Sr. Family LLC, Richmond, VA – 11.53%; Pershing, LLC, Jersey City, NJ – 8.31%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 7.56%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 6.14%; (Class B): Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 39.16%; Pershing, LLC, Jersey City, NJ – 9.98%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 7.07%; Helen R. Hobart TOD, Alexandria, VA – 6.14%; (Class C): First Clearing, LLC, Ann M. Young, Alexandria, VA – 26.10%; Hyman M. Selmanovitz Amended & Restated Revocable Trust FBO Merle J. Selmanovitz; Springfield, VA – 16.57%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 13.14%; Pershing LLC, Jersey City, NJ – 10.36%; Primevest Financial Services, FBO Frederick J. Chaison Family Trust, St. Cloud, MN – 7.71%.]

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund’s Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Funds.

APPENDIX A

RISK FACTORS – INVESTING

IN STATE MUNICIPAL BONDS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Connecticut Fund	B-60
Maryland Fund	B-69
Massachusetts Fund	B-74
Michigan Fund	B-96
Minnesota Fund	B-103
North Carolina Fund	B-116
Ohio Fund	B-128
Pennsylvania Fund	B-136
Virginia Fund	B-151

Connecticut Fund

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State’s population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years. In April 2000, Connecticut had a population count of over 3.4 million, an increase of 3.6% from the 1990 figure, which was lower than both the regional (5.4%) and national (13.2%) growth rates. The mid-2007 population of the State was estimated at slightly above 3.5 million, up 0.2% from a year ago, compared to increases of 0.2% and 1.0% for New England and the United States, respectively.

The State’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional and national growth rates. Employment had gained approximately 35,000 jobs by late 2005 since it hit a low in September of 2003 and, in general, the unemployment rate has been lower than the national rate.

Personal Income and Gross State Product. Historically, the State has had one of the highest per capita income rates in the nation as well as a strong gross state product. Per capita personal income for Connecticut residents in 2006 was $50,787, 138.6% of the national average. In 2006, the State produced $204.1 billion worth of goods and services and $176.4 billion worth of goods and services in 2000 chained dollars. In 2006, the State’s output was concentrated in three areas: finance, insurance and real estate (“FIRE”), services and manufacturing, which collectively accounted for 69.2% of the State’s total production. The output from manufacturing, however, has been decreasing over time as the contribution from FIRE and other services have been rapidly increasing.

Employment. Non-agricultural employment includes all persons employed except Federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers. The State’s non-agricultural employment reached its recent high in the third quarter of 2000 with 1,698,030 persons employed, but began declining with the onset of the recession in the early 2000s. It was not until the end of 2003 that the State’s economy started to gain momentum, adding tens of thousands of new workers. During 2000, non-agricultural employment surpassed the previous peak with a total employment of 1,693,200. In 2006, the largest sectors of non-agricultural employment were services (40.5%), trade (18.5%) and government (14.6%). Total non-agricultural employment in Connecticut reached a recent low of 1,640,500 jobs in the third quarter of 2003, but recovered to 1,701,770 jobs by the third quarter of 2007.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. After reaching its recent high of 5.5% in 2003, Connecticut’s unemployment rate declined to 4.3% for the first six months of 2007, lower than the regional average of 4.6% and the national average of 4.5% for the same period.

Manufacturing. The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2007, based on the level of personal income derived from this sector, Connecticut ranked twentieth in the nation for its dependency on manufacturing wages. A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 193,650 in 2006. The total number of manufacturing jobs dropped 51,730 (21.1%) over the ten-year period since 1997.

Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. The State’s non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 88.5% in 2006. Over the last ten years there were over 123,000 new non-manufacturing jobs created, an increase of 9.1%. This sector has more than compensated for the loss of manufacturing jobs, fueling the recovery in non-agricultural employment since 2003.

State Finances

The State’s fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenses. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds. For budgetary purposes, the State’s General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles (“GAAP”). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

Fiscal 2006-2007 Operations. General Fund revenues for Fiscal Year 2006-07 were $15.74 billion, General Fund expenditures and miscellaneous adjustments were $15.47 billion and the General Fund balance was a surplus of $269.2 million. The surplus balance reflects adjustments made to the budget for Fiscal Year 2006-07 due to the passage of the biennium budget for Fiscal Years 2007-08 and 2008-09. This $269.2 million was transferred to the State’s Budget Reserve Fund.

Budget for Fiscal Years 2007-2008 and 2008-2009. Although the General Assembly did not pass the biennial budget for Fiscal Years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for Fiscal Years 2007-08 and 2008-09. The Fiscal Year 2007-08 budget includes General Fund revenues and appropriations of $16.326 billion and $16.315 billion, respectively, resulting in a projected surplus of $0.7 million. The Fiscal Year 2008-09 budget includes General Fund revenues and appropriations of $17.0731 billion and $17.0723 billion, respectively, resulting in a projected surplus of $0.8 million. The General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-09 Fiscal Year to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated Fiscal Year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million, and (iii) a transfer of $80 million of the anticipated Fiscal Year 2006-07 General Fund surplus to the budget for Fiscal Year 2008-09, resulting in a net reduction in the anticipated Fiscal Year 2006-07 surplus of $790.3 million. Approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes.

The budget is $690.4 million above the expenditure cap for Fiscal Year 2007-08 and $28.2 million below the expenditure cap for Fiscal Year 2008-09. However, in accordance with the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in Fiscal Year 2007-08. This declaration has been ratified by a three-fifths vote of each house of the General Assembly.

Midterm Budget Adjustments for 2007-2008 and 2008-2009. Two proposed adjustments impact the projected Fiscal Year 2007-08 surplus. The first change is to shorten the accrual period for corporation tax receipts by fifteen days to move it closer to GAAP requirements for a revenue loss of $8 million in Fiscal Year 2007-08. The second change is to carry forward $13 million in debt service appropriations not expected to be needed in Fiscal Year 2007-08 for use in Fiscal Year 2008-09. These changes, if enacted, would reduce the projected surplus from $263.2 million to $242.2 million.

While the legislature did not make any midterm budget adjustments for the Fiscal Year 2008-09 in the legislative session ended on May 7, 2008, proposed adjustments, if accepted, could increase General Fund expenditures by $99.0 million for Fiscal Year 2008-09 from the enacted budget. Significant proposed changes include increases in appropriations for Medicaid and adult health services.

It was also proposed that there be an increase in general obligation bond authorizations of approximately $82 million to take effect in Fiscal Year 2008-09.

Fiscal 2007-2008 Operations. As of December 31, 2007, General Fund revenues for Fiscal Year 2007-08 were estimated at $16.26 billion, General Fund expenditures and miscellaneous adjustments were estimated at $16.00 billion and the General Fund for Fiscal Year 2007-08 was estimated to have a surplus of $263.2 million. In a report dated February 1, 2008, the Comptroller estimated that the General Fund would have a surplus for Fiscal Year 2007-08 of $281.2 million, as of the period ending December 31, 2007. Subsequent estimates have shown a decrease to such estimate such that as of the period ended April 30, 2008, the Comptroller estimated that the General Fund would have a deficit for Fiscal Year 2007-08 of $67.8 million.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of February 1, 2008, the State had direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the General Fund of approximately $9.54 billion.

The following table sets forth the total debt service on all outstanding long-term direct general obligation debt, as of February 1, 2008. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service
2008	$617,950,940
2009	1,432,222,053
2010	1,387,553,372
2011	1,274,434,155
2012	1,153,987,710
2013	1,023,960,787
2014	922,738,248
2015	864,631,324
2016	787,446,700
2017	737,396,743
2018	676,916,623
2019	622,075,980
2020-2031	2,512,267,843

The General Assembly has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts. Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.39 billion for Fiscal Year 2007-08, $1.76 billion for Fiscal Year 2008-09 and $1.53 billion for Fiscal Year 2009-10.

The General Assembly in 2007 authorized the issuance of up to $2 billion of pension obligation bonds to fund in part the unfunded accrued liability in the Teachers’ Retirement Fund. There are existing bond authorizations which will take effect during Fiscal Years 2007-08 and 2008-09.

Ratings. Moody’s, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State’s general obligation bonds.

Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation (“STO”) bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; and the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2012, which is to be met from Federal, State and local funds, is currently estimated at $23.3 billion. During Fiscal Years 1985-2007, $18.3 billion was approved, with the remaining $5 billion required for Fiscal Years 2008-12. The remaining $5 billion is anticipated to be funded with $1.5 billion from the anticipated issuance of new STO bonds, $88 million in anticipated revenues and $3.4 billion in anticipated Federal funds. The State’s share of the program costs, estimated at $8.6 billion, is to be funded from transportation-related taxes, fees and revenues deposited in the Special Transportation Fund (the “STF”) and from the proceeds of STO bonds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2007, the STF paid $3.5 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2007-08 was $3.1 million.

Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of February 1, 2008, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($208.8 million); Clean Water Fund Revenue Bonds ($1.01 billion issued, $611.8 million, including refunded bonds, outstanding); and Rate Reduction Bonds ($205.3 million issued, $111 million outstanding).

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, the Connecticut Development Authority (“CDA”) issues bonds to finance eligible economic development and information technology projects. Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program. Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured. As of February 1, 2008, $9.15 million of such bonds remain outstanding.

The General Assembly has authorized the Connecticut Health and Educational Facilities Authority to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals. The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford. Additionally, the University of Connecticut may issue special obligation bonds which may be secured by a special capital reserve fund which the State undertakes to restore to its minimum level.

Assistance to Municipalities. In March and June 2001, the State adopted legislation to assist the City of Waterbury in financing it budget deficits. The legislation imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board (the “Board”). The City was authorized, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding its budget deficits. Payment of the bonds is serviced through the City’s taxing authority. The City was required to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The legislation also provides for the establishment of a special capital reserve fund to further secure up to $100 million bonds issued by the City to fund its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum. As of February 2, 2008 the city had $64.6 million Special Capital Reserve Fund Bonds outstanding. The Minimum Capital Reserve Requirement is $7.6 million.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State’s share of such school building projects. Legislation enacted in 1997 changed the method of financing the State’s share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period.

The State has authorized new school construction grant commitments of approximately $322 million which take effect in Fiscal Year 2007-08. As of June 30, 2007, the Commissioner estimates that current grant obligations under the grant program established in 1997 are approximately $2.8 billion, which includes approximately $6.0 billion in grants approved as of such date less payments already made of $3.2 billion.

As of June 30, 2007, the State is obligated to various cities, towns and regional school districts for $454 million in aggregate installment payments and $94 million in aggregate interest subsidies for a total of $548 million.

Other Contingent Liabilities. The Connecticut Lottery Corporation (“CLC”) was created in 1996 as a public instrumentality of the State to operate the State’s lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2007 the current and long term liabilities of the corporation totaled $309.4 million.

Pension and Retirement Systems

The State is responsible for funding and maintaining the State Employees’ Retirement Fund (“SERF”) and the Teachers’ Retirement Fund (“TRF”). As of June 30, 2006, SERF had an actuarial accrual liability of approximately $16.83 billion and assets of approximately $8.95 billion, resulting in an unfunded accrued liability of approximately $7.88 billion. As of June 30, 2007, the market value of the fund’s investment assets was $10.04 billion. As of June 30, 2006, TRF had an actuarial accrued liability of approximately $18.70 billion, and assets of approximately $11.78 billion, which resulted in an unfunded accrued liability of approximately $6.92 billion. As of June 30, 2007, the market value of the fund’s investment assets was $13.78 billion.

Litigation

The State and its officers and employees are parties to numerous legal proceedings. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The cases described below generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million.

Sheff v. O’Neill is a superior court action brought in 1989 on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the trial court to retain jurisdiction of this matter. In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State’s compliance with the State Supreme Court’s 1996 decision. Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003. Under the settlement agreement, the State was obligated, over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order. That agreement expired in June 2007 and the anticipated costs of that agreement have been expended. On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion. On July 5, 2007, the plaintiffs filed a motion for order to enforce the judgment and to order a remedy alleging that the State remains in material non-compliance with the mandate. In November 2007, the trial court began a hearing on the plaintiff’s motion, and in January 2008 completed that hearing. On April 4, 2008, a tentative settlement was presented to the legislature, and the legislature approved the settlement on May 4, 2008, which is now awaiting Court approval.

Carr v. Wilson-Coker. The plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys’ fees and costs. The parties filed cross-summary judgment motions. In a ruling on those motions, the Court determined that a trial was necessary to resolve questions of fact on certain of the issues. On March 7, 2008, a tentative settlement was presented to the legislature, and the legislature approved the settlement on April 6, 2008, which is now awaiting Court approval.

State Employees Bargaining Agent Coalition v. Rowland. This case is a purported class of laid-off State employees who sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys’ fees and costs. The defendants moved to dismiss the action based on absolute immunity. That motion was denied by the Federal district court on January 18, 2005, and the defendants appealed. The same purported class brought related State law claims in State Court under the caption Conboy v. State of Connecticut. On July 10, 2007, the Federal appellate court remanded the case back to the district court for trial. The case remains pending. On October 20, 2006, the State trial court in Conboy v. State of Connecticut denied the State’s motion to dismiss, and the State has appealed. That appeal remains pending in State Supreme Court.

State of Connecticut v. Philip Morris, Inc., et al. Three manufacturers that subsequently agreed to participate in the 1998 Master Settlement Agreement (the “MSA”), Commonwealth Brands, Inc., King Maker Marketing, Inc. and Sherman 1400 Broadway N.Y.C. Inc., filed a petition to compel arbitration against the State with regard to certain alleged obligations of the State under the 1998 Master Settlement Agreement (the “MSA”). These parties contend that the State has not diligently enforced its obligations under the MSA. If such claims are determined to be subject to arbitration, and an arbitration panel were to conclude that the State had not diligently enforced its obligations under the MSA against non-participating manufacturers, then the payments that the State receives under the MSA could be reduced for any year that the State was found not to have diligently enforced its obligations. On August 3, 2005, the Court ruled that the parties’ dispute was subject to arbitration. The State appealed the ruling that the dispute is subject to arbitration, and the Connecticut Supreme Court ruled against the State and affirmed the trial court’s ruling. The State also filed a motion for a declaratory or enforcement order that the State has diligently enforced its escrow statute, and, therefore, Connecticut’s MSA payment received in 2004 is not subject to be reduced retroactively by the Non-Participating Manufacturer Adjustment (the “NPM Adjustment”) for 2003. The State filed this motion because the other condition precedent to the potential operation of the NPM Adjustment occurred on March 27, 2006, when an economic firm issued a determination that the MSA was a significant factor contributing to participating manufacturers’ market share loss in 2003. The State is seeking an order regarding diligent enforcement to prevent participating manufacturers from asserting that the State failed to diligently enforce its escrow statute in 2003 and that the NPM Adjustment should be applied to reduce or eliminate the State’s 2004 MSA payment. Subsequent to that filing, several tobacco manufacturers filed a demand for arbitration under the MSA of their payment liabilities as affected by the NPM adjustment for 2003. The State has refused the demand for arbitration, asserting that the matters in question are not arbitrable under the MSA. Certain manufacturers have moved in the trial court to compel arbitration of that issue, and that motion is pending before the court. If such claims are ultimately determined to be subject to arbitration, and an arbitration panel were to conclude that the State had not diligently enforced its obligations under the MSA against non-participating manufacturers, such a determination also could impact the amount of payments due to the State under the MSA. If the claims are not determined to be arbitrable, it is possible that the manufacturers would pursue the same claims in court.

Connecticut Coalition for Justice in Education Funding et al v. Rell, et al. Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students’ State Constitutional rights to a free public education, among others, and allege that the State’s principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students. The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted. The court ruled that the coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs’ claims for “suitable” education under the State Constitution. On September 17, 2007, the trial court issued a ruling granting the State’s motion to strike three counts of the plaintiffs’ complaint. After the court’s ruling, one count of the plaintiffs’ complaint remains, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court, and that appeal remains pending.

Juan F. v. Weicker. Since 1991, the State Department of Children and Families has been operating under the provisions of a Federal court-ordered consent decree. In October 2003, the State entered into an agreement with the court monitor and plaintiffs’ attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State’s request to reconsider the plan in February 2004. In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision. The State is currently working to meet the requirements of the exit plan.

Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in Federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June 2004, the Federal Bureau of Indian Affairs (the “BIA”) denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the “DOI”), and that appeal was dismissed on March 18, 2005. On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe’s land claims. The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007. An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately- and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the BIA issued a final determination granting Federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe has appealed that decision. The land claims have been stayed pending the resolution of the Federal recognition matter. In June 2002, the BIA issued a final determination granting Federal recognition to the Historic Eastern Pequot tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe. It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal government for recognition. In any of the land claims matters, irrespective of whether Federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

In White Oak Corp., White Oak filed for mediation against the Department of Transportation (the “DOT”), claiming breaches of contract in association with certain construction projects in the State. In December 2005, the American Arbitration Association ruled against White Oak in one instance, and declined its request for $90 million and awarded DOT damages in the amount of $1.17 million instead, which were approved by the Superior Court. White Oak filed a new demand for arbitration seeking $110 million for delay damages, and the State sought an injunction on this second demand in light of the rulings in the first demand for arbitration. The Court denied the injunction and the State appealed that decision. The Court also lifted an earlier issued stay on the arbitration, and the State has also appealed that decision. On May 20, 2008 the Supreme Court reversed the Court’s denial of the injunction and ordered that a permanent injunction be issued barring White Oaks from pursuing the second arbitration.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This Federal suit was brought in February 2006 on behalf of individuals with mental illness in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. In September 2007 the Court dismissed the plaintiff’s case for lack of standing, although it left open the ability for proper plaintiffs to replead.

Maryland Fund

General Information

The State of Maryland has a population of approximately 5.6 million, with employment based largely in the service, retail trade and government sectors. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been greatly below those of the national average for each of the last 20 years. The unemployment figure for 2007 was 3.8% compared to a national rate for the same period of 4.6%. Total employment has increased by 12.5% between 1998 and 2007. Maryland’s labor force totaled over 3 million individuals in 2007.

Maryland residents received almost $258.6 billion in personal income in 2007. Total personal income increased at a rate of 5.2%, below the national average of 6.2%. Per capita income, however, remained significantly above the national average in 2007, $46,021 in Maryland compared with the national average of $38,611. In 2007, Maryland’s per capita personal income ranked fifth highest of the 50 states. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

State Budget and Finances.

General. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, property and motor vehicle taxes. Non-tax revenues are largely from the Federal government for transportation, health care, welfare and other social programs. The State ended Fiscal Year 2007 with a $284.7 million General Fund balance.

The Fiscal Year 2007 reserved General Fund balance was $2.4 billion, while the unreserved, designated and undesignated fund balances were $195.1 million and $690.2 million, respectively; this compares to the reserved General Fund balance of $1.5 billion and unreserved, undesignated fund balance of $1.3 billion and $730.9 million, respectively, at the end of Fiscal Year 2006. The total fund balance for Fiscal Year 2007 was $3.3 billion compared with a total fund balance of $3.5 billion for Fiscal Year 2006.

The State reserve fund consists of four accounts – the Reserve Stabilization Account (the “RSA”) the Dedicated Purpose Account, the Economic Development Opportunities Program Account, and the Catastrophic Event Account. The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases. The State reserve funds totaled $1.6 billion at the close of Fiscal Year 2007. The balance of the State Reserve Fund for the Fiscal Year that ended June 30, 2008 was estimated to be $692.2 million, with $681.7 contained in the RSA and $10 million in the other accounts. The RSA was estimated to be 5% of General Fund revenues.

2006 Budget. On April 9, 2005, the General Assembly approved the budget for Fiscal Year 2006 (the “2006 Budget”), which included, among other things: (i) funds to the State’s retirement and pension systems to remain within the range of 90-110% full funding; (ii) $2.5 million for capital projects and $20 million for a fund to reimburse the General Fund when heritage income tax credits are claimed; (iii) $4.5 billion in aid to local governments from general funds; (iv) $325.7 million to the State Reserve Fund; and (v) General Fund deficiency appropriations of $100.4 million for Fiscal Year 2005.

The 2006 Budget funded all Fiscal Year 2006 debt service on the State’s general obligation bonds entirely with special funds, primarily from State property tax revenues. The 2006 Budget included funds for an employee cost of living adjustment of 1.5%, merit increases for certain employees, and a (reduced) match for contributions to deferred compensation of $400.

As part of the 2006 Budget, the General Assembly enacted the Budget Reconciliation and Financing Act of 2005 (the “2005 Act”) authorizing various funding changes resulting in increased general fund revenues and decreased general fund appropriations. The 2005 Act increased Fiscal Year 2006 revenues by providing $90 million in transfer tax revenues and $48 million in highway user revenues that would otherwise have gone to local governments. Also, the 2005 Act and other legislation increased 2006 revenues by $69.4 million, including $25 million from withholding on retirement distributions; $13.7 million from uncoupling from the Federal deduction for qualified production activity; $8 million from increased efforts in bank account attachments; $8 million from increasing the rate of withholding primarily on out-of-state realty sales; $6.2 million from increasing the nonresident pass-through entities tax; and $3 million from reducing the number of withholding allowances for child support and other debtors. Reductions to required Fiscal Year 2006 General Fund appropriations included $5.1 million reduction in the State’s match of employee contributions to the deferred compensation plan; $5.8 million decrease in the State share (from 80% to 75%) of the cost of placing students with special needs in non-public establishment; and a $2.4 million reduction to a pre-kindergarten program for high risk children.

The 2006 Budget totaled $25.9 billion, a 4.2% increase over Fiscal Year 2005. This increase was due, in part, to increases in public school education funding ($396.6 million) and Medicaid spending ($371 million). The 2006 Budget also earmarked $79.1 million to build State and local correctional facilities and $8.5 million for drug treatment programs. Maryland’s capital budget for Fiscal Year 2006 was approximately $2.8 billion, which includes $947 million for State-owned capital projects as well as capital programs that provide grants and loans to local governments and the private sector. The balance in the RSA was $757.8 million at June 30, 2006, equal to approximately 6.1% of estimated General Fund revenues.

2007 Budget. On March 27, 2006, the General Assembly approved the budget for Fiscal Year 2007 (the “2007 Budget”), which included, among other things: (i) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (ii) $5 billion in aid to local governments from general funds; (iii) $136.2 million for capital projects; (iv) $771.4 million to the State Reserve Fund; and (v) General Fund deficiency appropriations of $182.3 million for Fiscal Year 2006.

The 2007 Budget funded all Fiscal Year 2007 debt service on the State’s general obligation bonds entirely with special funds, primarily from State property tax revenues. The amount of State property tax revenues projected reflects a reduction in the fiscal year 2007 State property tax rate of 2¢ (per $100 of taxable assessed value) from 13.2¢ to 11.2¢, which rate was established by the Board of Public Works on April 19, 2006.

The 2007 Budget included funds for an employee cost of living adjustment ranging from $900 to $1,400 per employee, employee merit increases, and the statutory match for contributions to deferred compensation. In addition, the 2007 Budget provided $37.6 million for correctional officer salary increases and new positions. Legislation was enacted providing for a subtraction modification for State individual income tax purposes for military retirement income and a re-coupling with certain federal estate tax provisions, estimated to reduce State General Fund revenues in Fiscal Year 2007 by $22.9 million.

As part of the Fiscal Year 2007 Budget, the Governor proposed and the Board of Public Works approved on February 28, 2007, expenditure reductions totaling $51.6 million. The balance in the RSA was $1.3 billion at June 30, 2007, equal to 11.1% of General Fund revenues.

2008 Budget. On April 9, 2007, the General Assembly approved the budget for Fiscal Year 2008 (the “2008 Budget”), which included, among other things: (i) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (ii) $5.8 billion in aid to local governments from general funds; (iii) $27.5 million for capital projects; (iv) $262.8 million to the State Reserve Fund; and (v) deficiency appropriations of $144.5 million for Fiscal Year 2007.

The $262.8 million for the State Reserve Fund included $162.8 million to the RSA, representing the portion of the Fiscal Year 2006 General Fund balance in excess of the amount used to fund the 2007 Budget. The 2008 Budget included $100 million in the Dedicated Purpose Account and transfers of $978 million from the State Reserve Fund to the General Fund.

The 2008 Budget funds all Fiscal Year 2008 debt service on the State’s general obligation bonds, with $663.3 million in special funds, primarily from State property tax revenues, and $29.3 million in general funds. The projected amount of State property tax revenues reflects a property tax rate of 11.2¢ (per $100 of taxable assessed value), which was established by the Board of Public Works on April 30, 2007.

The 2008 Budget includes funds for a 2% employee cost of living adjustment, merit increases and the statutory match for contributions to deferred compensation. The 2008 Budget also includes a hiring freeze, which was initiated in February 2007, to continue into Fiscal Year 2008. On October 29, 2007, the General Assembly convened a special session, during which it enacted legislation generating an additional $403.1 million in general fund revenues for Fiscal Year 2008.

The 2007 General Assembly enacted legislation that limits a company’s ability to avoid Maryland corporate income taxes through the use of a captive real estate investment trust. This action is estimated to increase General Fund revenues by $7.6 million in Fiscal Year 2008. As part of the Governor’s plan to reduce a projected deficit in Fiscal Year 2009, the Governor proposed an the Board of Public Works approved on July 11, 2007 expenditure reduction totaling $128.4 million.

It is estimated that the General Fund balance on a budgetary basis at June 30, 2008, was $530.8 million. In addition, the balance in the RSA was estimated to be $681.7 million at June 30, 2008, equal to 5% of estimated General Fund revenues.

2009 Budget. On April 5, 2008 the General Assembly approved the Budget for Fiscal Year 2009 (the “2009 Budget”), which includes, among other things: (i) $6 billion in aid to local governments from general funds; (ii)$16.2 million for capital projects; (iii) $231.5 million to the State Reserve Fund; and (iv) deficiency appropriations of $77.5 million for Fiscal Year 2008.

The $231.5 million for the State Reserve Fund includes $145.6 million to the RSA, representing the portion of the Fiscal Year 2007 General Fund balance in excess of the amount used to fund the 2007 Budget (less $10 million). The 2009 Budget includes $85 million in the Dedicated Purpose Account and transfers of $125 million from the State Reserve Fund to the General Fund.

The 2009 Budget funds all Fiscal Year 2009 debt service on the State’s general obligation bonds, with $745.5 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects a property tax rate of 11.2¢ (per $100 of taxable assessed value), a rate unchanged from Fiscal Year 2008.

The 2009 Budget includes funds for a 2% employee cost of living adjustment, merit increases, and the statutory match contributions for deferred compensation. In addition, the 2009 Budget provides $62.8 million in general funds and $44.7 million in non-general funds for Other Post Employment Benefits to address the liability for future retiree health care costs.

It is estimated that the General Fund balance on a budgetary basis at June 30, 2009 will be $236.8 million. In addition, the balance in the RSA is estimated to be $738.9 million at June 30, 2009, equal to 5% of estimated General Fund revenues.

State Funds.

Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the “MSA”) are to be placed into this fund, which can only be spend through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs—the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $138.9 million in Fiscal Year 2007 and are expected to be $179.9 million in Fiscal Year 2008.

As part of the MSA between the states and the tobacco companies, Maryland’s share during Fiscal Year 2007 was $145.9 million. It is estimated that the payments made to the State pursuant to the MSA over the next eight years will total $1.4 billion. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $53.3 million during that same period pursuant to an award for attorney fees by the national arbitration panel.

Transportation Trust Fund. The Transportation Trust Fund, administered by the Department of Transportation (“DOT”), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund. Expenditures from the fund were $3.67 billion in Fiscal Year 2007.

State Indebtedness. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of public schools in political subdivisions. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions.

General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, debt service fund loan repayments and general fund appropriations provide the resources for repayment of general obligation bonds. In the Fiscal Year 2008 capital program, 45% of new general obligation bond authorizations represent financing of State-owned capital facilities and State programs, 46% represent financing of capital improvements owned by local government units, and 9% represent financing of capital improvements owned by non-profit or other private entities.

As of March 31, 2008, Maryland has $7.61 billion of net State supported debt outstanding. General obligation bonds accounted for $5.49 billion of that amount. In Fiscal Year 2007, debt service on general obligation bonds was paid primarily from State property tax receipts. As of March 31, 2008, outstanding DOT bonds accounted for another $1.287 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. As of March 31, 2008, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $273.2 million of State tax supported debt outstanding. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $249.9 million as of March 31, 2008. There also were $300.7 million of Grant Anticipation Revenue Vehicle (“GARVEE”) Bonds outstanding as of March 31, 2008.

As of March 31, 2008, the State has had approximately $1.13 billion of authorized but unissued debt. The State currently expects to conduct three bond offerings in Fiscal Year 2008.

In Fiscal Year 2008, the State issued Bay Restoration Revenue Bonds in the amount of $50 million. The Bay Restoration Bonds are secured by the mandatory $30 per year per equivalent dwelling unit from users of sewerage systems in the State contributed to the Bay Restoration Fund. Between 2009 and 2012, the State expects to issue an additional $480 million in Bay Restoration Revenue Bonds.

The Maryland Transportation Authority (“MdTA”) is authorized to issue GARVEE Bonds in an amount not to exceed $750 million, with a maximum maturity of 12 years, as part of the authorization of funding for the Intercounty Connecter highway project. Debt service will be paid from a portion of Maryland’s federal highway aid. MdTA issued its first series of GARVEE bonds in Fiscal Year 2007 in the amount of $325 million. An additional $425 million issue in the first quarter of Fiscal Year 2009 is contemplated.

Ratings. General obligation bonds of the State of Maryland are currently rated Aaa by Moody’s and AAA by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

Litigation. The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State’s financial position.

Massachusetts Fund

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2007, the population density of Massachusetts was 822.7 persons per square mile, as compared to 85.3 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas (99.6%). The State’s population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2007 population of 599,351.

Since 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. From 2005 through 2007, income in the Commonwealth grew faster than in the nation, and for the last fifteen years, only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

From 2001 to 2007, gross domestic product (“GDP”) in Massachusetts, New England and the nation has grown approximately 46.2%, 47.2% and 54.7%, respectively. The Massachusetts economy is the largest in New England, contributing approximately 47.2% to New England’s total GDP and the thirteenth largest in the nation, contributing 2.6% to the nation’s total GDP. Massachusetts had the fifth highest GDP per capita ($47,351) in 2007.

The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services) contributed 45.6% of the Commonwealth’s GDP in 2007. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment.

The unemployment rate in Massachusetts rose significantly above the national average due to the economic recession of the early 1990s. However, from 1995 through the end of 2005 the unemployment rate in Massachusetts was consistently below that of the United States. The unemployment rate in Massachusetts increased from 4.8% to 5.1% between January 2006 and January 2007, while the U.S. unemployment rate dropped from 4.7% to 4.6% over that same period. The Commonwealth has had a slightly lower unemployment rate, compared to the national rate, over the last thirteen months, but at 5.2%, the Commonwealth’s June 2008 unemployment rate was still significantly higher than the low of 4.1% in April 2008.

Commonwealth Finances

Cash Flow.

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes (“RANs”), must be repaid by the end of the fiscal year (June 30). The Commonwealth currently has liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in September 2008, June 2010, December 2010 (two lines) and November 2015, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002.

On May 30, 2008, the Commonwealth released its cash flow forecast for Fiscal Years 2008 and 2009. For Fiscal Year 2008, the projection was based on that year’s tax estimate of $20.225 billion, as subsequently revised. The projection incorporated actual spending and revenue through April 30, 2008 and estimates for the remainder of Fiscal Year 2008 as of April 30, 2008. The Commonwealth opened Fiscal Year 2008 with a starting cash balance of $1.591 billion and with no short-term debt outstanding. The May 30, 2008 report projected a year-end cash balance of $1.112 billion. The actual cash balance on June 30, 2008 was $1.156 billion (approximately $479 million lower than the July 1, 2007 cash balance of $1.591 billion). In order to distribute $935 million in local aid to cities and towns as required by the Fiscal Year 2008 budget, a transfer of $117 million is projected to be necessary to resolve this fund imbalance. The May 30, 2008 projection contemplated a $124 million shortfall in the Lottery funds, in addition to the deficit carried over from Fiscal Year 2007 of approximately $118.4 million.

The May 30, 2008 projection for Fiscal Year 2009 was based on the Governor’s Fiscal Year 2009 budget recommendations and did not reflect spending and revenue projections included in the final Fiscal Year 2009 budget. Based on these projections, the Fiscal Year 2009 forecast showed an overall decline in the non-segregated cash balance from $1.112 billion to $546.2 million. Significant tightening of the Commonwealth’s cash position was forecast for the second quarter of the fiscal year, which would require a series of cash flow borrowings. Preliminarily, the forecast assumed the issuance of RANs in the amount of $750 million in September 2008, followed by the issuance of $1 billion of commercial paper in November and December 2008. However, actual cash balances for the beginning of Fiscal Year 2009 have been lower than forecast. The month-end balance for July 2008 was $752.9 million compared to a balance of $1.292 billion for July 2007.

The Commonwealth’s next cash flow projection is expected to be released on or before September 1, 2008.

Fiscal Year 2007 Summary. On July 8, 2006, the Governor signed the Fiscal Year 2007 budget, which included $25.249 billion in spending, reflecting $458.6 million in line item reductions, and $118 million in reductions to transfers from the General Fund. The Legislature subsequently overrode $427 million of the Governor’s line item vetoes, bringing the Fiscal Year 2007 budget appropriations to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.

Appropriations for Fiscal Year 2007 totaled $25.704 billion. Additionally, appropriations totaling $919.4 million in Fiscal Year 2006 were authorized to be spent in Fiscal Year 2007. In addition to this spending, the Commonwealth has significant “off-budget” expenditures dedicated to the MBTA and MSBA totaling $734 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program. The Fiscal Year 2007 budget assumed total net transfers from the lottery of $1.103 billion, including the $920 million aggregate distribution to cities and towns. The assumed $1.103 billion figure was $65 million higher than the State Lottery Commission’s projections for Fiscal Year 2007. However, the $920 million in local aid spending was distributed to municipalities, and a transfer of $119 million into the State Lottery Fund will be required to resolve this fund imbalance.

The Commonwealth ended Fiscal Year 2007 with an undesignated budgetary fund balance of $190.9 million, net of a 0.5% tax revenue carry-forward into Fiscal Year 2008 of $99.2 million. The undesignated budgetary fund balance was designated as follows: the Legislature suspended the requirement in state finance law that 0.5% of total Fiscal Year 2007 tax revenues be deposited in the Stabilization Fund and instead mandated that $90.9 million be deposited in the Stabilization Fund, with the remaining $100 million being split among the Alternative and Clean Energy Investment Trust Fund ($43 million), the Life Sciences Investment Fund ($15 million), the Emerging Technology Fund ($15 million), the Affordable Housing Trust Fund ($10 million), the Smart Growth Housing Trust Fund ($10 million) and the Cultural Facilities Fund ($7 million).

For Fiscal Year 2007, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.335 billion. The balance reflects the $90.9 million transfer described above, as well as $89.5 million of investment earnings and additional taxes deposited into the fund. The year closed with additional reserve fund balances of $451.3 million (including the $100 million in transfers described above) and undesignated fund balances of $114.7 million. The total ending fund balance in the budgeted operating funds was $2.901 billion.

Fiscal Year 2008 Summary. The Legislature approved the Fiscal Year 2008 budget on July 2, 2007, and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations. The original Fiscal Year 2008 budget appropriated $26.808 billion, including $8.22 billion for Medicaid, $4.301 billion for education, $2.072 billion for debt service and contract assistance and $12.215 billion for all other programs and services. The original budget increased education funding to cities and towns by $220 million to $3.726 billion. The Fiscal Year 2008 budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the Fiscal Year 2007 level. Overall, local aid to cities and towns increased by 5.8% in the Fiscal Year 2008 budget.

Appropriations totaling $343.1 million in Fiscal Year 2007 were authorized as prior appropriations, allowing these funds to be spent in Fiscal Year 2008. Approximately $353.3 million in supplemental appropriations for Fiscal Year 2008 have been approved to date, with another $21 million pending in the Legislature. Based on historical trends and Fiscal Year 2008 spending to date, the Executive Office for Administration and Finance (“EOAF”) is currently anticipating approximately $237.3 million in reversions on account of Fiscal Year 2008 ($78.2 million of which are anticipated to be carried forward into Fiscal Year 2009). In addition to this spending in the budgeted operating funds, the Commonwealth has significant off-budget expenditures in fiscal 2008 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $756 million and $634.7 million, respectively.

During Fiscal Year 2007, the Governor took various actions to approval supplemental appropriations for the fiscal year. On November 20, 2007, the Governor signed legislation appropriating $15 million for the Low Income Heating and Energy Program, which provides support to low-income families during the winter heating season. On November 28, 2007, the Governor approved legislation providing for a $150 million transfer from the Health Care Security Trust to the General Fund. On January 4, 2008 and March 21, 2008 , the Governor approved $56.9 million and $89.2 million in supplemental appropriations, respectively. On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations and also authorized the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. The Commonwealth anticipates it will receive an additional $92.3 million in Federal reimbursement due to the increased spending. Finally, on June 17, 2008 and August 8, 2008, the Governor approved supplemental appropriations totaling $115.7 million and $46.5 million, respectively.

Fiscal Year 2009 Budget Summary. On January 23, 2008, the Governor filed his Fiscal Year 2009 budget recommendations, providing for $28.165 billion in spending, based upon a Fiscal Year 2009 consensus tax revenue estimate of $20.987 billion. The Legislature passed the Fiscal Year 2009 budget on July 3, 2007, and the Governor approved it 10 days later, vetoing or reducing line items totaling $122.5 million, of which the Legislature has since overridden $56.5 million. The total amount of authorized spending in Fiscal Year 2009 is now budgeted at $28.167 billion.

The Fiscal Year 2009 budget assumes the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of Fiscal Year 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation, and $157 million in additional revenues generated through enhanced collection and enforcement measures. The Fiscal Year 2009 budget also relies upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008.

Current economic forecasts suggest that Fiscal Year 2009 tax revenues could be approximately $400 million less than estimated. This reflects a projected decrease in various types of state tax revenues, including capital gains tax revenues, which are expected to be lower in part due to the recent poor performance of the stock market. Moreover, an updated analysis of demands on state resources suggested that the Commonwealth will likely face approximately $600 million in program costs and departmental revenue exposures not contemplated by the Fiscal Year 2009 budget. Much of these unforeseen expenses are related to safety net services that are particularly important in an economic downturn, such as increased funding requirements for providing subsidized health insurance. Energy costs have also been skyrocketing in recent months, imposing increasing hardships on families and businesses. In total, these updated revenue forecasts and cost estimates for Fiscal Year 2009 suggest the potential need for approximately $1 billion of budgetary solutions.

In light of these fiscal and economic circumstances, the Governor has developed plans to manage state finances through these challenges, including budget vetoes, proposals for new health care reforms, proposals to capture departmental revenues, the use of reserves that were generated through a combination of higher-than-projected revenue collections during Fiscal Year 2008, and spending controls that were imposed by the EOAF in April 2008. The Governor filed legislation on July 13, 2008 seeking expanded authority to authorize cuts to a broader scope of budgetary spending. The Legislature has not acted on the Governor’s proposal.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth’s budgeted operating funds.

Commonwealth Taxes. The major components of Commonwealth taxes are the income tax, which is estimated to account for approximately 59.5% of total tax revenues in Fiscal Year 2008, the sales and use tax, which is estimated to account for approximately 20.4% of total tax revenues in Fiscal Year 2008, and the corporations and other business and excise taxes, which are estimated to account for approximately 11.4% of total tax revenues in Fiscal Year 2008. Other tax and excise sources were are estimated to account for the remaining 8.5% of Fiscal Year 2008 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

On November 4, 2008, an initiative petition will appear on the general election ballot which, if approved by a majority of voters, would reduce the state personal income tax rate to 2.65% for all categories of taxable income for the tax year beginning on or after January 1, 2009, and eliminate the tax for all tax years beginning on or after January 1, 2010.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, has historically been taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

Recent legislation changed the corporate tax structure and rates and is estimated to increase tax revenues by $285 million in Fiscal Year 2009. This legislation changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. This legislation also repealed the differences between Federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for all tax purposes. The new law retains the existing structure for different types of corporations that have different tax rates and apportionment rules. Together with these structural changes, the legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

The DOR estimates that these changes, in the aggregate, will increase revenues by approximately $285 million in Fiscal Year 2009, $390 million in Fiscal Year 2010, $269 million in Fiscal Year 2011, $190 million in Fiscal Year 2012 and $163 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. The DOR estimated that the REIT change resulted in a revenue increase of $40-60 million in each of Fiscal Years 2004 and 2005, and will continue to yield approximately the same amount in future fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimated that this change resulted in additional revenue of approximately $160 million in Fiscal Year 2004 and $155 million in Fiscal Year 2005 and thereafter. On July 1, 2008, the Governor approved legislation raising the tax from $1.51 per pack to $2.51 per pack. The Department of Revenue estimates that this change will result in additional revenue of approximately $174 million in Fiscal Year 2009 and $145 million thereafter.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government. In Fiscal Year 2007, Federa reimbursements for budgeted operating activity amounted to $6.168 billion. Federal reimbursements for Fiscal Year 2008 are currently estimated to be $6.421 billion. Federal reimbursements for Fiscal Year 2009 are currently projected to be $6.948 billion. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2008 and 2009, these revenues are estimated to be $2.379 billion and $2.381 billion, respectively.

Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $957.5 million, $985.2 million, $1.018 billion, $1.035 billion and $1.103 billion in Fiscal Years 2003 through 2007, respectively, and are estimated by the State Lottery Commission at $1.005 billion in Fiscal Year 2008. For Fiscal Year 2009, the projected net transfer is $1.028 billion.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth’s and the other states’ litigation against the cigarette industry (the “MSA”). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April 2006, April 2007, and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund, and required the Health Care Security Trust’s balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008.

Tax Revenues—Fiscal Years 2007-2009

Fiscal Year 2007. Tax revenue collections for Fiscal Year 2007 were estimated at $19.736 billion, an increase of $1.249 billion (6.8%) over Fiscal Year 2006. The increase was attributable in large part to an increase of approximately $500.5 million (6.2%) in withholding collections, an increase of approximately $161.5 million (8.3%) in income tax estimated payments, an increase of approximately $275.6 million (16.3%) in income tax payments with returns and extensions, an increase of approximately $220.1 million (9.8%) in corporate and business collections, an increase of approximately $62.9 million (1.6%) in sales and use tax collections and an increase of $49.5 million (2.8%) in miscellaneous tax collections. The preliminary Fiscal Year 2007 collections exceeded Fiscal Year 2007 tax revenue estimates by $436.3 million.

Fiscal Year 2008. Preliminary tax revenue collections for Fiscal Year 2008 total $20.881 billion, an increase of $1.144 billion (5.8%) over Fiscal Year 2007. The increase is attributable in large part to an increase of approximately $433 million (5.0%) in withholding collections, an increase of approximately $389 million (18.5%) in income tax estimated payments, an increase of approximately $299 million (15.2%) in income tax payments with returns and extensions, an increase of approximately $21 million (0.5%) in sales and use tax collections and an increase of $72 million (2.9%), in corporate and business tax collections. The preliminary collections are $655.6 million above the Fiscal Year 2008 tax estimate of $20.225 billion adjusted for subsequent tax law changes.

Fiscal Year 2009. Preliminary tax revenue collections for the first month of Fiscal Year 2009 totaled $1.383 billion, an increase $86.8 million (6.7%) over the same month in Fiscal Year 2008. The increase is attributable in large part to an increase of approximately $29.3 million (5.3%) in withholding collections, an increase of approximately $69.9 million (139.6%) in corporate and business tax collections and by the decline of $18.7 million(4.9%) in sales and use tax collections. The July 2008 collections were $38 million above the benchmark, which was based on the earlier Fiscal Year 2009 estimate of $21.402 billion. However, all of the July growth and more than the entire July surplus was accounted for by a corporate settlement payment of $80 million that was received in July.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“Local Aid”) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Year 2008 approximately $5.040 billion, or 18.5% of the Commonwealth’s projected budgeted spending, was allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its Local Aid payments. In Fiscal Year 2009, the Commonwealth will provide approximately $3.95 billion in Local Aid.

The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives. In Fiscal Year 2008, cities and towns received $935 million in aid from the State Lottery Fund, resulting in a deficit in the Fund that will require a transfer of $117 million from the General Fund. The Fiscal Year 2009 budget provides for State Lottery Fund distributions of approximately $810.9 million, with an additional $124.2 million to be provided from the General Fund. Additional Assistance totaling $378.5 million was also provided to cities and towns in Fiscal Year 2008. The Fiscal Year 2009 budget also provides for Additional Assistance in the amount of $378.5 million

Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the “EOHHS”), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children’s benefits are 65% Federally reimbursable under the State Children’s Health Insurance Program.

Nearly 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2003-08 has grown by 8.9% on a compound annual basis, but growth has leveled in the past two fiscal years. The Fiscal Year 2008 budget included $8.25 billion for Medicaid programs and other expenses, a 9.3% increase over Fiscal Year 2007. Current projections indicate that Fiscal Year 2008 expenditures will be approximately $36 million over the original spending authorization. The Fiscal Year 2009 budget includes $8.59 billion for Medicaid programs and administration, a 4.1% increase from the previous fiscal year.

Health Insurance Legislation. In April, 2006, new healthcare legislation was enacted mandating all residents 18 years and older to purchase health care insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the Federal poverty level (Commonwealth Care) and providing other new low cost options for those above the income cap (Commonwealth Choice). The Fiscal Year 2008 budget included $472 million for the Commonwealth Care program, but enrollment was higher than expected, leading to $153 million in supplemental appropriations being approved on May 30, 2008, leading to a total Fiscal Year 2008 program cost of about $630 million. The Fiscal Year 2009 budget includes $869 million for Commonwealth Care.

Health Safety Net Trust Fund. Previously the Uncompensated Care Pool, this program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people. The Division of Health Care Finance and Policy, which oversees the program, is continually monitoring utilization and costs of the Trust Fund as programs such as Commonwealth Care and Choice aim to insure almost every citizen. To date, utilization has decreased 15% between Fiscal Years 2006 and 2007, and costs fell 9% in the same period. In Fiscal Year 2008, projected expenditures for the Trust Fund are $497.6 million. The Fiscal Year 2009 budget authorizes $453 million in payments.

Public Assistance. The Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children (“TAFDC”); emergency assistance; emergency aid to the elderly, disabled and children (“EAEDC”); and the state supplemental benefits for residents enrolled in the Federal supplemental security income (“SSI”) program. In addition, the Commonwealth is responsible for administering the entirely Federally funded food stamps program, which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.

Total TAFDC expenditures in Fiscal Year 2008 are estimated to have been $287.8 million, or $3.6 million more than Fiscal Year 2007. TAFDC Fiscal Year 2009 expenditures are projected to be $302.7 million. Fiscal Year 2008 expenditures for the EAEDC program are estimated to total $72.2 million, an increase from Fiscal Year 2007 spending of $67.3 million. Total Fiscal Year 2009 EAEDC expenditures are projected to be $72.5 million. In Fiscal Year 2008, the Commonwealth’s supplemental SSI spending is estimated to have been $212.2 million, $6.8 million greater than expenditures in Fiscal Year 2007. Fiscal Year 2009 SSI expenditures are projected to be $219.3 million.

Federal welfare reform legislation that was enacted on August 22, 1996 eliminated the Federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (TANF). The block grant for the Commonwealth was established at $459.4 million annually for Federal fiscal years 1997 through 2006. The Commonwealth must meet Federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February, 2006, Federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain Federal work requirements.

Under Federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in Federal fiscal year 2007. Through Fiscal Year 2007, Massachusetts has been eligible under the Federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet Federal requirements for state maintenance of effort spending. The Commonwealth is awaiting approval of the Fiscal Year 2007 caseload reduction credit methodology. In Fiscal Year 2008, Massachusetts will be subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology will diminish the Commonwealth’s ability to lower its workforce participation target, it has established a new supplemental nutrition program. Working families enrolled in this new program can be counted towards the workforce participation rate and allow the Commonwealth to avoid losses in Federal revenue in Fiscal Year 2008, while providing the working poor with a meaningful food assistance benefit.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. For Fiscal Years 2008 and 2009, the Office of Health Services is estimated to spend $1.236 billion and $1.293 billion, respectively. The Department of Public Health’s Fiscal Years 2008 and 2009 projected spending was an estimated $551.1 million and $589.7 million, respectively. Department of Mental Health spending is estimated to be $670.5 million and $685.4 in Fiscal Years 2008 and 2009, respectively. Division of Health Care Finance and Policy spending is estimated to be $14.5 million and $17.5 million in Fiscal Years 2008 and 2009, respectively.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. Employees of certain independent authorities and agencies, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

The Commonwealth’s employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

Early Retirement Incentive Program. As a means of reducing payroll costs, in Fiscal Years 2002-03, the Commonwealth adopted two Early Retirement Incentive Programs (each, an “ERIP”), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 and 2003 ERIP programs totaled approximately 4,600 and 3,048, respectively. The legislation authorizing each ERIP directed the Public Employee Retirement Administration Commission (“PERAC”) to file an annual report on the additional actuarial liabilities due to each ERIP. On August 24, 2007, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2007. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.349 billion. This liability was composed of unfunded actuarial accrued liabilities of approximately $3.226 billion for the State Employees’ Retirement System, $8.5 billion for the Massachusetts Teachers’ Retirement System, $1.221 billion for Boston Teachers and $402 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2007 to be approximately $53.761 billion (comprised of $21.671 billion for state employees, $29.321 billion for state teachers, $2.368 billion for Boston Teachers and $402 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $40.412 billion based on a five-year average valuation method, which equaled 88.6% of the January 1, 2007 total asset market value.

Other Post-Employment Benefits. In addition to supplying pension benefits the Commonwealth is required to provide specific health care and life insurance benefits for retired employees of certain governmental agencies. All employees of the Commonwealth can potentially become eligible for such benefits if they reach the age of retirement while working in the Commonwealth. Eligible individuals must contribute a particular percentage of the costs of the health care benefits, while participating eligible authorities must reimburse the Commonwealth for the cost of providing these benefits. The Commonwealth recognizes its share of the costs of providing these benefits when paid, on a “pay-as-you-go” basis.

Assuming no pre-funding, the actuarial accrued liability of the Commonwealth for these obligations earned through January 1, 2006 was $13.287 billion. If pre-funding was assumed, the actuarial accrued liability was reduced to $7.562 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under pre-funding, the annual required contribution was calculated in June 2006 to commence at $702.9 million for Fiscal Year 2006 and projected to increase to $1.205 billion for Fiscal Year 2016. Assuming prefunding, the annual required contribution was calculated to be $763.1 million in Fiscal Year 2008, increasing to $1.223 billion in Fiscal Year 2016.

Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution. Fiscal Year 2008 and Fiscal Year 2009 spending on higher education is projected at $1.079 billion and $1.085 billion, respectively.

Other Program Expenditures. The remaining expenditures on other programs and services for state government amounted to an estimated $2.236 billion in Fiscal Year 2008 and are projected to be $2.312 billion in Fiscal Year 2009, including the judiciary ($823 million in Fiscal Year 2008), district attorneys ($102.1 million in Fiscal Year 2008), the Attorney General ($41.2 million in Fiscal Year 2008), the EOAF ($413.9 million in Fiscal Year 2008), the Executive Office of Transportation and Public Works ($243.3 million in Fiscal Year 2008), the Executive Office for Housing and Economic Development ($249 million in Fiscal Year 2008), the Executive Office of Labor and Workforce Development ($69.7 million in Fiscal Year 2008) and various other programs ($293.8 million in Fiscal Year 2008).

Capital Spending

The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. On July 31, 2007, the Governor announced that the annual administrative limit on the amount of bond-funded capital expenditures (known as the “bond cap”) would be $1.5 billion for Fiscal Year 2008, plus $55.7 million of unexpended bond proceeds expected to be carried forward from Fiscal Year 2007. Under this new policy, the Commonwealth will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. The budgeted revenue projection for Fiscal Year 2008 was the amount used in the Governor’s Fiscal Year 2008 proposed budget. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2012. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

In April, 2007, the Governor announced his plan to proceed with the South Coast Rail Project, which is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through Fiscal Year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth.

On August 6, 2007, the Governor released a five-year capital investment plan for Fiscal Years 2008-12. This plan, totaling an estimated $12 billion over five years, increases the Commonwealth’s direct capital investment in several priority areas, including higher education, economic development, housing, transportation infrastructure, energy and environmental affairs, and community investments. The Governor’s plan included a 186% increase in state capital spending for higher education, dedicating $125 million to the state’s public colleges and universities in Fiscal Year 2008. The plan also dedicated $1.12 billion to transportation projects and programs in Fiscal Year 2008, a 25% increase over projected Fiscal Year 2007 spending.

On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill which includes $500 million for the preservation and improvement of the Commonwealth’s 50,000 units of state-owned public housing.

On June 16, 2008, the Governor approved legislation that authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the Commonwealth to support research and development of new projects in the life sciences industry. The legislation also contemplates the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The legislation includes authorizations for new buildings, renovation projects and capital improvements at each of the Commonwealth’s public higher education campuses.

On November 29, 2007, the Governor filed a three-year, $2.9 billion transportation bond bill designed to leverage additional Federal funds for a total investment of $4.8 billion. In December, 2007, the Federal Highway Administration and the Federal Transit Administration notified the Commonwealth that they would not approve the statewide transportation improvement plan and subsequent Federal reimbursements of future transportation projects until the Commonwealth could demonstrate that adequate bond authorizations were available. The Legislature split the Governor’s bill into two parts, and on April 17, 2008, the Governor approved a partial version of the bill, authorizing $1.6 billion for transportation improvements and leveraging $1.9 billion in Federal reimbursements. Also included in this legislation were $150 million for grants to cities and towns for local roads and bridges in Fiscal Year 2009 and $700 million for certain mass transit improvements required as part of the state implementation plan. On August 8, 2008, the Governor approved a second transportation bond bill authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. This legislation includes funding for land protection and acquisition and funding to enhance state parks and rebuild related infrastructure. On August 11, 2008, the Governor approved a $3.3 billion general government bond bill making targeted investments in public safety, city and town facilities, state buildings, and information technology systems.

On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program. The program is expected to finance over 250 bridge projects over the next eight years with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future Federal funds. By accelerating the investment in bridges, the Commonwealth expects to realize hundreds of millions of dollars of savings from avoided inflation and deferred maintenance costs. The additional borrowing for the program will be in addition to the bond cap amounts to fund the regular capital program but will be taken into account under the state’s existing debt policy to ensure that annual debt service is maintained at a level which will not exceed 8% of budgeted revenues.

Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth’s capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. Substantial completion of the CA/T Project occurred on January 13, 2006, and final completion of the surface roadways was expected to occur by the end of calendar year 2006. The remaining work is scheduled to be completed in 2008.

A revised CA/T Project cash flow projection was developed to provide for several factors, including the following: (i) project spending during Fiscal Year 2006 falling below the previously stated budget amounts; (ii) the Massachusetts Turnpike Authority (the “MTA”) transferring most of the remaining financial contribution to the project; (iii) the capacity of authorized sources for financially supporting the remaining funding shortfalls; and (iv) the Commonwealth making funds available to the CA/T Project to bridge the ultimate receipt of Federal Funds with the expectation of continuing to do so in Fiscal Year 2007. Following the approval on May 15, 2007 by the members of the MTA of the Commonwealth’s proposal, relating to the $210 million funding shortfall for the CA/T Project, the MTA and the Commonwealth entered into an agreement to implement such proposal. On June 29, 2007, the Governor filed legislation to implement the provisions of the agreement. Such legislation is currently pending in the Legislature. On May 23, 2007, the MTA filed a finance plan update with the Federal Highway Administration. Federal review of the finance plan update is near completion. The Commonwealth currently anticipates receiving $133 million in withheld funds upon Federal approval of the update.

Recent Settlements. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth will recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T Project. In total, the United States and the Commonwealth will recover $500.7 million, including interest from all of these settlements. The Commonwealth has received $413.8 million to date, including interest, of which $17 million has been deposited in the StatewideRoad and Bridge and CA/T Infrastructure Fund. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

On June 4, 2007, the Commonwealth received final payment of a $58.5 million settlement with American International Group (“AIG”) for reimbursement of delayed credits to the owner-controlled insurance program for the CA/T Project and accrued interest on such delayed credits. The Federal government recently determined that the portion of the principal reimbursement allocable to overpayments made by the Federal government which must be credited back to the Federal government would be re-obligated to the CA/T Project, resulting in no net impact on the Federal funding commitment. The Federal government has indicated, however, that it will reduce future Federal contributions to the project by $29 million, representing the portion of the settlement allocable to the Federal share of accrued interest on the delayed credits. Of the $58.5 million of settlement proceeds received by the Commonwealth, $23.7 million has been transferred to pay remaining costs of the CA/T Project (thereby offsetting most of the impact of the $29 million reduction), and the balance has been expended by the Commonwealth for general purposes.

One issue still under Federal review is that the finance plan is based on an assumption that the remaining deductible liability payable to AIG from the owner-controlled insurance program trust for construction-related CA/T Project claims will be sold and that there is insufficient evidence of AIG’s willingness to grant the required approval for the sale of such liability. The Commonwealth and MTA are engaged in negotiations with AIG to obtain AIG’s approval of the sale or of another option for liquidating excess amounts on deposit in the insurance trust to satisfy cash flow needs identified in the updated finance plan. The Commonwealth and the MTA anticipate obtaining a commitment from AIG to grant the desired approval. In the event AIG does not grant the desired approval, the MTA or the Commonwealth would need to temporarily fund approximately $30 million of CA/T Project costs to complete the project, but it is expected that this amount would be reimbursed over time as final claims are paid from the insurance trust and excess amounts in the trust are released.

SEC Inquiry. In late August and early September 2006, the Securities and Exchange Commission (“SEC”) sent letters to certain departments and instrumentalities of the Commonwealth requesting voluntary provision of documents and information regarding safety reviews of the CA/T project during the period January 1, 2004 to the present and related disclosures. On January 8, 2008, the SEC notified the Commonwealth that the SEC did not intend to pursue any enforcement action, thus closing the inquiry.

Massachusetts Bay Transportation Authority. Beginning in Fiscal Year 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth’s debt service obligations related to certain outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts. After a five-year phase-in of reduced assessments, the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation. As of June 30, 2008, the MBTA had approximately $955.3 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $166 million to $156 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of July 2, 2008, the Commonwealth had approximately $15.9 billion in issued and outstanding general obligation debt.

The Commonwealth issued $1.5 billion in general obligation bonds to support capital spending in Fiscal Year 2008. These funds were the result of two bond issues. In May, 2007, the Commonwealth borrowed $228 million, and in August, 2007, the Commonwealth borrowed an additional $1.3 billion and invested $1.2 billion of the proceeds in guaranteed investment contracts. As of July 31, 2008, approximately $238 million of bond proceeds remain in these guaranteed investment contracts.

In terms of long-term borrowing, the Commonwealth expects to issue up to $1.8 billion in bonds in Fiscal Year 2009 to fund capital projects, including $1.625 billion for planned capital expenditures and up to $175 million for the structurally deficient bridge program. Unexpended bond proceeds from Fiscal Year 2008 are expected to be sufficient to cover planned capital expenditures being carried forward.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes (“BANs”). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. Through its commercial paper program, the Commonwealth borrowed $200 million in October 2007, $300 million in November 2007 and an additional $500 million in December 2007. Due to additional liquidity needs, the Commonwealth sold RANs for $400 million on December 21, 2007 that were repaid on March 21, 2007, and sold another $400 million in RANs on March 28, 2008 that were repaid on April 25, 2008. All short-term cash flow borrowings, including both commercial paper and RANs, were repaid by the end of Fiscal Year 2007.

Synthetic Fixed Rate Bonds. Of the variable-rate debt outstanding (approximately $4 billion as of July 2, 2008), the interest rates on $3 billion have been synthetically fixed by means of floating-to-fixed interest rate exchange (“swap”) agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable-rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date shall constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders. The intended effect of the agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds. As of July 2, 2008, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements. The remaining variable-rate debt of $1 billion is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. Variable Rate Demand Bonds (“VRDBs”) are long-term bonds whose interest rates re-set daily or weekly. Because these bonds offer bondholders a “put” or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. As of July 2, 2008, the Commonwealth had outstanding approximately $2.4 billion of outstanding VRDBs.

The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are reset at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put feature and therefore do not require a supporting credit facility. As of July 2, 2008, the Commonwealth had outstanding $551.9 million of auction rate securities outstanding. Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. Four of the Commonwealth’s six series of auction-rate bonds have experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions have failed ($400 million outstanding), the failure rate is based on a multiple of a specified commercial paper index, with a maximum rate of 12%. The failed and undersubscribed auctions have resulted in higher interest costs, but these costs have remained within budgeted amounts and well below the maximum rate. The Commonwealth expects to issue bonds in September 2008 to refund some or all of its auction rate securities and replace them with fixed-rate bonds.

As of July 2, 2008, the Commonwealth had outstanding approximately $83 million of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

Special Obligation Debt.

Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of July 2, 2008, the Commonwealth had outstanding $619.6 million of such special obligation bonds, including $610.1 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of July 2, 2008.

Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund. As of July 2, 2008, $1.53 billion of such notes remained outstanding.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future Federal funds. Any such notes will not be secured by a contingent pledge of motor fuels excises. The Commonwealth intends to begin to amortize the principal of any such notes in Fiscal Year 2016, after the Federal grant anticipation notes for the CA/T Project have been paid in full.

Litigation

There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Okin. Challenges by residents of five state schools for the mentally handicapped resulted in a consent decree in the 1970’s that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the “DMR”) was not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close certain intermediate care facilities, including the Fernald Developmental Center (the “FDC”). Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR filed a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. The court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs’ access to certain records.

On March 6, 2007, the United States Attorney issued a report, in which they did not find any violations by the DMR of Federal or state law, but nonetheless recommended that the FDC remain open to serve any residents who wish to remain there. In August 2007, the court reopened the case, restored it to the active docket and order the DMR to continue to offer FDC as a residential placement option for its residents. The DMR has appealed that order. If the DMR is required to keep FDC open indefinitely, additional operational, maintenance and infrastructure costs could be in the millions of dollars. Oral argument on the Commonwealth’s appeal is scheduled for September 3, 2008.

Hutchinson et al v. Patrick et al. This class action seeks declaratory and injunctive relief on behalf of two organizations and five individuals with brain injuries who are residents of various nursing facilities. The plaintiffs claim that they, and a class of 2,000-4,000 brain-injured individuals are entitled to, among other things, placement in community settings under various Federal statutes. The original complaint was filed on May 17, 2007, and amended on June 18, 2007. The defendants filed an answer on July 16, 2007. The trial court certified the class action. The potential fiscal impact of an adverse decision is unknown, but could be hundreds of millions of dollars annually. The parties reached settlement and a settlement agreement was signed on May 30, 2008. At a hearing on July 25, 2008, the court approved the settlement. The court will conduct a hearing on September 16, 2008 to determine the form of its order of approval.

Rosie D. et al v. The Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed-upon plan. The parties were in negotiations and were due back before the Court in September 2006 to report on their progress. On July 16, 2007, the court entered judgment in accordance with a proposed remedial plan. The Commonwealth did not appeal from that judgment and has begun implementation of the plan, which should be fully implemented by June 30, 2009. The cost of implementation is likely to exceed $20 million. The plaintiffs’ counsel has requested attorneys’ fees in the amount of approximately $7 million, and the Commonwealth is considering that request.

Rolland v. Patrick. This is a class action by mentally handicapped nursing home patients seeking community placements and services that resulted in a settlement agreement. In July, 2001, the trial court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of “active treatment” to class members. The appellate court affirmed the trial court’s order in January, 2003. In April, 2007, the trial court found that the Commonwealth has not yet ensured that all class members receive active treatment and appointed a court monitor. The parties have now reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide “active treatment” to that individual. After a hearing on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it in a written decision issued June 16, 2008. A group of class members who objected to the settlement agreement have filed a notice of appeal from that order of approval. This case carries the potential for a prospective increase in annual program costs of more than $17 million.

Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the program fails to comply with Federal Medicaid law. On February 8, 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs’ complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the United States Constitution and other Federal statutes. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit as an alternative to segregation. DLC has proposed a broad definition of “mental illness,” which, if adopted, would cover a large percentage of DOC’s segregation population. Discovery is ongoing. While DLC requests only injunctive relief, estimated increased program costs could amount to $24.8 million in the event of an adverse outcome.

Harper et al. v. Massachusetts Department of Transitional Assistance. Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance. Plaintiffs allege that the Department’s practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and the parties will soon engage in class certification practice and commence discovery. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars.

Medicaid Audits and Regulatory Reviews.

In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services(Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services (“CMS”) issued a notice of disallowance of over $86 million in Federal Financial Participation (“FFP”), citing the final findings of an audit conducted by the Office of the Inspector General of the U. S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth is appealing the CMS disallowance. Briefing in the appeal was completed on July 28, 2008.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). CMS asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Uncompensated Care Pool might violate Federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought Federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool (now, the Health Safety Net Trust Fund). The Commonwealth believes that the assessments are within the Federal law pertaining to health care-related taxes. If the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the Federal government could seek retroactive repayment of Medicaid reimbursements. The Commonwealth has collected an estimated $4.496 billion in acute hospital assessments since 1990 and an estimated $1.397 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. New Federal regulations on health care-related taxes are, in large part, subject to a moratorium on implementation through April 1, 2009.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the Federal share of the portion of MassHealth supplemental payments to various hospitals attributable to dates of service on or before Fiscal Year 2003. CMS released $16.4 million in FFP and is holding $27 million in FFP pending resolution of certain other audits. EOHHS returned $9 million in FFP based on its own update of projected payment limits.

In re: Deferral of 2007 MassHealth acute hospital supplemental payments. In October and December 2007, CMS deferred payment of claims for FFP totaling approximately $51 million. This amount represents the Federal share of the portion of Fiscal Year 2007 MassHealth Safety Net Care supplemental payments that exceed the hospitals’ costs, but are below their charges. MassHealth submitted its response to CMS on February 7, 2008.

In re: Audit by the U. S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The Office of Inspector General (“OIG”) is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. The OIG is now reconsidering its findings.

Environmental Matters.

Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency (“EPA”) alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission (“MDC”), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including certain costs, would be approximately $3.5 billion. The MWRA anticipates spending approximately $686 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College (the “College”) is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The Commonwealth has reimbursed the College approximately $1 million from an escrow account, after the Department of Environmental Protection determined that the clean up had been properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the site.

Conservation Law Foundation, Inc. v. Romney. An environmental advocacy group, the Conservation Law Foundation, seeks declaratory and injunctive relief against the Commonwealth, the MBTA and the MTA under provisions of the Clean Air Act to compel the construction of certain specified mass transit projects in the greater Boston area. While the projects’ combined total cost is approximately $3 billion, about $1.9 billion of that amount either has been budgeted by the MBTA already or is to be provided by outside funding sources. On November 28, 2006, the parties entered into a settlement agreement which contemplates a proposed revision to the Massachusetts State Implementation Plan (“SIP”) under the Clean Air Act that would have the Commonwealth move forward on various transit projects (including designing a connector between the Red and Blue subway lines), provides interim deadlines and increases provisions for public participation and oversight. The proposed SIP revision also specifically contemplates the possibility of delays to, and substitutions for, the transit projects, providing for specific mitigation in either event. The proposed SIP revision has been submitted to the EPA for approval. On December 5, 2006, upon the joint motion of the parties, the trial court stayed the litigation pending the EPA’s approval of the revised SIP, at which time it was contemplated that the litigation will be dismissed. On November 5, 2007, the EPA issued a notice of proposed rule to accept the revised SIP.

The Arborway Committee v. Executive Office of Transportation et al. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of Understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth has answered the complaint and the case is currently in the discovery phase.

Taxes and Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail, including TJX Companies v. Commissioner of Revenue, MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Philip DeMoranville and others v. Commonwealth of Massachusetts, and Fleet Funding, Inc. and Fleet Funding II, Inc. v. Commissioner of Revenue. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

Other Litigation.

Historical Nipmuc Tribe v. Commonwealth of Massachusetts. . The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. This case is currently stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth.. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. The property owner suggests that his estimated damages are in excess of $30 million. In addition to the owner’s opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser’s opinion that the damages equal approximately $18 million. Suit was filed May 17, 2004, and discovery is ongoing. Trial will likely occur in 2009.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution with various courts and administrative panels.

Goldberg v. Commonwealth. The plaintiff alleges eminent-domain type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in the vicinity of parkland newly created by the CA/T Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the four billboards and values the loss of these property rights at approximately $20 million. There is a trial date scheduled for late 2008.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Michigan Fund

General Information

Economic Forecast. The State’s economic forecast projected slower growth in 2008 (1.8%) followed by strengthening growth in 2009 (2.6%). Light vehicle sales are expected to total 15.7 million units in 2008 and 16 million units in 2009. The U.S. Consumer Price Index (“CPI”) was projected to increase by 2.8% in 2008 and 2.5% in 2009. Ninety-day T-bill rates are expected to average 3.5% in 2008 and 4% in 2009.

Michigan personal income is expected to increase 1.3% in 2008 and 2.8% in 2009. Prices, as measured by the Detroit CPI, were forecasted to rise 2.5% in 2008 and 2.3% in 2009. Consequently, real State personal income was projected to decline 1.2% in 2008 before increasing 0.5% in 2009. Michigan wages and salaries were forecast to fall 0.7% in 2008 before increasing 1.4% in 2009.

Employment. In 2007, total State employment was 4.66 million, with manufacturing employment averaging 616,800 jobs. Employment in the durable goods manufacturing sector was 474,700 jobs, and non-durable goods employment was 142,000 jobs in the State in 2007. The combined motor vehicle and motor vehicle parts employment, which is an important component in the State’s economy, totaled 189,800 persons in the State in 2007. Total Michigan wage and salary employment was projected to decrease 1.9% in 2008 and 0.8% in 2009. The State’s unemployment rate was projected to rise from 7.2% in 2007 to 8.2% in 2008 before rising to 8.7% in 2009.

State Budgetary Process

State Constitutional Provisions Affecting Revenues and Expenditures. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the Fiscal Year 1978-79 revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than 1% may be transferred to the State’s Budget Stabilization Fund (the “BSF”). The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the Fiscal Year 1978-79. The State originally determined that proportion to be 41.6%, but was later recalculated to be 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the “following fiscal year,” which means the year following the determination of the shortfall, according to an opinion issued by the State’s Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for Fiscal Years 1993-94 through 2006-07.

State Accounting Practices. The State reports its financial results on a generally accepted accounting principles (“GAAP”) basis. The State’s accounting practices are conducted in accordance with principles and standards established by the Governmental Accounting Standards Board. The State’s financial reports for Fiscal Years 2005-06 and 2006-07 were issued on March 30, 2007 and December 28, 2007, respectively, and were prepared on a fully GAAP basis.

State Audit Practices. The State’s auditor, the Auditor General, performs financial and performance audits of all the State agencies. Each audit is conducted in accordance with generally accepted governmental auditing standards and is generally broader in scope that those that occur in the private sector. The Auditor General is concerned not only with financial aspects of a State agency, but also with efficiency, compliance with law and economy of operations and program results. The Auditor General annually examines the General Purpose financial statements of the State in accordance with generally accepted auditing standards and his opinion letter discloses departures from GAAP.

Major Funds of the State

General Fund. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 51% from the payment of the State taxes and 49% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

General Fund Revenue Sources. General Purpose revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose and account for approximately 38% of total General Fund revenues. In 1999, the Michigan legislature adopted legislation reducing the Personal Income Tax and Single Business Tax. In 2007, the Michigan legislature adopted the Michigan Business Tax, raised the Personal Income Tax rate, and expanded the base of the State’s Use Tax. These changes have been taken into account in projecting the State’s Fiscal Years 2006-07 and 2007-08 cash flow requirements and revenues.

Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 62% of total General Fund revenues. Federal aid accounted for approximately 69% of Special Purpose revenues. It is estimated that approximately three-fourths of the State’s Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

Sales Tax. The State currently levies a 6% sales tax on retail sales. Out of the taxes collected, 2% goes to the School Aid Fund, and the remaining 4% is distributed among local units of government, School Aid Fund, General Fund and Comprehensive Transportation Fund.

Use Tax. The State currently levies a 6% tax for the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph or other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. Out of the taxes collected, 2% is distributed to the School Aid Fund and 4% to the General Fund.

Personal Income Tax. The State levies a flat tax rate on the adjusted gross income of individuals, estates and trusts. The income tax rate was 4.4% for tax years 1995 through 1999. The rate was reduced to 4.2% for tax years 2000 and 2001, to 4.1% for 2002 and 4.0% for 2003. The tax rate remained at 4.0% for the first six months of tax year 2004 and was reduced to 3.9% on July 1, 2004. Effective October 1, 2007, the rate was increased to 4.35%. The rate will fall to 4.25% on October 1, 2011, to 4.15% on October 1, 2012, 4.05% on October 1, 2013, 3.95% on October 1, 2014 and 3.9% on October 1, 2015. Effective October 1, 1996, 23% of revenue from gross income tax collections before refunds were earmarked for the School Aid Fund, and the rest to the General Fund.

Single Business Tax. In 1976, the State replaced the existing business tax structure with the Single Business Tax (“SBT”), which was a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more.

Firms that do business outside of Michigan apportion their tax base using a formula that uses three factors: sales, payroll and property. Legislation passed in 2005 increased the weight of the sales factor from 90% to 92.5% for tax years 2006 and 2007. The payroll and property factors is 3.75% each for tax years 2006 and 2007. This legislation also provided for a 15% refundable SBT credit for personal property taxes paid on equipment located in Michigan that is used in manufacturing.

In 1999, legislation was passed to completely phase out the SBT. Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and was to be reduced annually by 0.1% each January 1 until the tax was completely eliminated. The annual rate reduction does not occur if the BSF balance for the prior fiscal year is $250 million or less. SBT rate reductions cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of Fiscal Year 2002. As a result, the SBT did not fall on January 1, 2003, and remained at its current rate of 1.9% until the BSF balance went back above $250 million. Legislation enacted in 2002 repealed the SBT for tax years beginning after December 31, 2009. In the summer of 2006, the Legislature enacted a measure that accelerated the repeal to December 31, 2007.

Michigan Business Tax. The State Legislature enacted the Michigan Business Tax (“MBT”) to replace the SBT effective January 1, 2008. The MBT consists of a 4.95% tax on business income and a 0.8% tax on gross receipts reduced by purchases from other firms. Additional personal property tax relief is provided through a 35% refundable MBT credit for industrial personal property taxes paid.

The Legislature also added an additional MBT surcharge equal to 21.99% of a taxpayer’s MBT liability before credits. The surcharge was added to replace revenues lost due to the repeal of certain statutory provisions that had applied the Michigan Use Tax to a set of select services. The surcharge is imposed until January of 2017.

The MBT apportions business income and modified gross receipts using a 100% sales factor. The MBT contains several significant tax credits including a credit equal to 0.296% of Michigan compensation in 2008 and 0.37% of Michigan compensation thereafter, a 2.32% credit for Michigan investment in 2008 and a 2.9% credit for Michigan investment thereafter, a 1.52% credit for research and development expenses in 2008 and a 1.9% credit for research and development expenses thereafter, and a credit for firms that add at least 20 employees. The combination of the compensation and investment credits cannot exceed 50% of a firm’s MBT liability in 2008 and 52% thereafter, and the combination of these two credits and the research and development credit cannot exceed 65% of a firm’s liability.

If MBT collections grow faster than inflation plus 0.75%, 60% of the excess revenues will be refunded to taxpayers and 40% of the excess will be deposited into the BSF.

The MBT is expected to generate revenues sufficient to fully replace the SBT and prior service tax revenues. In addition, the MBT is expected to raise sufficient funds to replace revenues lost through certain personal property tax exemptions. The changes are estimated to generate approximately $100 million in one-time revenue for the State’s Fiscal Year 2007-08.

Other Taxes. The State also levies various taxes on property, real estate transfers, various motor fuel taxes and on tobacco and liquor sales. Effective July 1, 2004, the State’s cigarette tax was raised from $1.25 per pack to $2.00 per pack. The tax on other tobacco products was also raised to 32% of the wholesale price. For Fiscal Year 2005, the cigarette portion was distributed 41.3% to the Medicaid Benefits Trust, 10.4% to the General Fund, and 41.6% to the School Aid Fund, with the remainder divided between various health programs and local units of government. For fiscal years after 2005, the portion of cigarette taxes earmarked for the General Fund increased to 19.8%, while the portion allocated to Medicaid decreased to approximately 31.9%.

General Fund Expenditures. Approximately two-thirds of total General Fund expenditures are made for education by the Department of Human Services and by the Department of Community Health.

State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts.

The Department of Human Services and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families (“TANF”) block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with Federal funds supplying more than 50% of the fund.

Other State Funds

School Aid Fund. Under constitutional and statutory provisions, the School Aid Fund receives the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer’s Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

The operating costs of local school districts are funded by local property taxes and State school aid. Approximately 10% of the annual debt service of “qualified” bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both “qualified” and “non-qualified” bonds funded from local property taxes. The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

Common Cash Fund. The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State monies until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trust funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate. As of September 30, 2007, the balance for funds in the Common Cash Fund was $1.952 billion.

Budget Stabilization Fund. In 1977, the BSF was established to accumulate balances during years of significant economic growth, which may be utilized in years when the State’s economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending balance of the BSF was $0 on September 30, 2003; $81.3 million on September 30, 2004; $2 million on September 30, 2005; $2 million on September 30, 2006; and $2.1 million on September 30, 2007.

State Finances

2007-08 Budget. Revenues for Fiscal Year 2007-08 were estimated as of January 18, 2007, and revised on May 18, 2007 and January 11, 2008. Net General Fund–General Purpose Consensus revenue for Fiscal Year 2007-08 was estimated to be $9.247 billion. After factoring in revenue items not included in the current forecast, including certain transfers and the $259.1 million beginning balance for the year, total available General Fund–General Purpose resources were forecast to be $10.131 billion.

Personal Income Tax. Total income tax collections were forecasted to be $7.082 billion. The General Fund–General Purpose portion of net income tax collections was estimated to be $4.98 billion for Fiscal Year 2007-08.

Single Business Tax. Net SBT collections were projected to amount to $638 million for Fiscal Year 2007-08 after proposed budget adjustments. All SBT collections are deposited into the General Fund. The SBT is repealed after December 31, 2007.

Michigan Business Tax. Net MBT collections for Fiscal Year 2007-08 were forecasted to be $1.884 billion. The General Fund portion of the MBT was forecasted to be $1.543 billion. The MBT was enacted to replace the SBT and is effective January 1, 2008.

Sales Tax. Gross sales tax collections were forecasted to total $6.53 billion. The General Fund–General Purpose portion of the sales tax has been increased in recent years by reductions in the amount of sales tax paid out in revenue sharing to local units of government. After factoring in cuts to revenue sharing and other proposed budget adjustments, total General Fund–General Purpose sales tax collections were forecast to be $621.7 million.

Use Tax. Gross use tax collections were forecasted to total $1.386 billion. The General Fund–General Purpose portion of use tax was forecasted to be $924 million.

State and State-Related Indebtedness

Debt Provisions. The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

General Obligation Debt. The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2007, the outstanding principal amount of all State general obligation bonds was approximately $1.553 billion. The State issued $316.8 million in general obligation bonds in Fiscal Year 2002-03, $215.1 million in general obligation bonds in Fiscal Year 2003-04, $146.1 million in general obligation bonds in Fiscal Year 2004-05, and $214.8 million in general obligation bonds in Fiscal Year 2005-06. The State also issued $138.7 million in general obligation refunding bonds, which refunded prior bonds in Fiscal Year 2003-04; $601.4 million in general obligation refunding bonds which refunded $567.6 million of prior bonds in Fiscal Year 2004-05; and $4 million in general obligation bonds which refunded prior bonds in Fiscal Year 2005-06. The State did not issue any general obligation bonds in Fiscal Year 2006-07.

On May 20, 2003, the State issued $1.247 billion in general obligation notes, for cash flow purposes, which matured and were repaid on September 30, 2003. On February 4, 2004, the State issued $1.292 billion in general obligation notes, for cash flow purposes, which matured and were repaid on September 30, 2004. On November 22, 2004, the State issued $1.261 billion in general obligation notes, for cash flow purposes, which matured and were repaid on September 30, 2005. On November 22, 2005, the State issued $1.287 billion in general obligation notes for cash flow purposes, which matured and were repaid on September 29, 2006. On December 13, 2006, the State issued $1.3 billion in general obligation notes, for cash flow purposes, which matured and were paid on September 28, 2007. On December 20, 2007, the State issued $1.35 billion in general obligation notes, for cash flow purposes, which are due on September 30, 2008.

The State has authorized the issuance of Multi-Modal General Obligation School Loan Bonds in the amount of $600 million. As of September 30, 2007, there was $305.7 million of such bonds outstanding with bank liquidity. In Fiscal Year 2007, the State defeased $240.3 million in General Obligation School Loan Bonds. The State does not expect to issue bonds for this purpose in the future. The current and expected future source for these loans is the School Loan Revolving Fund.

School Bond Qualification and Loan Program. The State may issue notes or bonds without voter approval for the purpose of making loans to school districts. The net proceeds of such notes and bonds are deposited in the School Bond Loan Fund, which is used to make loans to school districts for payment of debt service on general obligation qualified bonds issued by local school districts for capital improvements.

If the minimum amount which a school district would otherwise have to levy in any year to pay principal and interest on its “qualified” bonds exceeds 13 mills, or such lesser millage rate as may be provided by statute, the school district may elect to borrow the excess from the State. So long as a school district levies at or in excess of this limit, it is not required to repay its loan from the State and the loan continues to accrue interest. In addition, every “qualified” school district is required to borrow and the State is required to lend to it any amount necessary for the school district to avoid a default on its qualified bonds. As of December 31, 2007, outstanding principal of and interest on school district loans from the State totaled approximately $836 million. Any money repaid by school districts on loans made from the School Bond Loan Fund shall be deposited in the State’s General Fund.

As of July 20, 2005, pursuant to State statutory authority, the proceeds of sale of notes or bonds issued by the State to make loans to school districts shall be deposited in the School Loan Revolving Fund. Additionally, unless amounts on deposit in the School Loan Revolving Fund (the “SLRF”) are insufficient for the purpose of making loans to school districts, the State Treasurer may cause loans to school districts to be made from the SLRF.

In April 2007, the MMBA issued $500 million of School Loan Revolving Fund Revenue and Refunding Bonds (the “SLRF Bonds”). A portion of the proceeds of the SLRF Bonds was used to purchase loan repayments with respect to qualified loans from the State or deposited in the SLRF to be used to make loans to “qualified” school districts. Monies repaid by school districts on these loans may be used to make new qualified loans and it is intended that the issuance of the SLRF Bonds and additional revenue bonds, if any, by the MMBA in the future may reduce or eliminate the need for the State to issue general obligation bonds to make capital improvements.

As of December 31, 2007, approximately $14 billion in principal amount of “qualified” bonds of local school districts was outstanding. The State has been required only once to advance monies to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due dates because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State to satisfy in full the monies advanced by the State.

Special Obligation Debt. The Department of Transportation, Department of Natural Resources, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority, the Michigan State Housing Development Authority and the Michigan Tobacco Settlement Finance Authority have outstanding as of September 30, 2007, $8.491 billion of various revenue and special obligation debt and have the authority to issue such debt in the future.

Litigation

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

On November 15, 2000, more than 365 Michigan school districts and individuals filed Adair, et al. v. State, et al. (“Adair”) in the Michigan Court of Appeals. In an amended complaint, the school district plaintiffs increased their number to 463. The Adair plaintiffs assert that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Michigan Constitution. The Adair plaintiffs have requested declaratory relief, attorneys’ fees and litigation costs, but do not seek a money judgment.

On April 23, 2002, the Court of Appeals dismissed the plaintiffs’ complaint in Adair in its entirety and with prejudice. The court held that all of the plaintiffs were barred from prosecuting all but one of their claims. With regard to the record-keeping claim, the court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Michigan Constitution. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002. The Michigan Supreme Court granted the plaintiffs’ application for leave to appeal. Oral argument was held, and on June 9, 2004, the Michigan Supreme Court issued an opinion affirming the Court of Appeals’ decision that the majority of the plaintiffs’ claims were barred. As to the record-keeping claim, the Michigan Supreme Court reversed the Court of Appeals and remanded the issue. On August 4, 2005, the Court of Appeals granted the State’s motion for summary disposition and dismissed the plaintiffs’ remaining claim with prejudice. The Adair plaintiffs again filed an application for leave to appeal in the Michigan Supreme Court. In response, on March 8, 2006, the Michigan Supreme Court issued an order vacating the August 4, 2005, Court of Appeals’ decision and remanded the issue to the Court of Appeals for reevaluation of the record-keeping claim. The ultimate disposition of the Adair litigation is not presently determinable.

Minnesota Fund

Economic and Demographic Information

State resident population grew at an average annual compound rate of 1.2% from 1990 to 2000, increasing, from approximately 4.39 million to 4.934 million. U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2007, the State’s population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. State population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.79% between 2005 and 2030, compared to 0.83% nationally.

Since 1990, State per capita personal income has usually been within 10% of national per capita personal income and has generally remained above the national average. In 2007, Minnesota per capita personal income was 106.3% of its U.S. counterpart at $41,034, ranking highest in the twelve-state north central region. From 2006 to 2007, personal income grew 6.48%.

The structure of the State’s economy generally parallels the structure of the U.S. economy as a whole. Minnesota’s employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, except for education and health services, the share of total State employment was within 2.0% of national employment share.

Another measure of the vitality of the State’s economy is its unemployment rate. During 2006, the State’s annual unemployment rate was generally less than the national unemployment rate, averaging 4.1%, as compared to the national average of 4.6%. In 2007, the State’s unemployment rate averaged 4.6%, the same as the national average. In the beginning of 2008, Minnesota’s unemployment rate exceeded the national rate and then in May, it fell to 5.0%, slightly below the nation’s at 5.2%. Overall employment growth in Minnesota exceeded national employment growth from 1990 to 2000 by 3.2%. Minnesota non-farm employment, however, grew 4.2%, as opposed to 5.9% nationally from 2003 to 2007, but grew 3.2% overall from 2000 to 2007.

In 2007, manufacture of durable goods comprises 7.8% of total State employment, with manufacture of non-durable goods at 4.3%. The largest employment sector is trade, at 15.4%, and then education and health services at 15.2%, and professional and business services at 11.7%. The manufacture of computers and electronic products constituted 23.8% of the State’s durable goods employment sector, as compared to 14.4% nationally. 2007 employment was also highly concentrated in the fabricated metals and machinery, for a combined total of 35.2% of all durable goods manufacturing.

Although agriculture makes up only 1.8% of Minnesota’s total employment, compared with 1.5% nation-wide, over half of the State’s acreage is devoted to agricultural purposes. In 2007, 35.2% of the State’s non-durable goods employment was concentrated in food manufacturing, which relies heavily on renewable resources in Minnesota. This compares to 29.2% non-durable goods employment in the national economy. Mining is currently a less significant factor in the State economy than it once was. However, the State retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

State Budget and Financing

Budgeting Process. The State’s constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began on July 1, 2005 and ended on June 30, 2007, is referred to herein as the “Previous Biennium.” The biennium that began on July 1, 2007 and which will end on June 30, 2009, is referred to herein as the “Current Biennium.” The biennium which will begin July 1, 2009 and will end on June 30, 2011 is referred to herein as the “Next Biennium.” Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

The State’s biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and Federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing Federal tax law and current Federal budget authority will remain in place. Reductions in Federal spending programs may affect State spending. Finally, even if economic and Federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

General Operating Funds. The State Constitution requires the State to maintain a bond fund (the “Debt Service Fund”) and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such bonds through July 1 of the second ensuing year.

The General Fund accounts for all financial resources except those required to be accounted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State’s GAAP based Comprehensive Annual Financial Report (“CAFR”). The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances. In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered. In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered. The budgetary fund statements do not represent the State’s official financial report but rather are prepared as a supplement to the budget documents. At the end of Fiscal Year 2007, the unreserved fund balance of the General Fund was $1.1 billion, an increase of $514 million over the prior fiscal year.

The cash flow account (the “Cash Flow Account”) was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature funded the Cash Flow Account at $350 million for the Current Biennium.

The budget reserve account (the “Budget Reserve Account”) was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature funded the Budget Reserve Account at $686 million for the Current Biennium. Actions in the 2008 legislative session reduced this account to $153 million.

The tax relief account (the “Tax Relief Account”) was established in the General Fund and is treated as a General Fund reserve. The use of the funds from this account requires legislative action. The 2006 Legislature reduced the Tax Relief Account balance from $317 million to $110 million for the Previous Biennium. Any year-end balance in odd-numbered fiscal years is deposited to the account. The 2007 Legislature reduced the Tax Relief Account balance from $110 million to zero.

Fiscal Matters

2005-07 Biennium Budget. Total revenues for the Previous Biennium were forecasted to total $30.586 billion. Receipts for the Previous Biennium were originally forecasted as follows: (i) individual income taxes--$13.516 billion; (ii) sales tax receipts--$8.906 billion; (iii) corporate income taxes--$1.505 billion; (iv) motor vehicle sales tax receipts--$531 million; and (v) Statewide property tax receipts--$1.291 billion. Other non-tax revenues were projected to total $1.491 billion.

Total expenditures for the Previous Biennium were forecast to total $30.574 billion. Expenditures for the Previous Biennium were originally forecasted as follows: (i) K-12 Education--$12.578 billion; (ii) property tax aid and credits--$2.984 billion; (iii) higher education--$2.761 billion; (iv) health and human services--$8.265 billion; (v) public safety--$1.685 billion; and (vi) debt service--$781 million. All other spending was projected to total $1.521 billion.

In January 2005 the Governor submitted a proposed budget to the Legislature for the Previous Biennium that was based on the November 2004 forecast of General Fund revenues and expenditures. This recommendation reflected a net increase in General Fund revenues of $198 million from earlier forecasts for the Previous Biennium, which would have increased current resources by $996 million (3.5%) over the 2003-05 Biennium. The Governor’s recommendation for total spending of $29.667 billion equaled a $1.622 billion (5.8%) increase over the earlier forecasts for the 2003-05 Biennium. The Governor submitted a supplemental budget proposal in March 2005, which included a limited number of changes to propose spending based on higher revenue forecasts. The Legislature, per the Governor’s recommendation, maintained the Budget Reserve Account and Cash Flow Account at proposed levels and maintained current law provisions governing future forecast balances. The Budget Reserve Account was $653 million, which represented 2.1% of enacted spending for the Previous Biennium. The Cash Flow Account remained at $350 million.

2005-07 Biennium Update. The March 2007 Governor’s recommendation reflected a net decrease in General Fund revenues from prior forecasts. The Governor included no general tax increases in his March 2007 recommendations, and the proposed budget provided targeted income and business tax relief. Additionally, the Governor proposed dedicating leased vehicle sales tax receipts for transportation purposes along with a sales tax exemption for transportation projects and operations. These changes were expected to reduce General Fund tax revenues in the Current Biennium. The March 2007 Governor’s recommendation increased General Fund spending by $1.933 billion from the February 2007 projected forecast. The total recommended spending increase is $3.076 billion (9.8%) over the forecast for the Previous Biennium. K-12 education accounted for 40% of total General Fund spending.

The 2007 legislative session ended on the constitutional deadline of May 21, 2007. Legislative actions authorizing revenues and spending were based on the February 2007 forecast. The approved budget reflected little change in General Fund revenues from the February 2007 forecasts. No general tax increases or decreases were included in the adopted budget. The Governor and Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Without these changes, forecast revenues for the biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.

The enacted budget increased General Fund spending by $1.871 billion from the February 2007 projected forecast. The total recommended spending increase was $3.011 billion (9.6%) over the previous forecast. At the end of the 2007 legislative session, State law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate Cash Flow Account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated Federal reductions affecting human services case management activities.

Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.

Fiscal Year 2007 ended with an unrestricted General Fund balance of $1.1 billion and an unreserved accounting General Fund balance of $2.245 billion.

2007-09 Biennium Budget. In February 2008, net non-dedicated revenues for the Current Biennium were forecast to total $31.730 billion, a decrease of $1.119 billion or 3.4% from levels projected in the February 2007 forecast. Receipts from individual income taxes were forecast to total $15.345 billion, lower than those expected in 2007 due to slower growth in wages and declines in no-wage income. Sales tax receipts were forecast to be $9.145 billion. Corporate income taxes were forecast at $1.760 billion. Motor vehicle sales tax receipts were projected to total $293 million. Statewide property tax receipts were expected to be $1.442 billion, and other non-dedicated revenues were projected to total $2.223 billion.

Expenditures for the Current Biennium were forecasted to total $34.718 billion in February 2008, an increase of $64 million from levels estimated in the February 2007 forecast. Minor increases in K-12 education and health and human services funding accounted for the change. Those increases were slightly offset by reductions in debt service, property tax aids and credits, and dedicated spending. The budget enacted by the 2007 Legislature reflected little change from the February 2007 forecast, and therefore from the February 2008 expenditures. K-12 education accounted for 40% of the total General Fund expenditure, increasing $784 million over prior forecast spending. The remaining bulk of spending was for increased costs in Minnesota’s Medicaid program—28% of authorized available funds were spent on the program, an increase of $235 million from previous forecast levels for Health and Human Services spending. Cash flow accounts remained the same across the 2007 and 2008 forecasts at $350 million, and budget reserves decreased by $33 million.

2007-09 Biennium Update. During the 2008 session, the Legislature enacted a number of significant revenue and appropriations measures in the General Fund and other State funds for the Current Biennium, including approving the inclusion of a proposal on the November 2008 ballot to increase the State’s general sales tax by 3/8 of 1%. The Legislature also reduced the State’s $500 million Budget Reserve Account, leaving a remaining balance of $153 million. In addition, $110 million of balances in other funds also provided revenues that contributed to budget balancing for the Current Biennium, the largest among these a $50 million transfer from the State’s Health Care Access Fund. The Legislature also made certain tax law changes that expand the State’s collection of revenue from foreign operating corporations, which is expected to increase corporate tax revenue by $109 million in the Current Biennium.

The Legislature reduced General Fund spending by $125 million compared with the February 2008 forecasts through increased spending initiatives but reduced previously appropriated amounts for most agencies. In particular, health and human services spending was reduced by $172 million. Planning estimates for the Next Biennium, based on the February 2008 forecast, indicate that there will be a structural shortfall of $946 million, meaning that projected total revenues would be lower than total expenditures. The Legislature also implemented certain spending changes that will affect commitments to provide property tax aid to counties and cities as well as individual homeowners. The expected impact of these changes is $185 million in the Next Biennium.

Current Biennium General Fund revenues are projected to be $32.86 billion, a 1.6% increase from the Previous Biennium. General Fund expenditures are forecast to be $34.59 billion, or 9.9% more than the Previous Biennium. The projected balance for June 30, 2009 at the end of the 2008 Legislative session was $509 million (unreserved), a Cash Flow Account of $350 million and a Budget Reserve Account of $153 million, leaving a total of $6 million (unrestricted) in the General Fund to be carried forward to the Next Biennium.

State Revenues

In Fiscal Year 2007, approximately 62% of the State’s total revenue came from taxes, while 24% resulted from grants and contributions, including Federal aid. Charges for various goods and services provided 12% of the State’s total revenues. The remaining 2% came from other general revenues.

Income Tax. The income tax rate schedules for 2008 consisted of three income brackets having tax rates of 5.35%, 7.05% and 7.85%. The tax brackets are indexed annually for inflation, and the base of the tax is Federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the “married joint” filing status as opposed to the “single” filing status. The maximum credit per return to offset this “marriage penalty” is $325. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents. Individual income tax receipts for Fiscal Year 2008 are estimated to be $177 million greater than previously forecasted.

Minnesotans are realizing more in capital gains, which have become an important share in the income tax base. In 2006, $9.4 billion in capital gains were realized, and in 2007, realizations went up to $10 billion, or 6.7% of residents’ adjusted gross income. Capital gains realizations are estimated to be $9.5 in 2008, and are forecast to grow at an average compound rate of 3.7% annually.

Sales and Use Tax. The sales tax of 6.5% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the Federal government and school districts are exempt. Net sales tax revenue for Fiscal Year 2008 is estimated to be $3 million less than previously forecasted.

Statewide Property Tax. Beginning with property taxes payable in 2002, there is a State general property tax of $592 million levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Beginning in Fiscal Year 2004, the increase in the amount of the State general property tax levy received over the previous Fiscal Year is dedicated to education aid or higher education funding.

Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in 2008 gives a 81% weight to sales, a 9.5% weight to payroll and a 9.5% weight to property. Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to Federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax. Corporate income tax revenues for 2008 are estimated to be $124 million greater than previously forecasted.

Minnesota requires 80% of Federal “bonus depreciation” be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from Federal “bonus depreciation.” Additionally, a fee not exceeding $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.75% for life insurance (which will be incrementally reduced to 1.5% by 2009); (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% Fire Marshal tax on fire premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations (“HMOs”) tax.

Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. In Fiscal Year 2005, 53.75% of the collections were dedicated to transportation related funds.

Other Taxes.

Liquor, Wine and Fermented Malt Beverages. Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from 30¢ per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. A tax of 2.5% is imposed on the retail sales of alcoholic beverages, in addition to the 6.5% sales tax on alcohol.

Cigarette and Tobacco Products Taxes. The excise tax on cigarettes is 48¢ per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products. A 75¢ per-pack health impact fee is imposed on cigarettes and a health impact fee of 35% is imposed on tobacco products. In lieu of a 6.5% sales tax on cigarettes, a wholesale tax is imposed at rates, adjusted annually, to yield revenues equivalent to a 6.5% retail sales tax. The initial rate in 2005 was set at 25.5¢ per-pack.

Estate Tax. The tax base is the Federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit.

Mortgage Tax. A tax of 23¢ is imposed on each $100 dollars of debt secured by real property. Ninety-seven percent of the proceeds go to the General Fund and 3% to the country in which the property is located.

Deed Tax. A tax of $1.65 per $500, or .0033% for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing. Ninety-seven percent of the proceeds go to the General Fund and 3% to the county in which the property is located.

Legalized Gambling Taxes. The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutuel horse races at licensed tracks. An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance. A 1.7% tax is imposed on the “Ideal Gross” of each pull-tab or tipboard deal sold by a distributor. In addition, a “Combined Receipts Tax,” with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income. The General Fund receives no unrestricted Federal grants. The only Federal funds deposited into the General Fund are to reimburse the State for expenditures on behalf of Federal programs.

Tobacco Settlement. On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

Health Care. In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the General Fund. A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare® program. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs. The 2005 Legislature made changes in the MinnesotaCare® program that shift many current recipients of General Assistance Medical Care, another health insurance program funded out of the General Fund, to MinnesotaCare® starting in Fiscal Year 2007. This will alter significant costs out of the General Fund and into the Health Care Access Fund. The amounts to be transferred from the Health Care Access Fund to the General Fund are set in law for the Current Biennium. The total amount to be transferred is $125.812 million. Based on the current estimated revenue levels, the projected transfer to the General Fund from the Health Care Access Fund is $148 million at June 30, 2009, leaving a balance of $275 million.

Education. The State also has established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Commissioner of Education the amount needed to pay any warrants that are issued.

The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of June 30, 2008, there were approximately $196 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due. As of June 30, 2008, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, was approximately $10.4 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the Current Biennium the total amount of principal and interest outstanding as of June 30, 2008 is about $1.5 billion, with the maximum amount of principal and interest payable in any one month being $524 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

County Credit Enhancement Program. Minnesota has also established a County Credit Enhancement Program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Public Facilities Authority to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

The amounts paid on behalf of any county are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Public Facilities Authority. Counties are authorized to issue general obligation bonds and must levy a direct, irrevocable ad valorem tax on all taxable property in the county for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. The program enrolls county general obligation bonds issued for jails and correctional facilities, law enforcement facilities, social services and human services facilities, and solid waste facilities.

As of June 30, 2008, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2031, was approximately $317 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the Current Biennium the total amount of principal and interest outstanding as of June 30, 2008 is $29 million with the maximum amount of principal and interest payable in any one month being $10.9 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

Trunk Highway System. The State’s trunk highway system consists of 11,914 miles of highway, 4,792 bridges, and 1,035 administrative and maintenance buildings, and is maintained by the Minnesota Department of Transportation (“DOT”). The State’s Constitution establishes a Trunk Highway Fund, proceeds from which are used solely for highway system purposes, including payment of principle and interest on highway system bonds. The Trunk Highway Fund’s primary sources of revenues are motor vehicle and fuel taxes. These taxes are collected into the Highway User Tax Distribution Fund, which distributes revenue according to a distribution formula periodically reset by the Legislature. Generally, 62% of this revenue is transferred into the Trunk Highway Fund and the remaining revenue is transferred to the County State Aid Highway Fund and the Municipal State Aid Street Fund. The 2007 Legislature directed that an additional $12.94 million in Fiscal Year 2008 and $15.23 million in Fiscal Year 2009 be transferred from the County State Aid Highway Fund into the Trunk Highway Fund.

The 2008 Legislature increased the tax on motor fuels, and Trunk Highway Fund revenue from that tax is estimated to be $372 million in Fiscal Year 2008, and $444 million in Fiscal Year 2009. Revenue from motor vehicle registration taxes are expected to total $483 million and $500 million in Fiscal Years 2008 and 2009, respectively, of which $285 million and $288 million will be transferred to the Trunk Highway Fund.

By June 30, 2008, total resources in the Trunk Highway Fund were estimated at approximately $1.5 million, and are forecast to be approximately $2.8 million by the end of Fiscal Year 2009. Expenditures are expected to total $1.4 million and $2.77 million in Fiscal Years 2008 and 2009, respectively.

The State, in partnership with the Federal Highway Administration, manages the capital maintenance and upgrading of the trunk highway system. An annual Statewide Transportation Improvement Program is updated every six years, and details the capital projects undertaken by the State. The State issues trunk highway bonds for advance construction on these projects, and subsequent funds authorized and issued by the Federal Highway Administration contribute to the project financing. The 2007 Legislature authorized $20.2 million, and the 2008 Legislature authorized $1.8 billion for trunk highway bonds. The bulk of the proceeds from the bonds will be used for major construction, including reconstruction, bridge repair and replacement, reconditioning, resurfacing, and road repair.

State Indebtedness

The State’s total long-term debt obligations increased by $536 million (9.7%) during Fiscal Year 2007, primarily as a result of the issuance of general obligation bonds for trunk highway purposes and other various State activities and revenue bonds for grants to school districts and other higher education institutions. During Fiscal Year 2007, the State issued $616.5 million in general obligation various purpose bonds and $128.6 million in general obligation trunk highway bonds. In addition to those issuance and other smaller general obligation and revenue bonds, the State issued $264.1 million of refunding bonds in April 2007. The total amount of State general obligation bonds outstanding as of August 5, 2008 was approximately $5.20 billion with another approximately $3.14 of authorized and issued general obligation bonds.

Ratings. The State’s general obligation bonds are rated Aa1 by Moody’s and AAA by S&P and Fitch.

Litigation

While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State’s expenditures or revenues.

Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The Tort Claims appropriations for each of the Fiscal Years ending June 30, 2007, June 30, 2008, and June 30, 2009 are $761,000. Up until June 30, 2009, the maximum limit of liability for Minnesota tort claims is $400,000 per claim, and $1,200,000 per occurrence. Beginning on July 1, 2009, maximum limits will be raised to $500,000 and $1,500,000, respectively.

35W Bridge Collapse. The Interstate 35W bridge over the Mississippi River collapsed on August 1, 2007, causing approximately $400 million in damage. Thirteen people were killed, and approximately 145 were injured. The bridge was maintained and inspected by the DOT, and the National Transportation Safety Board is investigating the cause of the collapse. The Legislature met in September 2007 to address the rebuilding of the bridge and the compensation of victims. The Legislature provided DOT with the authority to spend Federal emergency relief appropriations, and established a victim’s compensation fund. The Federal Highway Administration Emergency Relief program has committed $178.5 million to repair and restoration of highway facilities. The Legislature has appropriated $72 million from the General Fund and $56 million in general obligation bonds for payments to businesses and representatives of decedents and claimants who were on the 35W bridge at the time of collapse, as well as for rebuilding public infrastructure. Total resources from the General Fund dedicated to these efforts are expected to total $35.102 billion. Claimants must file with the Compensation Fund Panel by October 15, 2008 and make any settlement offers by February 28, 2009.

Eminent Domain Actions. At any one time, there are hundreds of Department of Transportation eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $10 million. Liability arising out of decisions unfavorable to the State may impact the State’s Trunk Highway Fund.

Other Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers or employees, are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $10 million in excess of current levels.

Administrative Services Provided by Public School Personnel. On May 11, 2007, The Center for Medicare/Medicaid Services (“CMS”) disallowed $9.7 million in Federal financing for the Department of Human Services (“DHS”). The financing was to go to school-based administrative costs in Minnesota. DHS and CMS have settled the matter. CMS reduced the amount of the disallowance from $9.7 million to approximately $8.4 million, and agreed to waive any interest due on the disallowed amount.

ARRM, et. al. v. Goodno, et. al. Two cases have been consolidated in Federal court. All plaintiffs are challenging the State’s provision of services under the State’s Mental Retardation/Related Condition Waiver (“MR/RC Waiver”). If the plaintiffs succeed, MR/RC Waiver costs may increase by up to $56 million through Fiscal Year 2005. The State and Federal government filed motions to dismiss and the plaintiffs filed motions for preliminary injunctions. On August 18, 2004, the court denied plaintiff’s motion for an injunction against the State and dismissed some of the plaintiff’s claims against the State. The parties are engaged in discovery and exploring whether a settlement is possible.

Austin, et al. v. Goodno. Plaintiffs, Minnesota Family Investment Program (“MFIP”) recipients, filed a class action seeking to block changes to the MFIP made in the 2003 legislative sessions, including a supplemental social security income deeming provision, a requirement that a family’s HUD housing assistance be counted as unearned income and a lowering of the exit level for MFIP from 120% to 115% of the Federal poverty guidelines. On February 27, 2004, the district court granted injunctive relief requiring DHS to comply with certain Federal agency standards prior to amending MFIP. DHS has appealed and the matter is pending. On February 27, 2004, the court also ruled in favor of the plaintiffs on certain cross-motions for summary judgment. DHS appealed the ruling, and argument was held on October 7, 2004.

Great Lakes Gas Transmission LP v. Commissioner of Revenue, Northern Border Pipeline Co. v. Commissioner of Revenue, Viking Gas Transmission Co. v. Commissioner of Revenue. Plaintiff companies transport natural gas and use a portion of the gas to run their compressor engines. Minnesota imposes a tax on “the privilege of using, storing, distributing, or consuming in Minnesota tangible personal property purchased for use, storage, distribution, or consumption in this state.” Plaintiffs challenge the imposition of the tax. Judgment was granted to the Commissioner of Revenue in spring of 2008. The plaintiffs have appealed and are awaiting oral arguments. The Department of Revenue (“DOR”) estimates the value of these issues at approximately $20 million annually.

Hutchinson Technology, Inc. v. Commissioner of Revenue. The State’s tax court has held that the plaintiff’s wholly-owned subsidiary should have qualified as a foreign operating corporation and that the plaintiff was not entitled to the State’s statutory dividend received deduction, but that the plaintiff was entitled to a reduction of income for certain incurred fees. All issues are on appeal before the State Supreme Court. A decision was expected in early summer of 2005, and a finding in favor of the plaintiff on all three issues could result in a cost of approximately $117 million.

Kracum et al. v. McCormack, et al. Department of Public Safety. Plaintiffs allege current and former employees of the Department of Public Safety (“DPS”) violated Federal privacy laws. The case was filed in May 2007, and DPS estimates a decision favorable to plaintiffs would yield damages of more than $15 million.

McLane Minnesota, Inc. v. Commissioner of Revenue. Plaintiff has challenged the Minnesota tobacco tax on non-cigarette products and requested nullification of an assessment for approximately $180,000 and is seeking a $5.6 million refund of tax previously paid. Plaintiff asserts that the tax violates the Commerce Clauses of the U.S. Constitution, as well as Federal and State equal protection principals. Plaintiff also contends that the tax should be computed on the manufacturing price and not the sales price of tobacco, and should be computed on the price after additional discounts. A decision was rendered in favor of the Commissioner, but the plaintiff intends to appeal. A finding in favor of the plaintiff could have an impact of greater than $15 million.

In the Matter of the Commission Inquiry Regarding Potential Proscribed Ex Parte Contact Regarding Commissioner Scott; In the Matter of the Minnesota Department of Commerce Against Qwest Corporation Regarding Unfiled Agreement; In the Matter of the Complaint of AT&T Communications of the Midwest, Inc. against Qwest Corporation. The Public Utilities Commission (“PUC”) penalized plaintiff, requiring a payment of over $25.9 million for failing to make public and seek approval of certain utilities contracts. The Federal trial and appellate courts affirmed the penalty determination. PUC reconsidered the matter and reduced the penalty to $6.5 million and refunded the difference to Qwest.

Medical Assistance Supplemental Payments to Government Owned Facilities. CMS has disapproved a Minnesota Medicaid plan amendment that provides for increased payments to local government owned nursing homes. DHS is challenging the disapproval through an administrative appeal and anticipates appeals in the Federal courts. Additionally, CMS has disallowed and seeks to recover the Federal share of the increased supplemental payments through a separate administrative proceeding, which will also likely lead to appeals in the Federal courts. If CMS were successful in the current disapproval litigation, the State would lose Federal financial participation of approximately $11 million/year. The parties have conducted discovery and submitted the matter on the briefs for dispositive determination by the Federal hearing officer. In the disallowance litigation, the Federal Department of Appeals Board issued an order on May 12, 2005, granting the State’s motion to stay the State’s disallowance appeal, pending determination of the disapproval litigation. The Federal hearing officer in this litigation issued a decision and order on May 12, 2006 upholding CMS’s disapproval of the State plan amendment. On July 31, 2007, the Federal appellate court denied the State’s petition and affirmed the final determination of the Secretary of Health and Human Services reducing Federal participation by $1.5 million per year through Fiscal Year 2007. DHS successfully appealed, and the Department of Health and Human Services’ Departmental Appeals Board overturned the disallowance of $19.7 million.

Merrill Lynch, Pierce, Fenner & Smith Incorporated v. Commissioner of Revenue. Plaintiff engages in securities transactions on a commissions and principal basis, and contends that the DOR erred in using net, rather than gross, receipts in the apportionment formula sales factor for principal transactions. Plaintiff also alleges that the DOR erred in the method used to “source” receipts from principal and commission transactions and in excluding certain intangibles from that formula’s property factor denominator. Finally, plaintiff alleges, on various grounds, that DOR’s approach violates the equal protection, uniformity and due process clauses of the State and U.S. Constitutions, and the Commerce Clause of the U.S. Constitution. Trial was rescheduled for February 2009, and discovery continues. A finding in favor of the plaintiff could have an impact of greater than $10 million.

Minnesota State University, Mankato Accident Notices of Tort Claims. The State has received five notices of claims under the Tort Claims Act arising out of a vehicle accident involving students and staff from Minnesota State University, Mankato who were on a trip in Michigan, sponsored by the University. Three notices of claims are for wrongful death; two notices of claims are for personal injuries. One of the personal injury notices of claims estimates damages in excess of $10 million. Claimants have jointly brought a declaratory judgment action to resolve certain coverage issues.

Rukavina, et al. v. Pawlenty, et al. In January 2003, two State legislators, two State residents and an association of counties and school districts sued the Governor and the Commissioner of Finance claiming that the Governor and Commissioner’s unallotment of $49 million from the Minnesota 21st Century Minerals Fund to the General Fund was in violation of State law and the State Constitution. The court of appeals heard arguments on May 22, 2004 and affirmed the trial court’s decision on the legality of the Commissioner’s unallotment of funds and determined that the individual and legislator plaintiffs lacked standing. The appellate court, however, reversed the trial court’s holding that the association of counties and municipalities lacked standing. The plaintiffs have filed a petition for review, which is pending.

State of Minnesota and Blue Cross and Blue Shield of Minnesota v. Philip Morris, et al. and related case Liggett Group v. State. Cigarette manufacturers and the State executed settlement agreements under which the manufacturers agreed to make annual payments in perpetuity to the State, and the State released the manufacturers from all future claims for reimbursement for healthcare costs. The Legislature imposed a tobacco use health impact fee to recover State health costs related to tobacco use and to deter youth smoking, effective August 1, 2005. All revenue from the fee must be credited to the Health Impact Fund. The manufacturers have moved to enforce their settlement agreements alleging that imposition of the fee violates the agreements’ release of claims provisions. DOR estimates that decisions favorable to the manufacturers would have an estimated $340 million impact on the Health Impact Fund for the current biennium. The manufacturers’ motion in the Philip Morris case was argued on September 29, 2005. On January 19, 2006, the Minnesota Supreme Court granted the State’s request for accelerated review in the Philip Morris matter. On May 16, 2006, the Supreme Court issued a decision in Philip Morris reversing the district court, and upholding in all respects the 75¢ per-pack health impact fee. Although the Liggett case involves a separate settlement agreement and is still pending in State district court, it appears that the Minnesota Supreme Court’s reasoning in the former case will apply equally to defeat Liggett’s challenges to imposition of the Health Impact Fee on its products. The U.S. Supreme Court denied plaintiff’s petition for a writ of certiorari.

Stewart Title Guaranty Company v. Commissioner of Revenue. DOR assessed the plaintiff for additional insurance premium tax and interest. The issue is whether title insurance premium receipts retained by plaintiff’s agents are subject to the premium tax. DOR estimates that a decision in favor of the plaintiff would have an industry-wide impact in excess of $15 million. Summary judgment for Commissioner was granted on all claims. The taxpayer has appealed, and the parties are awaiting a decision.

Union Pacific Railroad Co. & Soo Line Railroad Co. v. Salomone, et al. Plaintiffs, two railroad common carriers, challenge the imposition of Minnesota’s sales and use tax on their purchase and use in Minnesota of diesel fuel for locomotives and off-road vehicles. Plaintiffs argue that the tax is discriminatory under the Railroad Revitalization and Regulatory Reform Act of 1976 because their principal competitors, motor carriers, airlines, and barges, are not taxed under the same regime or pay little or no tax. The plaintiffs are seeking declaratory and injunctive relief prohibiting enforcement and collection of the tax. A determination in the plaintiffs’ favor could result in revenue collection losses ranging from $10-30 million when applied to plaintiffs and other railroad common carriers operating in Minnesota. In August 2006, the trial court rejected plaintiffs’ challenge and upheld the enforceability and collection of the tax. On appeal, the appellate court reversed the decision and remanded to the trial court to enjoin the enforcement of the tax. The defendant is expected to file a petition for rehearing with the appellate court.

North Carolina Fund

General Information

The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 50,000 square miles. The State’s estimated population as of July 2007 was 9,061,032 people. During the period from 1998 to 2007, the State’s population increased by approximately 19.7%. The State has seven cities with populations in excess of 100,000 and two cities with populations in excess of 250,000.

Economic Characteristics

The State’s major economic sectors are services, agriculture, trade, manufacturing and tourism. Total nonfarm employment accounted for approximately 4,145,700 jobs as of April 2008. Based on data from the State Department of Commerce, the State ranked eleventh nationally in manufacturing employment. As the State’s economy has become less dependent upon agriculture and manufacturing, the service sector of the economy has grown over the past several decades, resulting in a significant increase in per capita income. During the period from 1998 to 2007, per capita income in the State grew from $24,661 to an estimated $34,250, an increase of almost 30%. From January 1998 to January 2008, the seasonally-adjusted labor force grew from 3,961,551 to 4,547,236, an increase of 15%, according to the North Carolina Employment Security Commission. As of April 2008, the State’s labor force was 4,555,309 with an unemployment rate of 5.4%, which was slightly higher than the national rate of 5.0%.

Services. The services industry sector constitutes the single largest job segment of the State’s economy and employed approximately 81% of the State’s total nonfarm employment in May 2008. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services. Total employment in the services industry increased by 48,000 jobs between May 2007 to May 2008.

The Research Triangle Park (the “Park”) is one of the largest planned research parks in the world, covering over 7,000 acres. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provides research capabilities to industries located in the Park. The Park has grown steadily since its inception, with approximately 160 organizations and employing approximately 40,000 people, and has generated growth in the surrounding areas for homes and commercial and industrial sites.

Charlotte, the State’s largest city, is the second largest financial center in the United States, serving as headquarters for several major financial institutions, including Bank of America Corporation, BB&T Corporation and Wachovia Corporation. All rank in the nation’s top ten bank holding companies as of June 2007.

Agriculture. Agriculture is another basic element of the State’s economy. In 2006, the State’s agricultural industry, including food, fiber and forest, contributed over $70.8 billion to the State’s economy, accounting for 19% of the State’s income. Gross agricultural income was in excess of $8.1 billion in 2006, placing the State eighth in the nation in gross agricultural income and third in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 35.5% of gross agricultural income for 2006, followed by the pork industry at approximately 23%, nursery and greenhouse products at approximately 13% and the tobacco industry at approximately 6%.

Trade. The trade sector is an integral part of the State’s economy, employing approximately 18.76% of the State’s workforce in April 2008. This industry includes wholesale and retail trade as well as transportation and warehousing.

Manufacturing. North Carolina’s economy has historically enjoyed a strong manufacturing base. As of May 2007, manufacturing firms employed approximately 12.6% of the total nonfarm workforce. The State has continued to experience significant investment within the State by international firms and, as of April 2008, was ranked fifteenth largest among the states in export trade. As of March 2008, year-to-date exports totaled $6.12 billion, a 4.6% increase over the same period in the previous year. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to international competition. These sectors, however, accounted for only 2.36% of total nonfarm employment in May 2008. While North Carolina remains the national leader in textile employment, textile and apparel sector employment has declined from 28% of total goods-producing sector in January 1990 to 13.2% in May 2008, reflecting the increasing diversity of the State’s economy.

Tourism. Travel and tourism are increasingly important to the State’s economy. Travel and tourism revenues contributed over $16.5 billion to the State’s economy in 2007, an increase of 6.7% over 2006. The North Carolina travel and tourism industry directly supports more than 4,145,700 jobs, representing approximately 4.6% of total nonfarm employment for 2007.

Other. A significant military presence in North Carolina also contributes to the diversity of the State’s economic base. With Fort Bragg and Pope Air Force Base, Camp Lejeune Marine Corps Base and New River Marine Corps Air Station, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base the State has one of the largest concentrations of military personnel in the country. It is estimated that 7% of the State’s gross domestic product in 2007, or $23.4 billion, was attributable to the military sector.

Revenue Structure

North Carolina’s three major operating funds that receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the State Constitution on the State’s power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or “poll” tax.

General Fund-Tax Revenue.

Individual Income Tax. State income tax due has been historically computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75% and 8%. The 8% rate was merged into the 7.75% for taxable years beginning on or after January 1, 2008. The State Constitution limits the maximum tax rate to 10% of net income.

Corporation Income Tax. A tax is levied at the rate of 6.90% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the Federal taxable net income of corporations, such as taxes on income and excess profits and interest on obligations of the United States. The State Constitution limits the maximum tax rate to 10% of net income.

Sales and Use Tax. A general tax rate of 4.25% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. Effective October 1, 2008, the rate will increase from 4.25% to 4.5%.

A combined general rate of 6.75% (7% effective April 1, 2008) applies to sales of telecommunications services, ancillary service, video programming services and to sales of spirituous liquors other than mixed beverages. (The combined general rate is the State’s general rate plus the sum of the rates of local tax authorized for every county in the State.)

Preferential tax rates are also levied on sales, use or rental of specific types of property and services as follows: boats and aircraft, 3% (maximum of $1,500 per boat or aircraft); manufactured/mobile homes, 2% (maximum of $300 per section); modular homes, 2.5%; electricity, 3%, sales of electricity to commercial laundries or to pressing and dry cleaning establishments for use in machinery used in direct performance of the laundering or the pressing and cleaning service, 2.83% and aluminum smelters, 0.17% (expired for sales made on or after October 1, 2007). Sales of electricity to farmers, manufacturing industries and manufacturing plants are taxed at 1.8%. This rate decreased to 1.4% as of July 1, 2008. The rates for farmers and manufacturers are on a phased out schedule. Principal items exempt from the tax include raw materials, containers, labels, packaging and shipping materials, baler twine, fertilizer and seed sold to farmers, feed, certain farm products and prescription medicines.

Food purchased for home consumption, with a few narrowly defined exceptions, also is exempt from sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. Refunds of the tax are granted to the Federal and local governments and other specified governmental entities, nonprofit religious, educational and charitable organizations, nonprofit hospitals and eligible businesses for qualifying machinery and equipment purchased for use in low-income counties. State agencies are granted refunds of local sales taxes paid.

Local sales and use taxes of 2.5% are collected on transactions taxed at the 4.25% general State rate. Effective October 1, 2008, the total of local rates authorized for every county in the State will decrease from 2.5% to 2.25%. Food is subject to a local sales and use tax of 2%. Local sales and use taxes are distributed to counties and local units within the county.

Gross Receipts Tax on Motor Vehicles and Rentals and Highway Use Tax on Motor Vehicle Rentals. Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short- and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for most commercial vehicles, with no maximum for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

Corporation Franchise Tax. A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State. A tax of 3.22% is levied on the gross receipts of electric power and light companies. Municipalities receive quarterly distributions equal to 3.09% of taxable gross receipts from sales of electric power within their jurisdiction during the preceding calendar quarter.

Piped Natural Gas Excise Tax. An excise tax is levied on piped natural gas and the tax rate is a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7¢ for the first 200 therms received and declines to 0.3¢ for the number of therms received in excess of 500,000. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdiction during the previous calendar quarter.

Alcoholic Beverage Tax. Liquor is sold in stores owned and operated by local ABC Boards where such stores are permitted by local governments. A tax at the rate of 25% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution of a percentage of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters is levied on liquor purchased by restaurants and clubs for resale as mixed beverages; $9 of the additional tax remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the Department of Health and Human Services for alcohol or substance abuse rehabilitation.

Insurance Tax. A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 2.50% for workers’ compensation; (b) 1.9% for all other policies; including those of health maintenance organizations (c) an additional 1.33% for fire and lightning coverage and (d) an additional 0.5% for fire and lightning coverage within a fire district. The fire and lightning rate tax base was expanded and the rate decreased to 0.85% on January 1, 2008. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. The rate for the regulatory charge, which is set annually, is currently set at 5.5% of the gross premiums tax liability.

Estate Tax. The estate tax is equal to the credit for state death taxes allowed on the Federal estate tax return. Provisions are included for prorating the Federal credit for state death taxes among North Carolina and other states in which property owned by the decedent was located.

Tobacco Products Tax. A 35¢ tax is levied on each package of 20 cigarettes. Tobacco products other than cigarettes are subject to a tax of 16% of the wholesale price (3% prior to October 1, 2007).

Other Taxes. Other taxes levied for support of the General Fund include a gift tax, freight car tax and various privilege taxes.

General Fund-Non-Tax Revenue.

Institutional and Departmental Receipts. The State receives various items of institutional and departmental receipts, which are deposited with the State Treasurer. The most important of these are fees, tuition payments and Federal funds collected by State agencies.

Disproportionate Share Receipts Account. In connection with the Medicaid program, the State receives disproportionate share payments from the Federal government for the State-owned hospitals that serve a disproportionate share of indigent patients. Each year, the General Assembly appropriates a specified amount of these payments as non-tax revenue. The State is in the process of reimbursing the Federal government $151.5 million resulting from (1) an April 2004 audit report in which the State Auditor questioned some disproportionate share payments expenditures, and (2) the cost settlement of disproportionate share payments to hospitals dating back to 1996. In September 2006, $91.5 million of the reimbursement was paid by the local qualified public hospitals, and $15 million was paid from State resources in September 2006 and 2007. In September 2008 and 2009, $15 million will be paid from State resources currently available or anticipated to be received in the near future.

Tobacco Settlement. In 1998, the State, along with 45 other states’ Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses the State for smoking-related medical expenses. The maximum that the State can receive is approximately $4.6 billion over the first 25 years of the settlement period (adjusted for inflation and market share). Under the settlement agreement, each year one half of the proceeds to the State are transferred to the Golden Leaf Foundation, a special non-profit corporation dedicated to assisting economic development in tobacco dependent regions, and the other half of the proceeds is split equally between two trust funds, the Tobacco Trust Fund and the Health and Wellness Trust Fund.

Initial payments were made for five years, in 1998 and from 2000 through 2003. Annual payments began in 2000. Starting in 2006, a number of tobacco manufacturers that participate in the settlement have determined to dispute a portion of their annual payments. Approximately $755 million of their total expected payments due in April 2006 were placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement. The State believes that its share of the disputed payment is approximately $18 million.

Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State on investments of General Fund monies and revenues from the judicial branch. Various fees and other charges and receipts are also classified as “other non-tax revenue.”

State Lottery. In 2005, the State approved a lottery, the net proceeds of which are used to enhance educational opportunities, support public school construction and to fund college and university scholarships. Lottery ticket sales began on March 30, 2006. Gross sales at June 30, 2006 totaled $229.5 million. For Fiscal Year 2006-07, gross sales totaled $885.6 million, and for Fiscal Year 2007-08, gross sales totaled $1.078 billion. The Lottery Commission provided over $350 million for educational programs in Fiscal Year 2007-08 compared to $315 million in Fiscal Year 2006-07.

The following table indicates the amount of tax revenue and non-tax revenue (excluding Federal and departmental receipts) reported in the General Fund in each of Fiscal Years 2001-02 through 2006-07:

Tax and Non-Tax Revenues

(Expressed in Millions)

Fiscal Year	Tax Revenue	Percent Increase from Previous Year	Tax and Non-Tax Revenue	Percent Increase from Previous Year
2002-03	13,556.1	4.6	1,404.6	5.5
2003-04	13,880.5	2.4	14,337.9	2.4
2004-05	15,765.3	13.6	16,133.3	12.2
2005-06	17,472.1	10.8	17,903.8	11.0
2006-07	19,148.3	9.6	19,676.3	9.9

Highway Fund and Highway Trust Fund.

The State has approximately a 79,042-mile highway system. The maintenance and upkeep of the highway system absorbs a major portion of the State Highway Fund.

Legislation creating North Carolina Highway Trust Fund was passed by the General Assembly in 1989. The legislation provides that revenues of the Highway Trust Fund will be generated by a 3% highway use tax on the retail value of motor vehicles purchased or titled in the State, 25% of all motor fuel tax revenues, increases in fees charged for the issuance of certificates of title, other fee increases, and all interest and income earned by the Highway Trust Fund. From the proceeds of the highway use tax, the following amounts were transferred to the General Fund in Fiscal Years 2004-05, 2005-06, 2006-07 and 2007-08, respectively: $242.5 million, $252.6 million, $57.5 million and $172.5 million.

Motor Fuels Tax. The tax on motor fuels in 17.5¢ per gallon plus the greater of 3.5¢ per gallon or 7% of the average wholesale price determined semiannually by the State and stated as cents per gallon. This variable portion of the tax is capped at 12.4¢. The current tax rate, based on the average wholesale price for the six months ending March 2008, is 29.9¢ per gallon. Refunds or exemptions are granted to the Federal government, State and local governments and selected non-profit organizations. An amount equal to collections of 0.5¢ per gallon is transferred to funds created to pay the cost of certain environmental cleanup programs and 75% of the remaining net collections are deposited in the Highway Fund or highway purposes; the balance is deposited in the Highway Trust Fund for road construction.

Highway Use Tax. For the use of the highways, a tax of 3% is levied on the retail value of motor vehicles when purchased or titled in the State. Collections, along with the 3% portion of the tax on gross receipts from motor vehicle rentals, are deposited in the Highway Trust Fund.

Motor Vehicle License Tax. An annual license tax is levied at the rate of $28 per private passenger vehicle. The tax imposed on vehicles of common carriers of passengers and on property-hauling vehicles is based on weight. The tax on farm trucks is approximately one-half of the rate levied on private and contract haulers. Collections are deposited in the Highway Fund.

Non-Tax Revenue. The State places non-tax revenue from various sources in the Highway Fund. The most important source is Federal aid. Other sources are interest on the investment of Highway Fund monies and a gasoline inspection fee of .25 ¢ per gallon. In addition, the Highway Trust Fund receives non-tax revenues generated by increases in fees charged for the issuance of certificates of title and other fees increases and all interest and income earned by the Highway Trust Fund.

Interest earned on investments in the Highway Fund and Highway Trust Fund for Fiscal Years 2004-05, 2005-06 and 2006-07 was $35.7 million and $11.8 million, $38.3 million and $3.0 million and $49.0 million and $6.5 million respectively. Total revenues for the Highway Fund and the Highway Trust Fund in Fiscal Years 2004-05, 2005-06, and 2006-07 were $2.66 billion and $1.02 billion, $2.79 billion and $1.07 billion and $2.74 billion and $1.13 billion respectively.

State Finances

The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

The Executive Budget Act, adopted in 1925, sets out the procedure by which the State’s budget is adopted and administered, which also mandates the adoption of a balanced budget. State statutes provide that the Governor, as ex officio Director of the Budget, “may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made.” The purpose and policy of such statute are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to prevent any such overdraft or deficit. Prior to taking any action to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission. The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) Federal funds; and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29.9% of the total State budget. The largest share of Federal funds is designated to support programs of the Department of Health and Human Services (“DHHS”). The other major recipients of Federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 10.5% of the total State budget. All funds presented to and reviewed by the General Assembly and as to which it takes dispositive action are considered “appropriated” or authorized by it.

General Fund.

2003-05 Biennial General Fund Budget. The General Fund budget for Fiscal Year 2004-05 (the “2004-05 Budget”) was signed into law on July 24, 2004. The final 2004-05 Budget was approximately $15.92 billion. Overall General Fund operating and capital appropriations were 7.1% higher in Fiscal Year 2004-05 than in Fiscal Year 2003-04. The 2004-05 Budget continued the State sales and use tax rate at 4.5% and the 8.25% income tax bracket for Fiscal Year 2004-05, diverted a portion of the national tobacco settlement payments to the General Fund and used certain funds left over at the end of the previous fiscal year.

The majority of funding increases were in the education and human service areas. The 2004-05 Budget provided full funding for enrollment increases in the public schools ($19.4 million), UNC system ($64.7 million), private colleges and universities ($2.6 million) and the community college system ($23.4 million). In addition, funds were included to hire 1,103 additional teachers to reduce class size in the third grade ($50.5 million) and to support an additional 2,000 slots to prepare at-risk preschool children for elementary school ($9.1 million). The 2004-05 Budget provided for ABC teacher bonuses earned in the 2003-04 school year ($108 million). The 2004-05 Budget also provided over $260.8 million to support salary increases for State employees, including employees of the UNC system and other public schools. Finally, the 2004-05 Budget provided additional funding for Health Choice ($6 million), which will allow all eligible children to receive health care insurance. Expansion funds were also provided for the Mental Health Trust Fund ($10 million).

The General Assembly directed the transfer on June 30, 2004 of $76.8 million from the unrestricted credit balance in Fiscal Year 2003-04 to the Repairs and Renovations Reserve Account, to be applied to the repair and renovation of State and University facilities. The 2004-05 Budget also provided $26.5 million in direct appropriations to match Federal and local funds for water resources development projects and authorization was obtained to enter into financing agreements or special indebtedness for several other projects. The General Assembly also directed the transfer on June 30, 2004 of $116.7 million from the unrestricted credit balance in Fiscal Year 2003-04 to replenish the Savings Reserve Account (Rainy Day Fund). As of June 30, 2004, the balance in the Rainy Day Fund was $267.1 million.

The State ended Fiscal Year 2004-05 with an over-collection of revenues of $681.3 million. The major tax categories that exceeded the budgeted forecast were individual income (3.74%), corporate income (35.41%) and sales and use taxes (2.72%). Combined with unexpended appropriations or reversions of $120 million, Fiscal Year 2004-05 closed with a $478.5 million unreserved fund balance after transferring the legislatively mandated $199.1 million to the reserve fund and $125 million to the Repair and Renovation Reserve.

2005-07 Biennial General Fund Budget. On February 23, 2005, the Governor presented his budget proposal to the State legislature. The Governor’s proposed budget provided for budgeted revenues to continue the current operations of the State, to fund expansion of new or existing State programs, to fund capital improvement items and to set aside funds for the Rainy Day Fund. The total recommended General Fund budget for Fiscal Year 2005-06 was approximately $17 billion, and included $690.8 million of expansion increases and $488.5 million of adjustments made in the continuation budget relating to education, human services and employee benefit programs.

The balance of the General Fund more than doubled during Fiscal Year 2005-06, from $953.1 million at June 30, 2005 (as restated) to $1.93 billion at June 30, 2006. This increase was due primarily to higher than expected growth in individual income, corporate income and sales and use taxes. The fund balance of the Highway Fund increased from $383.3 million at June 30, 2005 to $568.8 million at June 30, 2006 (48.4%). This growth was attributable to increases in driver’s license, vehicle registration and other fees and increases in the gasoline tax collections.

For Fiscal Year 2005-06, governmental revenues outpaced expenditures and resulted in an increase of $2.46 billion in net assets for governmental activities. Total revenues increased by 6.4% during the fiscal year to $34.39 billion. Total expenses only increased by 3.3% to $32.01 billion, primarily because of minimal growth (less than 1%) in the State’s largest functional area, health and human services.

The final adjusted Fiscal Year 2006-07 budget totaled $18.85 billion, a $1.45 billion increase over the final budget for Fiscal Year 2005-06. These adjustments were due to responsible State spending over the last five fiscal years, strong economic growth and conservative budget practices. The State reported a revenue surplus of over $680 million at the end of Fiscal Year 2004-05, and it was anticipated that there was a surplus of almost $1.1 billion at the end of Fiscal Year 2005-06.

For Fiscal Year 2006-07, governmental revenues outpaced expenditures and resulted in an increase of $2.21 billion in net assets for governmental activities. Total revenues increased by 8.3% during the fiscal year to $37.24 billion. Total expenses increased by 11% to $35.34 billion primarily because of funding increases in education (primary, secondary and higher) and health and human services.

2007-09 Biennial General Fund Budget. The Governor submitted his proposed budget to the General Assembly on February 19, 2007. The Governor’s budget continued the State sales and use tax rate at 4.25% and maintained the 8% income tax rate. Recommended tax reductions included an elimination and/or reduction of income taxes for many low income taxpayers, increased expense deductions for small businesses, higher education tuition expense deduction, qualified expense deductions for K-12 teachers, health insurance premiums reductions for retired public safety officers, an adoption tax credit equal to 50% of the Federal tax credit, and other miscellaneous reductions. Additionally, funds from anticipated over-collection of revenues and unexpended appropriations for Fiscal Year 2006-07 were included to increase General Fund availability for Fiscal Year 2007-08.

The Governor’s recommended General Fund budget for Fiscal Year 2007-08 was $20.07 billion, which included $18.97 billion to fund the continuation of programs at existing service levels and $1.09 billion to fund new programs and to expand the service levels of existing programs. The Governor’s recommended General Fund budget for Fiscal Year 2008-09 was $20.44 billion, which included $19.5 billion for continuation of programs at existing service levels and $946.5 million to fund new programs and expand the service level of existing ones.

The fund balance of the General Fund increased from $1.966 billion at June 30, 2006 to $2.577 billion at June 30, 2007. The increase is explained primarily by higher than expected growth in individual and corporate income taxes. The fund balance of the Highway Fund increased from $568.785 million at June 20, 2006 to $539.969 million at June 30, 2007, an increase of 4.4%. The fund balance growth was attributable to higher gasoline taxes and to legislative increases in motor vehicle license and registration fees, effective October 1, 2006. The fund balance of the Highway Trust Fund increased substantially from negative $134.998 million at June 30, 2006 to a positive $17.121 million at June 30, 2007. Key factors in eliminating the 2006 deficit were the substantial reduction in transfers to the General Fund and the growth in gasoline tax and highway use tax revenues.

State Indebtedness

The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefore. Furthermore, no legislation has been enacted by the State that would authorize the issuance of any such bonds.

At the end of Fiscal Year 2006-07, the State had total long-term debt (bonds and similar debt payable) outstanding of $6.912 billion, an increase of 6% from the previous fiscal-year end. During Fiscal Year 2006-07, the State issued $502.745 million in general obligation bonds (excluding refunding bonds) and $300 million in certificates of participation. The new general obligation debt represents a consolidation of clean water bonds and higher education bonds and constitutes the remaining authorized amounts of such bonds. The State refinanced $80 million of its existing debt in Fiscal Year 2007 to improve cash flow and to take advantage of lower interest rates. By refinancing the debt, the State expects to reduce its future debt service payments by approximately $4.48 million over the next 15 years.

The State has authorized but unissued debt subject to annual appropriation of approximately $2.1 billion, and the State anticipates that all or a large portion of this debt will be issued from time to time over the next several years.

Ratings. Both Fitch Ratings and Standard & Poor’s Ratings Services rate the State’s general obligation bonds AAA with a “stable” outlook. Moody’s Investor Services, Inc. rates the State’s general obligation bonds Aaa with a “stable” outlook.

Litigation

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State’s ability to meet its financial obligations.

Hoke County, et al. v. State of North Carolina (formerly, Leandro, et al. v. State of North Carolina and State Board of Education). On May 25, 1994, plaintiffs filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court’s conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “sound basic education” mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court’s decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment and directed the State to take such action as necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the State to take corrective action necessary to ensure that every child has the opportunity to obtain a sound basic education. The State is undertaking measures to comply with the trial court’s directives. The total cost to the State could be in excess of $100 million.

N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. The court granted summary judgment to the plaintiffs on December 14, 2001. In the order, the court concluded that the funds in dispute are civil fines or penalties required by the State Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December 1995. In February 2003, the appellate court issued a favorable decision for the State. Cross appeals were filed with the State Supreme Court. In July 2005, the State Supreme Court reversed the appellate court’s decision in part and hearings are pending to determine monetary damages, which the State estimates could total as much as $770 million. The case is now pending in Superior Court while the parties discuss a negotiated resolution.

Southeast Compact Commission. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court has requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the U.S. Supreme Court accepted the original jurisdiction of the case and denied the State’s motion to dismiss on November 17, 2003. The Supreme Court appointed a special master to determine when additional pleadings could be filed. The special master heard oral arguments on dispositive motions filed by both sides in September 2004, and in September 2006 allowed the State’s motions as to several claims. The parties will continue to litigate the remaining claims.

State Employees Association of North Carolina (“SEANC”) v. State; Stone v. State. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the State Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed that dismissal on December 3, 2002. SEANC has filed a notice of appeal in the North Carolina Superior Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the State’s retirement system has been certified and the notification process is underway and proceeding towards trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The court’s order found the diversion of funds to be in violation of the constitution, but did not direct any repayment of funds. The State has appealed the decision.

Goldston v. State of North Carolina. On November, 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State and the plaintiff has appealed. Both parties filed briefs in February and March 2005. In September 2005, the appellate court upheld the trial court’s order and the plaintiff filed a petition for discretionary review with the State Supreme Court, and the Court agreed on March 2, 2006 to review a portion of the appellate court’s decision and oral argument was heard on October 16, 2006. In an opinion filed December 15, 2006, the Supreme Court reversed the appellate court’s decision, concluding that plaintiffs have standing to pursue their claims. The case has been remanded to trial court for further proceedings.

DirecTV, Inc. and EchoStar Satellite Corporation v State of North Carolina, et al. Effective January 1, 2002, the State enacted a provision to impose the sales tax on satellite television service providers. In September 2003, the plaintiffs filed suit in state and Federal court for a refund of approximately $70 million, alleging that the application of the State’s sales tax was unconstitutional under the Commerce Clause because it does not apply to cable service providers and, as such, discriminates against interstate commerce. In 2005, the State trial court granted summary judgment to the State. Plaintiffs appealed, and in May 2006, the appellate court affirmed the trial court’s decision and upheld the constitutionality of the tax. The Federal trial court also granted the State’s motion for summary judgment and this order is pending before the Fourth Circuit Court of Appeals.

Lessie J. Dunn, et al. v. State of North Carolina, et al. On February 9, 2004, plaintiffs filed suit in Forsyth County Superior Court alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. The trial court certified the class, the scope of which was appealed by the State to the appellate court. On October 17, 2006, the appellate court affirmed the class certification. While this case was pending, the United States Supreme Court rejected plaintiff’s argument in Kentucky v. Davis. The State will therefore now move to have the case dismissed.

State of North Carolina v. Phillip Morris, Inc., et al.— Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a motion seeking declaratory relief against the defendants. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of this year’s MSA payment. On December 4, 2006, the trial court allowed the defendant’s motion to compel arbitration of these issues. The State has appealed this decision.

Wal-Mart Stores East, Inc. v. Tolson and Sam’s East, Inc. v. Tolson. On March 17, 2006, the Plaintiffs filed complaints seeking a refund of over $33.5 million in corporate income taxes. Plaintiffs are challenging the State’s authority to require them to file a “combined return” on various statutory and constitutional grounds. The State filed a motion to dismiss and plaintiffs have filed motions for summary judgment. The State’s motion was denied and discovery is in process.

Petroleum Traders Corporation v. The State of North Carolina, et al. On July 19, 2006, Petroleum Traders Corporation filed a suit challenging the fee charged for internet-enabled sales to the State (“the eProcurement fee”) as being an unconstitutional tax. State agencies are authorized to charge a fee to cover the “cost of permitting a person to complete a transaction through the World Wide Web or other means of electronic access.” The State’s position is that this fee is not a tax under North Carolina law. The remedy requested on behalf of the plaintiff and “all others similarly situated” is a refund of all the eProcurement fees charged since the inception of the eProcurement program, a sum the plaintiff contends is approximately $109 million, of which the plaintiff alleges to have paid over $1 million. The State filed a motion to dismiss the lawsuit for failure to state a claim and moved for a stay of discovery until after its motion to dismiss was decided. The State’s motion to stay discovery was granted on November 1, 2006. Oral argument on the State’s motion to dismiss was held on November 30, 2006. The State’s motion to dismiss was allowed in part and denied in part. An appeal has been filed with the appellate court.

Kevin Patrick Rowlette, et. al. and the class of those similarly situated v. Richard Moore, State Treasurer. On November 23, 2004 plaintiffs filed suit in State trial court alleging that the State Treasurer’s retention of the interest and gain from property held in the Escheat Fund is an unconstitutional taking of property under the State Constitution and the United States Constitution. Plaintiffs seek interest on past and future payments of claims by owners of monies, held in the Escheat Fund, and class certification for all persons receiving claims payments. The action was transferred in May 2006, and in June 2006, the trial court granted the State’s motion to dismiss. The plaintiffs appealed, and the appellate court upheld the trial court’s ruling on February 19, 2008. Plaintiffs’ petition for review is pending in the North Carolina Supreme Court. The amount of interest liability cannot be precisely determined at this time. Upon the most recent information supplied by the Treasurer, the interest liability may now exceed $25 million.

Ohio Fund

General Information

Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State’s economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. In 2005, Ohio’s economic output as measured by gross state product (“GSP”) totaled $442 billion, ranking it seventh among all states, accounting for 3.6% of the nation’s GSP. The State ranks third within the manufacturing sector as a whole ($85 billion) and third in durable goods ($57 billion). As a percent of Ohio’s 2005 GSP, manufacturing was responsible for 19.3%, with 26.4% attributable to the goods-producing sectors and 32.5% to business service sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state with 2005 merchandise exports totaling $34.8 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 57% of that total.

Payroll employment in Ohio, in a diversifying employment base, since 2000, increased in 2001 before decreasing in 2002 and 2003, increased again in 2004 through 2006, and then decreased in 2007. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “non-manufacturing” sector employs approximately 86% of all nonfarm payroll workers in Ohio. The State’s average unemployment rate was 5.6% in 2007, which is above the U.S. average of 4.6%. The State’s 2000 decennial census population of 11.4 million indicated a 4.7% population growth over 1990, and ranked the State seventh among the states in overall population.

Since 1970, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 though 1999 and moving back to eighth since 2000. This movement reflects “catching up” by several other states and a trend in Ohio toward more service sector employment. In 2007, total personal income of Ohio residents was estimated to amount to $400 billion. Ohio ranked eighth among all the states, constituting 3.4% of the entire personal income earned in the U.S. for that year.

With 14.3 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 76,200 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2006 crop production value of $3.5 billion represented 3.0% of the U.S. total value. Ohio ranks in the top five states in the production of chicken and layer inventory, eggs, swiss and cottage cheese and tomatoes. In 2006, Ohio’s agricultural sector output totaled $6.8 billion with agricultural exports estimated at a value of $1.7 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and fourteenth in coal production.

Fiscal Matters

Consistent with the provision in the State Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

The State Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expenses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a “deficit” position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the State Constitution to $750,000.

Most State operations are financed through the general revenue fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. Fiscal Year 2007 ended with a GRF fund balance of $215.5 million. The State also maintains a “rainy day” fund, the Budget Stabilization Fund (“BSF”), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The current BSF balance is $1.01 billion which is 3.9% of Fiscal Year 2007 GRF revenue.

If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred revenues from exceeding revenue receipts and balances. The Governor implemented this directive intermittently in prior years and several times in Fiscal Years 2002-2005.

The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application of debt service on obligations issued to finance capital facilities for a system of common schools.

2004-05 Biennium. The GRF appropriations bill for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The budget provided for total GRF biennial revenues of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. The biennial budget included all necessary debt service and lease-rental payments related to State obligations.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the budget including: (i) a 1¢ increase in the State sales tax (to 6%) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year; (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually (inclusion of satellite television in the sales tax base, projected to produce approximately $36 million annually, is subject to a legal challenge); (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually; (iv) elimination of the sales tax exemption for certain telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually; and (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually. On June 30, 2004, the Office of Budget and Management (“OBM”), transferred $234.7 million in tobacco settlement proceeds into the GRF. The budget also authorized the draw down during the biennium of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those Federal funds in Fiscal Years 2004 and 2005, respectively.

Based on regular monthly monitoring of revenues and expenditures, on March 8, 2004, OBM announced revised GRF revenues projections for the 2004-05 biennium based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF projections by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) in Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million and approximately $118 million for Fiscal Year 2005, and also a reduction of State spending on Medicaid by $50 million which reflected an increased Federal share of certain Medicaid services. Expressly excluded from these reductions were debt service and lease rental payments, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs.

The State ended Fiscal Year 2004 with a GRF fund balance of approximately $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. In June 2005, OBM increased its revenue estimates by $470.7 million, and final Fiscal Year 2005 GRF revenue was $67.4 million above that estimate. With Fiscal Year 2005 spending closer to original estimates, the State allocated $60 million to the Temporary Assistance for Needy Families program, $40 million to a disaster relief fund, $50 million to fund school construction and $394.2 million to the BSF. The State ended Fiscal Year 2005, and the biennium, with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

2006-07 Biennium. On June 30, 2005, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. The budget provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5% increase over 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 biennium were: 5.8% for Medicaid, 3.4% for higher education, 4.2% for elementary and secondary education, 5.5% for corrections and youth services and 4.8% for mental health and mental retardation.

The GRF expenditure authorizations for the 2006-07 biennium reflected, and were supported by, a significant restructuring of major State taxes including (i) a 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years; (ii) phased elimination of the State corporate franchise tax (except for financial institutions and certain affiliates of insurance companies and financial institutions) at a rate of approximately 20% per year over the 2006 through 2010 tax years; (iii) implementation of a new commercial activities tax (“CAT”) on gross receipts from doing business in the State that will be phased in over the 2006 through 2010 tax years (when fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1 million); (iv) a 5.5% State sales and use tax (decreased from 6% during the 2004-05 biennium); and (v) an increase in the cigarette tax from $0.55 per pack to $1.25 per pack.

On June 5, 2006, legislation was enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.53 billion and a GRF fund balance of $1.03 billion. Of that ending GRF fund balance, the State carried forward $632 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394 million was deposited into the BSF increasing its balance to $1.01 billion. The State ended Fiscal Year 2007 with a GRF cash balance of $1.43 billion and a GRF fund balance of $215.5 million.

2008-09 Biennium. On June 30, 2007, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, the budget was based upon then-estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase 2006-07 biennial expenditures). Spending increases for major program categories over 2006-07 actual expenditures were: 2.2% for Medicaid; 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation.

The GRF expenditure authorizations for the 2008-09 biennium reflect, and are supported by, a significant restructuring of major State taxes including (i) restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54 million for the biennium; (ii) restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF (local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually); and (iii) eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25 million annually.

The budget also created the Buckeye Tobacco Settlement Financing Authority (the “Authority”), to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds to fund capital expenditures for higher education ($938 million) and common school purposes ($4.112 billion) over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The budget reallocates all prior General Assembly funding of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations.

With the State’s economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (especially the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733 million. In response, on January 31, 2008, the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509.1 million for the biennium as well as limitations on major purchases, hiring and travel. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

The General Assembly has also identified the following measures including (i) various transfers totaling $183 million, including unspent agency appropriations; (ii) cancelling cost of living adjustments for certain exempt State employees; and (iii) authorizing expansion of the State-run lottery system to include “keno” games.

Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. The State’s Constitution precludes the State from ending a fiscal year or biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund (“TOF”). The State has not done and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were approximately $1.7 billion in Fiscal Years 2005 and 2006 and approximately $601.2 million in Fiscal Year 2007. GRF cash flow deficiencies have been and are expected by OBM to remain within the projected TOF limitations.

State Indebtedness

Ohio’s Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000, and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans’ bonuses, one for coal technology research and development, and another for research and development activities. The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development purposes, and site development. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

A 1999 Constitutional amendment provides a new annual debt service “cap” to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters on November 8, 2005 election for research and development and the development of sites and facilities, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. The Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

Revenue Bonds. The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not “debt” within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; the Department of Transportation and the Department of Public Safety; juvenile detention facilities for the Department of Youth Services; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers’ Compensation and Department of Natural Resources; and school district computer technology and security facilities. The Treasurer issues obligations for mental health, parks and recreation purposes, and cultural facilities and to refund certain bonds previously issued for higher education purposes, and has also issued obligations for certain elementary and secondary school facilities.

Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2007-08 biennium provided for GRF-supported borrowings for various purposes, including approximately $2.5 billion for general obligations and $279 million in special obligations.

Certificates of Participation. State agencies also have participated in office and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The number and amount of such certificates issued in connection with those agreements have varied and will continue to vary. The maximum annual payment under those agreements, made primarily from GRF appropriations, is approximately $20.4 million in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $172.6 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made.

Federal Grant Anticipation Revenue Vehicle Bonds. In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114.5 million in Fiscal Year 2009.

Economic Development and Revitalization. A statewide economic development program assists in the financing of facilities and equipment for industry, commerce, research and distribution by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $500 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to an amendment to the State’s Constitution in 2000, the State has issued $150 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45.3 million in Fiscal Year 2009.

Variable Rate Debt and Interest Rate Swaps. The State currently has approximately $716.3 million in outstanding general obligation variable rate debt. For all of the State’s swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.

State Employees and Retirement Systems. Since 1980, the average number of regular State employees has ranged from a low of 55,326 in Fiscal Year 1985 to a high of 63,693 in Fiscal Year 2001. In Fiscal Year 2007, the number of regular State employees averaged 60,063.

The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System (“PERS”), the largest of the five, covers both State and local public employees. The State Teachers Retirement System (“STRS”) and School Employees Retirement System (“SERS”) primarily cover school district and public higher education employees. The Highway Patrol Retirement System (“HPRS”) covers State troopers, and the Ohio Police and Fire Pension Fund (“OP&F”) covers local safety forces.

These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a state retirement system. Currently, about 96% of State employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS. The State’s employer contributions to those systems totaled $784.6 million in the 2004-05 biennium, $839.6 million in the 2006-07 biennium, and are estimated to be $915.3 million in the 2008-09 biennium. The State has also funded and continues to fund subsidies to the systems (most allocated to specific groups of retirants) to pay for new or additional benefits mandated by law and not otherwise funded. The aggregate subsidies were $54.1 million in the 2004-05 biennium, $42.2 million in the 2006-07 biennium, and are appropriated at $42 million in the 2008-09 biennium.

The State engages in employee collective bargaining with six employee unions, representing 20 bargaining units and currently operates under three-year agreements, which are set to expire in February through June 2009.

State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies.” A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an “if and as needed” basis, and not aimed at particular identified existing fiscal problems of those subdivisions. There are currently fourteen local governments in fiscal emergency status and seven in fiscal watch status.

Personal Income Tax. Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, will be reduced by 4.2% annually in each of the tax years from 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The indexing of State income tax brackets previously scheduled to begin July 1, 2005 has been suspended until January 2010 when the rate reductions are fully phased in.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is not present constitutional limit on income tax rates.

Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85%. A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there also may be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Sales and Use Tax. Effective July 1, 2005, the State sales and use tax rate is 5.5%. That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

Pennsylvania Fund

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the “Commonwealth”) and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

General

The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth’s economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania’s agricultural industries also are an important component of the Commonwealth’s economic structure, accounting for more than $5.2 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2006, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Agriculture exports have grown by more than 5.3% since 2003.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

In 2007, the population of Pennsylvania was 12.4 million. The Commonwealth is highly urbanized, with 79% of the 2007 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth’s largest metropolitan areas, together contain almost 44% of the Commonwealth’s total population. Pennsylvania’s workforce is estimated at 5.8 million people.

Pennsylvania’s average annual unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the rate to rise to 5.7% in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 4.4% in 2007. From 2002 through 2007, Pennsylvania’s annual average unemployment rate was at or below the national average. As of March 2008, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.9%.

Personal income in the Commonwealth for 2007 was $482.2 billion, an increase of 5.5% over the previous year. During the same period, national personal income increased at a rate of 6.1%. Based on the 2007 personal income estimates, per capita income for 2007 was at $38,788 in the Commonwealth, compared to per capita income in the United States of $38,611.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “MSA”). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the “BSRF”) is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. At the end of the Fiscal Year 2007, $176.9 million was transferred to the BSRF, which represented the required statutory transfer of 25% of the $707.8 million unappropriated surplus balance. At present, the Commonwealth maintains a balance of approximately $736.8 million in the BSRF. The Commonwealth currently anticipates an additional statutorily-required deposit of at least $133 million following the end of the Fiscal Year 2008. Additionally, the Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 6.8% of the Commonwealth’s annual operating costs.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constitute approximately 97% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax ($10.232 billion, 37.5% of Fiscal Year 2007 revenues), the sales tax ($8.591 billion, 31.3% of Fiscal Year 2007 revenues), the corporate net income tax ($2.493 billion, 9.1% of Fiscal Year 2007 revenues) and the utility gross receipts tax ($1.293 billion, 9.7% of Fiscal Year 2007 revenues).

The Commonwealth’s personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($999.9 million, 3.6% of Fiscal Year 2007 revenues), the cigarette tax ($778.6 million, 2.8% of Fiscal Year 2007 revenues) and inheritance and estate taxes ($756.6 million, 2.8% of Fiscal Year 2007 revenues), also contribute significant revenues to the Commonwealth’s budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. For Fiscal Year 2007, the liquid fuels tax accounted for $589.2 million (25.7%), and the oil company franchise tax accounted for $462.8 million (20.2%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the General Fund for Fiscal Year 2007 totaled $119.6 million representing 0.4% of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective as of January 2004. Revenues from motor vehicle licenses and fees in Fiscal Year 2004 were $870.0 million, representing 38.0% of total Fiscal Year 2007 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2007 totaled $17.5 billion, while such Federal receipts are expected to total $18.1 billion in Fiscal Year 2008 and $18.0 billion in Fiscal Year 2009. Approximately $11.8 billion, or 67.7% of total Federal revenue to the Commonwealth for Fiscal Year 2007, was attributable to public health and welfare programs. In Fiscal Year 2008, $12.3 billion, or 67.6% of Federal revenues, will be attributable to these types of programs.

Expenditures

Education. In Fiscal Year 2007, expenditures from Commonwealth revenues for education purposes were over $10.9 billion. The enacted budget for Fiscal Year 2008 included over $11.5 billion in education funding, an increase of 5.5% over Fiscal Year 2007. The proposed budget for Fiscal Year 2009 includes over $12 million in education funding.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $23.9 billion in Fiscal Year 2007 and were projected to be $24.9 billion for Fiscal Year 2008. For Fiscal Year 2009, $25.4 billion is proposed for these purposes. Of the Fiscal Year 2008 expenditures, $10.0 billion will be funded from the General Fund, while $10.6 billion is estimated to be provided for Fiscal Year 2009. Federal funds are expected to decrease by $83.3 million, and augmentations are expected to decrease by $204.9 million for Fiscal Year 2009. The Fiscal Year 2009 budget includes $414.4 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs amounted to $5.86 billion in Fiscal Year 2007, while $5.92 billion was budgeted from the General Fund for Fiscal Year 2008 and $6.43 billion is proposed to be budgeted for Fiscal Year 2009. The Fiscal Year 2008 budget anticipates the use of $88.7 million in additional intergovernmental transfer funds to offset General Fund requirements. A nursing home assessment fee provided a General Fund offset of $145 million in Fiscal Year 2007, was expected to provide a $188.6 million offset in Fiscal Year 2008 and is projected to provide an offset of $189.9 million in Fiscal Year 2009. In addition, a managed care organization assessment provided a General Fund offset of $197.3 million in Fiscal Year 2007, was expected to provide a $198.9 million offset in Fiscal Year 2008 and is projected to provide a $215.3 million offset in Fiscal Year 2009.

Expenditures for medical assistance increased during the period from Fiscal Years 1997 through 2007 by an average annual rate of 12.6%. Expenditures from Commonwealth funds were projected to be $5.35 billion in Fiscal Year 2008 and are projected to be $5.83 billion in Fiscal Year 2009, an increase of 9.1% over the previous fiscal year. Income maintenance cash assistance payments to families in transition to independence are estimated to be $1.054 billion for Fiscal Year 2008, of which $474.5 million is from the General Fund. The proposed budget for Fiscal Year 2009 includes a total of $1.063 billion, with $488.3 million provided from the General Fund.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the new Public Transportation Trust Fund provide the remainder of funding for transportation programs.

Act 44 of 2007 (“Act 44”), signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation. Through a “public-public” partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth will invest nearly $1 billion annually in transportation infrastructure. Act 44 provides an average of $950 million in new funding per year for highways, bridges and transit over the next ten years. In Fiscal Year 2008, $750 million in additional funding will be invested in the Commonwealth’s transportation system with $450 million going to highway and bridge projects and $300 million to mass transit projects. In Fiscal Year 2009, this increases to $850 million, with $500 million going to highway and bridge projects and $350 million to mass transit programs. By Fiscal Year 2010, $900 million will be invested annually with $500 million for highway and bridge projects and $400 million for mass transit. After Fiscal Year 2010, investments would rise 2.5% annually. The debt will be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue going into a new Public Transportation Trust Fund (the “PTTF”). The PTTF, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. The Fiscal Year 2009 budget proposes $1.22 billion in funding for public transit through the PTTF. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. Dedicated revenues streams to the PTTF and revenues generated through Act 44 are estimated to generate an increase of $300 million annually for local mass transit systems. For Fiscal Year 2007, Commonwealth funding available for mass transit was $635.67 million. The revised funding mechanisms have increased mass transit funding to $1.033 billion in Fiscal Year 2008 and the proposed Fiscal Year 2009 budget includes $1.099 billion.

Total funding for the Commonwealth’s highway and bridge program for Fiscal Year 2007 was $2.179 billion. This level increased to $2.345 billion in Fiscal Year 2008 and is proposed to rise to $2.413 billion in Fiscal Year 2009. Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $333.9 million in Fiscal Year 2007. A total of $366.3 million is available for Fiscal Year 2008, and $367 million is available for Fiscal Year 2009.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2007, $8.3 million was expended from the aviation restricted account for such purposes. A total of $9.3 million is budgeted for Fiscal Year 2008 and $9.0 million is proposed for Fiscal Year 2009.

Financial Performance

Recent Developments. On February 5, 2008, the Governor submitted to the General Assembly his proposed Fiscal Year 2009 budget. The Commonwealth’s Comprehensive Annual Financial Report (the “CAFR”) for the fiscal year ended June 30, 2007 was issued on December 20, 2007. The CAFR, beginning with the one issued for the fiscal year ended June 30, 2002, incorporates several new accounting and reporting standards that affect the comparability of financial information for that fiscal year and subsequent fiscal years to GAAP basis financial information reported for fiscal years prior to the adoption of the new standards. Also beginning with the fiscal year ended June 30, 2002, the CAFR provides a new presentation of government-wide financial statements that are intended to provide an all-encompassing view of a government’s financial condition and activities.

Despite an economic slowdown that is currently evolving in the national economy, the Commonwealth’s revenue receipts continue to exceed earlier estimates for Fiscal Year 2008. General Fund revenue estimates incorporated in the enacted budget for Fiscal Year 2008 included a projected growth in receipts of 1.13%, while actual receipts through April 2008 have grown by 3.22% on a year-over-year basis. In February 2008, the Governor’s proposed budget for Fiscal Year 2009 included a revision to the Fiscal Year 2008 revenue estimate for General Fund revenues to reflect expectations that revenues may exceed the original estimate by approximately $427.5 million. Actual revenues through April 2008 are $436.6 million or 1.9% above the estimate enacted in July 2008, as part of the Fiscal Year 2008 budget. Based on projections of revenues, as incorporated in the Governor’s proposed Fiscal Year 2009 budget released in February, the General Fund is currently projected to have a preliminary ending balance of nearly $533.3 million.

General Fund Fiscal Year 2006 Financial Results (GAAP Basis). At June 30, 2006, the General Fund reported a fund balance of $2.97 billion, an increase of $100.4 million from the reported $2.87 billion fund balance at June 30, 2005. On a net basis, total assets increased by $537.1 million to $10.40 billion. Liabilities increased by $436.8 million to $7.43 billion largely because of an increase in unearned revenue of $348 million and an increase in accounts payable of $235 million.

General Fund tax revenues increased by 9%, with both corporation and personal income tax rising an average of 9% during Fiscal Year 2006. Sales and use tax collections increased by 4.2%. Intergovernmental revenues decreased by $439 million, resulting from lower amounts appropriated for Federal participation in medical and other assistance. Charges for sales and services decreased by $981 million due to specific program funding changes, including nursing home assessments. Total General Fund revenues increased by 0.98% ($414 million) during Fiscal Year 2006. Total General Fund expenditures increased by less than 1% ($311 million) during Fiscal Year 2006. Expenditures for protection of persons and property increased by $265 million due primarily to increases in amounts appropriated/expended for state police activities. Public education expenditures increased by $285 million due primarily to increases in basic and other subsidies to school districts. Health and human services expenditures decreased by $227 million, caused by lower aggregate demand and utilization of medical and other assistance during the fiscal year. Actual General Fund expenditures (budgetary basis) increased by 3.1% over the prior fiscal year, while revenues (budgetary basis) increased by 2.8%.

General Fund Fiscal Year 2006 Financial Results (Budgetary Basis). During Fiscal Year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million, or nearly 3.5%. Final Commonwealth General Fund revenues for the fiscal year totaled $25.85 billion. Total Fiscal Year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25.70 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources, was $25.38 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the BSRF, increased to $685.4 million, including the beginning balance from the prior year of operations. Following the statutorily required 25% transfer to the BSRF of $171.4 million, the Fiscal Year 2006 final unappropriated surplus balance was $514.1 million as of June 30, 2006.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3%. Fiscal Year 2006 revenues (all sources) totaled $25.70 billion, an increase of $1.3 billion over Fiscal Year 2005. Intergovernmental transfer proceeds increased $381.9 million (5.5%), while funding from additional sources decreased $253.3 million (63%). Additionally, General Fund revenues grew $1.56 billion (6.3%) during Fiscal Year 2006, corporate tax receipts grew $425.8 million over the estimate (an 8.9% surplus), personal income taxes were $342.6 million over the estimate (a 3.7% surplus), sales and use taxes were approximately at the estimate, actual receipts were $65.2 million above the estimate (0.8% over the estimate), and realty transfer tax revenues exceeded the estimate by $61.4 million (12.5%). Reserves for tax refunds in Fiscal Year 2006 were $1.04 billion, an increase of 3.5% from the Fiscal Year 2005 reserves. At the end of Fiscal Year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

Fiscal Year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24.66 billion, an increase of 7.4% from Fiscal Year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in Fiscal Year 2006. Intergovernmental transfers replaced $735.7 million of General Fund medical assistance costs in Fiscal Year 2006, compared to $697.9 million in Fiscal Year 2005. Additionally, an estimated $145.9 million in additional funds were appropriated in Fiscal Year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in Fiscal Year 2005. The final unappropriated balance was $514.1 million for Fiscal Year 2006.

General Fund Fiscal Year 2007 Financial Results (GAAP Basis). At June 30, 2007, the General Fund reported a fund balance of $3.37 billion, an increase of $401.4 million from the reported $2.97 billion fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11.16 billion. Liabilities increased by $359.9 million to $7.80 billion largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

General Fund tax revenues increased by 5% with corporation and personal income taxes rising 3% and 8%, respectively. These increases were offset by a scheduled decline in capital stock/foreign franchise tax revenues due to a phase-out of such taxes. Cigarette tax revenues decreased by 5% due to a decline in consumption; charges of sales and services decreased by $1.42 billion due almost exclusively to a $1.41 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefit costs; and intergovernmental revenues increased by a net $498 million, resulting primarily from certain newer Federal programs and higher amounts accrued for certain Federal programs. Total General Fund revenues increased by $590 million, or 1.36%, during Fiscal Year 2007. Total General Fund expenditures increased by less than 1% ($284 million) during Fiscal Year 2007. Expenditures for direction and supportive services decreased by a net $1.17 billion, due primarily to a $1.38 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefits and other increases of $208 million. Public education expenditures increased by $706 million due primarily to increases in basic education, school employee retirement and several other subsidies to school districts. Health and human services expenditures increased by $402 million, caused by a higher aggregate need for child protection and development services, medical services and income or cash grant assistance. Overall, Federal funding of health and human services declined by $187 million and state funding increased by $589 million during the fiscal year. Expenditures for economic development increased by $247 million. Reported transfers to the General Fund increased by $112 million in Fiscal Year 2007.

General Fund Fiscal Year 2007 Financial Results (Budgetary Basis). Continued weakness in the housing sector and escalating oil prices were two of the main factors that resulted in slower growth of the national economy during Fiscal Year 2007. Growth in gross domestic product (“GDP”) finished at 2.5% for Fiscal Year 2007, down from 3.4% for the prior fiscal year. Corporate profits, growth in wages and salaries and consumer expenditures also were all lower during Fiscal Year 2007. Economic growth proved erratic at 0.4% in the first quarter of 2007 but rebounded to reach 4.0% in the second quarter of 2007. Job growth and the unemployment rate continued to drop throughout the fiscal year. Overall, these national economic conditions positively impacted Commonwealth revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

General Fund revenues exceeded the certified estimate by $649.6 million (2.4%) during Fiscal Year 2007, totaling $27.45 billion. Total Fiscal Year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27.19 billion, an increase of $1.49 billion over Fiscal Year 2006. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.01 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance increased to $707.9 million. Accordingly, 25% of this preliminary balance ($176.9 million) was transferred to the BSRF. The final Fiscal Year 2007 unappropriated surplus balance was $530.9 million.

Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8%. Funding from additional sources increased $111.8 million (76%), primarily due to increased transfers from other state funds. General Fund revenues grew $1.60 billion (6.2%) during Fiscal Year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million (5.6%) over estimate for the fiscal year. Year-over-year growth in corporate taxes was 5.6% during Fiscal Year 2007 as corporate net income tax collections grew 8.3% and gross receipts tax collections grew 12.4%. Receipts from the capital stock and franchise tax declined 7.5% on a year-over-year basis due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, while year-over year growth in personal income tax receipts was 7.7%. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17% from the fiscal year estimate. Sales tax collections grew 3.1% during Fiscal Year 2007, while non-tax revenues of the Commonwealth grew by 58%. Reserves for tax refunds in Fiscal Year 2007 were $1.05 billion, an increase of 1.4% from the Fiscal Year 2006 reserves.

Fiscal Year 2007 appropriations from Commonwealth revenues totaled $26.3 billion, an increase of 6.6% from Fiscal Year 2006 expenditures. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in Fiscal Year 2007, compared to $735.7 million in Fiscal Year 2006, a decrease of 27%. In addition, approximately $257.7 million in additional funds were appropriated in Fiscal Year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in Fiscal Year 2006. The ending unappropriated balance was $530.9 million for Fiscal Year 2007.

Fiscal Year 2008 Budget. The adopted Fiscal Year 2008 budget provides appropriations totaling $27.2 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27.12 billion. The $77.6 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $530.9 million beginning balance. The year ending unappropriated balance is currently estimated to be $400 million for Fiscal Year 2008.

The Fiscal Year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4% growth in GDP from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $435 million (1.2%) prior to reserves for refunds. The below average growth that is projected for Fiscal Year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts. The continued phase-out of the capital stock and franchise tax led to a reduction in Fiscal Year 2008 projected receipts by approximately $241 million. Further, Act 44 dedicates 4.4% of all sales and use tax receipts and transfers these funds to the PTTF, which is estimated to total approximately $321 million in sales tax receipts. Finally, the enacted budget for Fiscal Year 2008 provided miscellaneous tax reductions totaling $63 million. Fiscal Year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8%, while receipts from the sales and use tax and the corporate net income tax are estimated to decrease by 0.7% and 0.6%, respectively. Projected decreases in these two taxes are the result of the aforementioned legislative changes recently enacted.

A major component of the Fiscal Year 2008 budget is the “Prescription for Pennsylvania” initiative, which implements a plan designed to increase access to affordable health care coverage for all Pennsylvanians, improve the quality of care delivered throughout the Commonwealth and help bring health care costs under control for employers and employees. The enacted budget includes $17.5 million in funding to implement several components of the Prescription for Pennsylvania, including plans to eliminate hospital-acquired infections, efforts to address chronic conditions and an initiative to address childhood obesity. The enacted budget also includes $99 million in state funds and $212.5 million in Federal funds for an expansion of the “Cover All Kids” program, which is intended to gradually expand available health insurance to all Pennsylvania children not currently covered by insurance. The Commonwealth’s prescription drug coverage program continues to expand coverage with the estimated addition of 32,000 seniors during Fiscal Year 2008, bringing the total to more than 357,000 enrollees by June 2008. Finally, the Governor and the General Assembly continue to negotiate additional programs proposed as part of the Prescription for Pennsylvania during the current legislative session, including the Cover All Pennsylvanians program, which would offer affordable basic health insurance to small businesses and uninsured individuals.

A new Energy Independence Initiative was proposed that would provide $850 million in additional investment in new, clean and alternative energy projects. The Energy Independence Fund would support early stage financing and project financing, along with new incentives for energy conservation and solar energy. A new Systems Benefit Charge of 1/20th cent per kilowatt-hour of electricity consumption would be imposed to support the Energy Independence Fund. Through this charge, approximately $75 million would be generated annually, which would support the issuance of $850 million of debt to be issued by the Pennsylvania Energy Development Authority.

Fiscal Year 2009 Proposed Budget. A proposed Fiscal Year 2009 budget was submitted on February 5, 2008. The proposed budget recommends appropriations totaling $28.34 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27.94 billion. The $397.2 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $400.0 million beginning balance. The Fiscal Year 2009 proposed budget represents a 4.2% ($1.14 billion) increase over the Fiscal Year 2008 budget. More than 40% of the year-over-year increase in appropriations ($476 million) would be dedicated to increased education funding. The proposed budget reduces spending by 2.1% in all areas other than education, welfare, corrections and probation and parole.

The proposed Fiscal Year 2009 budget includes the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the Commonwealth. A total of $850 million in local property and wage tax relief will be distributed in Fiscal Year 2009. The proposed budget also includes a state level economic stimulus package, the Protecting Our Progress proposal, which would provide $260 million in general obligation bond proceeds for the “Rebuilding Pennsylvania Infrastructure” program, and the reintroduction of a previously proposed Energy Independence Initiative (See “Fiscal Year 2008 Budget” above) and the Jonas Salk Legacy Fund, which would provide $500 million from a partial securitization of the Commonwealth’s MSA revenues for capital investment in health research facilities.

A 5% increase in PreK-12 education funding is included in the proposed Fiscal Year 2009 budget, and the Basic Education appropriation is recommended to increase 6% over prior year levels, while funding for Special Education programs is recommended to receive a 3% increase. The proposed budget also includes the Cover All Pennsylvanians program which would provide $479.5 million in state and other funds to provide affordable healthcare to 149,500 eligible uninsured adults. The proposed budget includes an 11% increase in state and Federal funds for the Cover All Kids program, which provides basic healthcare coverage for 185,750 children. An increase of 14% is proposed for services to the disabled, and an increase of 7% is proposed for child care services.

Motor License Fund—Fiscal Years 2006-08. Fiscal Year 2006 revenues for the Motor License Fund were $2.27 billion, an increase of 5.1% over actual Fiscal Year 2005 receipts. Liquid fuels tax receipts increased by 5.7% while license and fee revenues grew minimally (0.1%). Other revenue receipts, namely earnings on investments, increased by 34.9%. Appropriations and executive authorizations from Commonwealth funds for Fiscal Year 2006 totaled $2.34 million, an increase of 13%. The Motor License Fund ended the fiscal year with an unappropriated surplus of $283.7 million, a net increase of $71.3 million.

Fiscal Year 2007 revenues for the Motor License Fund were $2.29 billion, an increase of 1.1% over Fiscal Year 2007 receipts. Liquid fuels tax receipts increased by 2.4% while license and fee revenues declined slightly (0.9%). Other revenue receipts increased by 2.0%. The Fiscal Year 2007 Motor License Fund appropriations and executive authorizations totaled $2.57 billion, an increase of 9.6% from Fiscal Year 2006. The Motor License Fund ended the fiscal year with an unappropriated surplus of $96.6 million, a net decrease of 66%.

The enacted Fiscal Year 2008 budget for the Motor License Fund estimates revenues of $2.74 billion, or an increase of $449.1 million from prior year levels. This increase of 19.6% is attributable to statutory revisions enacted as part of the 2007 Transportation Act. The enacted Fiscal Year 2008 Motor License Fund budget appropriates and authorizes $2.8 billion, an increase of 9.2% over Fiscal Year 2007 expenditures. The enacted budget anticipates current and prior year lapses totaling $63 million to further support expenditures. As a result, the anticipated unappropriated year-end surplus is forecast to grow by $1 million to $97.6 million by June 30, 2008.

Through April 2008, Commonwealth revenues in the Motor License Fund are below estimate by 2.3% versus the certified revenue estimate for the same year-to-date period.

The proposed Fiscal Year 2009 budget for the Motor License Fund requests $2.89 billion of appropriations from the Motor License Fund’s revenues, which represents a 3% increase from prior year levels. The proposed budget includes $48.3 million in additional revenues to the Motor License Fund, as an additional $50 million is budgeted for payments from the Pennsylvania Turnpike pursuant to Act 44. Total revenues of the Motor License Fund are estimated to be $2.81 billion in Fiscal Year 2009.

State Lottery Fund—Fiscal Years 2006-08. During Fiscal Year 2006, ticket sales less field prizes and commissions were $1.46 billion, a 20.4% increase in revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game. Expenditures totaled $1.44 billion and were 26.2% above Fiscal Year 2005 expenditures. The fiscal year-end unappropriated balance and reserve totaled $439.0 million, an increase of 15.2%.

Fiscal Year 2007 net revenues from lottery sources increased by 2.7%. Total net revenues received by the Lottery Fund during Fiscal Year 2007 were $1.5 billion, while total appropriations were $1.44 billion. Additionally, Fiscal Year 2007 expenditures included a transfer of approximately $248.8 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $476.5 million (including $100 million of reserves), an increase of 8.5%.

The enacted Fiscal Year 2008 budget anticipates a $30.2 million increase in revenues from lottery sources. Total funds available are estimated to be $2.05 billion during Fiscal Year 2008, an increase of 1.5%. Appropriations totaling $1.65 billion are budgeted, which represents an increase of $208.6 million or 14.5% over Fiscal Year 2007. Additionally, the enacted Fiscal Year 2008 budget includes a transfer of approximately $248.8 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The projected fiscal year-end balance and reserve is estimated to total $301.1 million, a decrease of 36.8%.

The proposed Fiscal Year 2009 budget anticipates a 3.2% decrease in revenues from lottery sources. Revenues of the State Lottery Fund are estimated to be $1.4 billion in Fiscal Year 2009, a decrease of $45.8 million from Fiscal Year 2008 estimates. Appropriations totaling $1.76 billion are recommended, which represents an increase of $108.6 million or 6.6% over Fiscal Year 2008. The proposed Fiscal Year 2009 budget includes a transfer of approximately $248.8 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The proposed fiscal year-end balance is projected to total $34.7 million, a decrease of 88.5%.

Trend projections for fiscal years beyond Fiscal Year 2009 show estimated program and administrative costs above estimated net revenues, as the forecasted rate of increase in program expenditures, namely the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues will be funded from a further draw-down of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $7.834 billion at June 30, 2007, a net increase of $1.087 billion from June 30, 2006. Over the 10-year period ended June 30, 2007, total net outstanding general obligation debt increased at an annual rate of 4.5%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 7.7%.

General obligation debt for non-highway purposes of $7.72 billion was outstanding on June 30, 2007. Outstanding debt for these purposes increased by a net $1.14 billion since June 30, 2006. For the period ended June 30, 2007, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 6.3% and 8.8%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $112.6 million on June 30, 2007, a decrease of $52.3 million from June 30, 2006. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2007, by 18.3% and 20.2%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year’s budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The proposed Fiscal Year 2009 budget does not anticipate issuing tax anticipation notes.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of December 31, 2007: Delaware River Joint Toll Bridge Commission ($459.7 million), Delaware River Port Authority ($1.19 billion), Pennsylvania Economic Development Financing Authority ($1.57 billion), Pennsylvania Energy Development Authority ($45.2 million), Pennsylvania Higher Education Assistance Agency ($11.15 billion), Pennsylvania Higher Educational Facilities Authority ($5.51 billion), Pennsylvania Industrial Development Authority ($404.5 million), Pennsylvania Infrastructure Investment Authority ($47.9 million), Pennsylvania Turnpike Commission ($3.19 billion), and the State Public School Building Authority ($1.79 billion).

The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth’s retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of compensation. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS’ contribution rate for most employees is 6.25%. Interest on each employee’s accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment.

Commonwealth contributions to SERS and PSERS were $206.0 million and $368.8 million, respectively, in Fiscal Year 2007. The Fiscal Year 2008 budget includes Commonwealth contributions for SERS and PSERS of $222.0 million and $451.2 million, respectively, a 7.75% and 23% increase, respectively, in the year-over-year contribution to each system. The proposed budget for Fiscal Year 2009 includes contributions of $230.5 million for SERS and $475.3 million for PSERS, a moderate 4% and 5% increase, respectively, in the year-over-year contribution to each system.

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations and are included in the budget for Fiscal Year 2008. As of June 30, 2007, the market value of investment assets for PSERS was $67.52 billion. As of December 31, 2006, the market value of investment assets for SERS was $32.05 billion.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth’s Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2008 was $20 million.

County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth’s payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro’s recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative board’s level.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies that have become insolvent or are otherwise in default to their insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Court heard oral argument on March 4, 2008. It is impossible to predict the outcome. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

Hickenbottom v. Nassan, et al. This is a civil rights action brought against two state troopers for the shooting of a twelve year-old boy. The boy was unarmed and running away from the troopers at the time of the shooting. The Court denied defendants’ motion for summary judgment. Following trial, the jury returned a verdict of $28 million. Post trial motions and an appeal are under consideration.

Virginia Fund

General Information

Virginia’s personal income was estimated to have surpassed $364 billion in Fiscal Year 2006. Virginia’s per capita income in the same year was $39,564, the highest in the Southeast region and greater than the national average of $36,629. From 1996 to 2006, the Commonwealth averaged annual per capita income growth of 4.7%, which was greater than the national rate of growth of 4.3%. Over the past ten years, taxable retail sales in Virginia increased by over $32.4 billion (56.8%), which greatly outpaced the rate of inflation over the same period (28.6%).

In Fiscal Year 2007, Virginia’s economy continued to expand, however this growth was slightly below the national growth rate for the first time since 1996. Virginia’s personal income in current dollars grew by 5.2%, the lowest growth in the three previous years. Unemployment in Virginia declined for the fourth consecutive year to 3%. New housing in Virginia again fell during Fiscal Year 2007(28%). However, personal income and employment growth helped the Commonwealth continue its economic expansion during Fiscal Year 2007.

The services sector in Virginia generates the largest number of jobs, followed by state and local government, wholesale and retail trade, finance, insurance and real estate and Federal and civilian government. Employment in the information services sector decreased from 2002 to 2006 by 13%, partly due to the national trend of reclassifying employers from the information industry to professional and business services. The professional and business services sector, however, gained 14.7% over the same period. Growth in this sector was mainly concentrated in Northern Virginia, the Commonwealth’s largest metropolitan area, but this industry also saw gains in most of the Commonwealth’s other metropolitan areas.

From 1998 to 2007, Virginia’s population increased 12% compared to 9% nationally. According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. In 2007, the Virginia average unemployment rate was 3.1% (compared to the national average of 4.6%).

State Budget and Resources

Virginia state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority connected with the budgetary process. Once an appropriation act becomes law, implementation and administration are functions of the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated revenues. A 1993 amendment to the Virginia Constitution established a Revenue Stabilization Fund (the “RSF”), which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The RSF consists of an amount not to exceed 10% of Virginia’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

2004-2006 Biennium. On December 17, 2003, the Governor presented the proposed budget for the 2004-2006 biennium. The proposed budget included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $348.4 million in anticipated balances from Fiscal Year 2004, and a tax reform package that provided $419.2 million in net revenue. Fiscal Year 2004 ended with a considerable surplus, most of which was committed and thus unavailable for on-going programs. The total available General Fund balance remaining at the end of Fiscal Year 2004 was $769.5 million, with $495.6 million in net revenue available for current expenditure, and $460.1 million committed to capital and operating expense reappropriations, natural disaster costs, deposits to the water quality improvement fun, return of accelerated sales taxes, and transfer of lottery proceeds to local schools.

The Fiscal Year 2005 budget added the necessary amounts to the RSF in order to meet the constitutionally required deposit of $268.9 million in Fiscal Year 2006 and provided for a supplemental deposit of $134.5 million in Fiscal Year 2005. On December 16, 2005, the Governor presented amendments to the Fiscal Year 2005 budget, which affect the remainder of the 2004-2006 biennium. These changes included $1.7 billion in General Fund resources above those assumed in the Fiscal Year 2005 budget, including (i) a $1.2 billion revision to the General Fund forecast, (ii) a Fiscal Year 2005 unreserved balance of $570 million and (iii) reductions in balances and transfers of $84.9 million. With net increased spending of $461.3 million, along with other proposed amendments, $1.2 billion was carried forward into the next biennium as a beginning balance. In January 2006, a final set of amendments to the Fiscal Year 2005 budget were passed, which included additional net General Fund revenue changes of $46.5 million, additional General Fund spending of $3.3 million, and Fiscal Year 2006 General Fund savings of $8 million.

Fiscal Year 2004 Budget. The unreserved fund balance of the General Fund increased by $435.5 million (180.2%) from Fiscal Year 2003 to Fiscal Year 2004. During the same period, reserved General Fund balances increased by 38.1%. The total fund balance of the General Fund rose by $554.8 million during the Fiscal Year 2004. Overall revenue from Fiscal Year 2003 to Fiscal Year 2004 increased by 8.7%, while total expenditures increased by 2.5%. In Fiscal Year 2004, total General Fund revenues rose by 8.7%. Overall tax revenues increased by 9.8% from Fiscal Year 2003 to Fiscal Year 2004. Tax growth was primarily due to a 9% increase in individual and fiduciary income tax revenues, 9.7% increase in sales and use taxes, 24% increase in corporation income taxes, and 5.5% increase in premiums of insurance companies taxes. There was a decline in public service corporation taxes of 4.8%. While tax revenues increased, non-tax revenues decreased by 13%.

For Fiscal Year 2004, overall expenditures increased by 2.5% to $12 billion, compared to a 0.6% decline in Fiscal Year 2003. Education expenditures were the biggest portion (46.1%) of total expenditures in Fiscal Year 2004 and grew by $70.9 million (1.3%). Individual and family service expenditures constituted 24.3% of total expenditures, and grew by $137.4 million (5%). In addition, general government expenditures (11.7%) increased by $36.9 million (2.7%). Other categories of expenditures which experienced small increases were administration of justice (15.9%), resources and economic development (1.8%), and capital outlay and transportation (0.2%).

As of June 30, 2004, out of the balance of approximately $1.11 billion in the General Fund, $340.1 million was reserved for the RSF. During Fiscal Year 2004, an advance deposit in the amount of $87 million was made to the RSF from the General Fund based on increased Fiscal Year 2004 General Fund collections. No amounts were withdrawn from the RSF in Fiscal Year 2004. A deposit of $252 million has been designated for Fiscal Years 2005-06 based on Fiscal Year 2004 revenue collections.

Fiscal Year 2005 Budget. At the end of Fiscal Year 2005, the unreserved fund balance of the General Fund was $520.5 million and the reserved fund balance was $708.5 million. The total fund balance of the General Fund increased by $783 million during Fiscal Year 2005. General Fund revenues and other sources exceeded expenditures and other uses by $755.8 million in Fiscal Year 2005. The General Fund unreserved balance on a budgetary basis increased by $449.5 million (66.4%), from Fiscal Year 2004 to Fiscal Year 2005, while reserved General Fund balances increased by 70.8% over Fiscal Year 2004. Total revenues and total expenditures increased by 17.4% and 14.1%, respectively. Transfers to the General Fund decreased by 8.9% while transfers out increased by 38.7%. At the end of Fiscal Year 2005, the Commonwealth reported a combined ending fund balance in all governmental funds of $3.7 billion, an increase of $979.5 million over Fiscal Year 2004. Of this total fund balance, $2.8 billion represented an unreserved fund balance and the remainder represented amounts reserved for specific purposes, such as the RSF and education.

2006-2008 Biennium. On December 16, 2005, the Governor presented the proposed Fiscal Year 2006 budget for the 2006-2008 biennium. The proposed Fiscal Year 2006 budget included $34.4 billion from the General Fund in base spending; $34.4 billion in total General Fund resources; $5.95 billion in recommended new spending; $57.3 million in recommended General Fund budget savings; and $1.5 billion in one-time General Fund spending.

The proposed Fiscal Year 2006 budget contained a number of new or major expenditures, including (i) $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education, (ii) $232.5 million for a one-time additional investment in water quality programs, (iii) $624.5 million for transportation projects and programs, (iv) $107.1 million invested in community-based mental health and mental retardation services, (v) $11 million for the preservation of forestlands in Virginia, (vi) $55.7 million to increase energy efficiency at state facilities throughout Virginia, (vii) $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets, (viii) $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks, (ix) $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools and (x) $348.6 million for a salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions.

On January 24, 2006, the Governor submitted amendments to the budget for the 2006-2008 biennium, which included (i) $39.6 million to increase K-12 instructional staff pay raises, (ii) $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building, (iii) $4 million for a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II and (iv) $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. These amendments also included General Fund savings of $7.6 million and net additional General Fund revenue of $15.1 million.

The General Assembly failed to pass a budget for Fiscal Year 2006 and adjourned on March 11, 2006. The Governor called a Special Session of the General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium that included significant portions of the Governor’s proposed budget for Fiscal Year 2006. The increases in new General Fund spending compared to the Governor’s proposed budget included (i) $68 million for public education, (ii) $90.5 million for capital project expenses, and (iii) $106.3 million for additional salary increases for state employees and state-supported local employees. The final budget for Fiscal Year 2006 also provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial General Fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory health insurance and prescription drug programs. Under the Fiscal Year 2006 budget, $138.3 million was allocated to be deposited in the RSF in Fiscal Year 2008.

The Fiscal Year 2006 budget also provided $339 million in one-time funding to implement transportation legislation which was scheduled to be adopted by November 1, 2006 during a special session of the General Assembly.

Fiscal Year 2006 Budget. On December 15, 2006, the Governor presented proposed amendments to the Fiscal Year 2006 budget affecting the remainder of the 2006-2008 biennium. The Governor’s budget amendments provided additional deposits to the RSF totaling $152.7 million. This amount was comprised of $106.7 million in Fiscal Year 2007 and an additional $46.1 million in Fiscal Year 2008. With these deposits, the RSF would remain at its Constitutional maximum ($1.2 billion in Fiscal Year 2007 and $1.3 billion in Fiscal Year 2008) through the biennium.

After making the deposit to the RSF, approximately 70% of the new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

The General Assembly sent an amended budget, which retained many of the Governor’s proposals, to the Governor on February 24, 2007. Highlights included (i) a $100 million investment to address capital projects and cost overruns in higher education, (ii) an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit, (iii) a 4% salary increase for state employees, faculty at Virginia’s public institutions of higher education, and state supported local employees, (iv) additional funding for water quality improvements and (v) $500 million from the General Fund for transportation purposes. A final revised budget was passed by the General Assembly on April 4, 2007.

General Fund revenues and other sources exceeded expenditures and other uses by $1.025 billion in Fiscal Year 2006. The General Fund unreserved balance on a budgetary basis increased by $677.9 million (60.2%) from Fiscal Year 2005 to Fiscal Year 2006, while reserved General Fund balances increased by 46.9% over Fiscal Year 2005. Total revenues and total expenditures increased by 8.9% and 7.3%, respectively. Transfers to the General Fund increased by 2.4% while transfers out increased by 5.9%. Fiscal Year 2006 ended with actual collections exceeding the forecast by $147 million (1%). The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for Fiscal Year 2007.

Fiscal Year 2007 Budget. On December 17, 2007, the Governor presented proposed amendments to the Fiscal Year 2007 budget affecting the remainder of the 2006-2008 biennium. The Governor’s budget amendments included $272 million in reductions. Additional operating expenses of $123.5 million and $50 million in capital outlay were also recommended.

The RSF had principal and interest on deposit of $1.2 billion reserved as a part of General Fund balance, which equaled the maximum amount allowed for Fiscal Year 2007. The amount on deposit cannot exceed 10% of the Commonwealth’s average annual tax revenues derived from taxes on income and retail sales for the preceding three fiscal years. The maximum amount allowed was $1.2 billion and $1.3 billion for Fiscal Years 2007 and 2008, respectively. The Governor’s budget amendments reduced funding for the RSF by $69.5 million in Fiscal Year 2008. The Governor’s budget amendments also included a withdrawal of $261.1 million from the RSF in Fiscal Year 2008. Even after this reduction and withdrawal, the RSF balance is projected to still be more than $1 billion by the end of Fiscal Year 2008, and more than $1.2 billion by the end of the next biennium.

The General Fund balance rose by $65.1 million in Fiscal Year 2007, an increase of 2.3% from Fiscal Year 2006. Overall tax revenues increased by 4.2% from Fiscal Year 2006 to Fiscal Year 2007. At the end of Fiscal Year 2007, the General Fund’s unreserved balance was $563.4 million and the reserved fund balance was $1.4 billion. Total fund balance of the General Fund decreased by $272.2 million during Fiscal Year 2007. Fiscal Year 2007 General Fund revenues were $498.2 million (3.2%) greater than Fiscal Year 2006 revenues. This was attributable to a $261.5 million increase (2.8%) in individual and fiduciary income tax revenue as well as a $207.4 million increase (177%) in interest revenue. Fiscal Year 2007 expenditures increased $1.7 billion (11.3%) as compared to Fiscal Year 2006. The increase is primarily attributable to an $835.1 million increase in education expenditures related to the re-basing of the standards of quality required each biennium. Additionally, individual and family service expenditures increased $377 million primarily due to increases in Medicaid enrollment and utilization of services.

The original budget revenue for Fiscal Year 2007 was adjusted upwards by $334.8 million. Total actual revenues were less than final budgeted revenues by $231.7 million due to moderating economic growth in Virginia and refunds in excess of the forecast for the Land Preservation Tax Credit. Due to slower revenue growth than anticipated during Fiscal Year 2007, the General Fund revenue estimate for Fiscal Year 2008 was reduced by approximately $406.7 million generating a total projected revenue shortfall of approximately $638.4 million for the 2006-08 biennial budget cycle.

Total final budget expenditures exceeded original budget expenditures by $501.6 million (3.0%). Approximately $362.5 million (72.3%) of the increase relates to additional capital outlay projects, as well as additional appropriations to supplement existing projects for increases in material costs. Transportation expenditures increased by $161 million or 47.5%. The total final budget expenditures exceeded actual expenditures by $1 billion (6.0%).

General Fund revenues and other sources exceeded expenditures and other uses by $65.1 million in Fiscal Year 2007. The General Fund unreserved balance on a budgetary basis decreased by $274.2 million, or 15.2%, from Fiscal Year 2006 to Fiscal Year 2007, while reserved General Fund balances increased by $339.3 million or 31.3% over Fiscal Year 2006. Total revenues and total expenditures increased by 4.8% and 11.3%, respectively. Transfers to the General Fund decreased by 6.2% while transfers out increased by 5.3%.

2008-2010 Biennium. On December 17, 2007, the Governor presented the proposed Fiscal Year 2008 budget for the 2008-2010 biennium. The proposed Fiscal Year 2008 budget included $36.2 billion from the General Fund in base spending, $36.2 billion in total General Fund resources, $2.2 billion in recommended new spending and $463.6 million in recommended General Fund budget savings.

The proposed Fiscal Year 2008 budget contained a number of new or major expenditures, including: (i) $890.3 million for the technical re-benchmarking of the Standards of Quality for elementary and secondary schools; (ii) $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and researching faculty at higher education institutions; (iii) $29.2 million to expand the existing Virginia Preschool Initiative serving at-risk-students; (iv) $14.6 million to increase community services board emergency services capacity; (v) $4.9 million for improvements aimed at offender reentry; (vi) $38.1 million in semiconductor manufacturing performance grants; and (vii) $15.1 million in the Governor’s Development Opportunity Fund.

An RSF deposit of $21.3 million in Fiscal Year 2009 based on actual tax revenues for Fiscal Year 2007 is anticipated.

State Indebtedness

Section 9(a) of Virginia’s Constitution provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year.”

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts” for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt for the three immediately preceding fiscal years less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts” for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt. Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation.

The Commonwealth does not issue general obligation bonds for operating purposes. At the end of Fiscal Year 2007, the Commonwealth had total debt outstanding of $24.3 billion, including total tax-supported debt of $7.3 billion and total debt not supported by taxes of $17 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.3 billion. An additional $1.1 billion is considered moral obligation debt which is not tax-supported. The remainder of the Commonwealth’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds). During Fiscal Year 2007, the Commonwealth issued $4.3 billion of new debt for various projects.

Ratings. Fitch, Moody’s and S&P assigned the Commonwealth ratings of AAA, Aaa and AAA, respectively, for general obligation debt.

Total Tax-Supported Debt. Total tax supported debt was $7.3 billion and it includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. At the end of Fiscal Year 2007, the Commonwealth had total general obligation debt of $1.3 billion. In addition, Section 9(d) debt was $3.8 billion, accrued from transportation, Virginia Public Building Authority, Virginia Port Authority, Virginia College Building Authority and other institutions. Other long-term obligations, including pension liability, compensated absences, capital leases, and others, amounted to $2.14 billion. In addition to total tax supported debt, Virginia has an outstanding moral obligation debt of $1.1 billion and other outstanding debt of $11.7 billion.

The Commonwealth Transportation Board (“CTB”) has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund, which was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. As of June 30, 2007, $987.6 million in CTB bonds were outstanding. During 2007, the CTB was authorized by the General Assembly to issue up to $3 billion in Capital Projects Revenue Bonds. The first issue of bonds under this program was expected during Fiscal Year 2008.

The Virginia Port Authority (“VPA”) has issued bonds in the amount of $326 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71 million of refunding bonds to refund the aggregate outstanding balance of a prior issue. In April 2006, the VPA issued $21.7 million in refunding bonds to refund a portion of the outstanding balance of another prior issue.

Other Long-Term Obligations. Commonwealth employees accrue annual leave at varying rates depending on their length of service. The maximum accumulation is dependent on years of service, but will not exceed 42 days. All employees hired after January 1, 1999, are required to enroll in the Virginia Sickness and Disability Program (the “VSDP”), under which employees receive a specified number of sick and personal leave hours. In certain circumstances, the VSDP also provides short-term disability benefits and pension benefits. In addition, Virginia provides life insurance for active and retired employees and a retiree health insurance credit to offset a portion of the cost of health insurance premiums for qualifying state retirees. The estimated costs of these benefits are funded over the working lives of the employees through employer contributions and investment income.

Virginia provides several types of self-insurance for the benefit of state agencies and institutions. The Department of Treasury, Division of Risk Management, administers self-insurance programs for general (tort) liability, medical malpractice and automobile liability. The Department of Human Resource Management administers the state employee health care self-insurance fund. As of June 30, 2007, $372.2 million was reported as the combined estimated claims payable for self-insurance. The Department of Medical Assistance Services estimates, based on past experience, the total amount of claims that will be paid from the Medicaid program in the future which relate to services provided before year end. As of June 30, 2007, the estimated liability related to normal operations totaled $382.9 million. Of this amount, $190.9 million is reflected in the General Fund and $192 million is the Federal Trust Special Revenue Fund.

Virginia currently has five post-employment benefit programs (the “OPEB Programs”): Retiree Health Insurance Credit, Group Life Insurance, VSDP, Pre-Medicare Retiree Health Insurance Program and Line of Duty Death and Health Insurance Benefit. Virginia’s OPEB programs promise benefits to individuals who perform services for government today to be paid following the conclusion of their service. New reporting standards require expenses associated with these programs to be calculated and reported on an actuarial basis even though payment is deferred until after an individual’s service ends. Based upon the most recent valuation, Virginia’s estimated annual required OPEB contribution is $294.7 million and the estimated unfunded actuarial liabilities are $2.1 billion.

Litigation

Virginia, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.

Tobacco Settlement. Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 45 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the “Settlement”). Virginia’s share of the total amount to be paid to the participating states through 2025 is approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies made five “initial payments” totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies make “annual payments” that began on April 15, 2000. Approximately $8.6 billion of the Settlement will be deposited into a strategic contribution fund and allocated based on the states’ contribution toward resolving the Settlement. The “strategic contribution payments” will be made in equal installments over a 10-year period beginning in 2008.

The Commonwealth created the Tobacco Indemnification and Community Revitalization Commission and Fund (the “TICR Commission” and “TICR Fund,” respectively). 50% of the annual amount received by the Commonwealth from the Settlement has been deposited into the TICR Fund. The TICR Commission distributes monies in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quotas and (2) promote economic growth and development in tobacco dependent communities. In 2002, the General Assembly authorized the securitization of the TICR portion of the Settlement payments. On May 16, 2005, $448.26 million of securitized bonds were issued, backed by 25% of the annual amount of the Settlement payments to be received by the Commonwealth. On May 3, 2007, approximately $1.150 billion in securitized bonds were issued. A portion of the proceeds from the 2007 bond issuance were used to defease and refund the bonds issued in 2005. The 2007 bonds are backed by 50% of the annual amount of the Settlement payments to be received by the Commonwealth.

The Commonwealth also created the Virginia Tobacco Settlement Foundation (the “VTS Foundation”). Ten percent of the annual amount received by Virginia from the Settlement is allocated into the VTS Foundation (the “VTS Foundation Allocation”). The VTS Foundation coordinates and finances efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. Chapter 345 of the 2007 VA Acts of Assembly, which became effective on July 1, 2007, authorizes the securitization of the VTS Foundation Allocation. The remaining 40% of unallocated Settlement payments are deposited to the General Fund. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

OxyContin Settlements. During Fiscal Year 2007, lawsuits were filed related to OxyContin. As a result, the Commonwealth was party to three separate plea agreements. One agreement provided $20 million for a prescription monitoring program. These amounts are recorded in the Prescription Monitoring Permanent Fund as the principal must remain intact. Under the terms of the second agreement, the Office of the Attorney General received $39.8 million to be used by the Virginia Medicaid Fraud Control Unit. This amount is recorded as unearned revenue in the Other Special Revenue Fund. Under the terms of the third agreement, the Department of State Police will receive $44.2 million during Fiscal Years 2008 and 2009 to assist with enforcement activities, training and equipment purchases.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)

Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995 (“Post-Effective Amendment No. 21”).

(b)

Registrant’s By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on August 28, 2006 (“Post-Effective Amendment No. 42”).

(d)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on July 16, 1998.

(e)(i)

Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004 (“Post-Effective Amendment No. 37”).

(e)(ii)	Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21.

(e)(iii)	Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21.

(e)(iv)

Supplemental Sales Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on February 28, 2007 (“Post-Effective Amendment No. 46”).

(g)(i)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on August 28, 2008.

(g)(ii)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 35.

(h)(i)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 37.

(h)(ii)	Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on August 28, 2008.

(i)	Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21.

(j)	Consent of Independent Registered Public Accounting Firm.*

(m)	Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 37.

(n)	Rule 18f-3 Plan.*

(p)

Code of Ethics adopted by the Registrant, Registrant’s Adviser and Registrant’s Distributor is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on July 28, 2008.

_________________

* To be Filed by Amendment.

Item 23.	Other Exhibits

(a)(i)	Power of Attorney of the Trustees is incorporated by reference to Other Exhibits (a)(1) of Post-Effective Amendment No. 46.

(a)(ii)	Power of Attorney of the Officers is incorporated by reference to Other Exhibits (a)(2) of Post-Effective Amendment No. 46.

(b)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 46.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys’ fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VIII of the Registrant’s Amended and Restated Declaration of Trust, incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21, Article 10 of the Registrant’s By-Laws, as amended, incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 42, and Section 1.11 of the Distribution Agreement, incorporated by reference to Exhibit (e) (1) of Post-Effective Amendment No. 37.

Item 26.	Business and Other Connections of Investment Adviser

The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub- investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present
	Dreyfus Service Corporation++	Director Executive Vice President	8/06 - 6/07 3/06 - 6/07

J. Charles Cardona President and Director	Dreyfus Investment Advisors, Inc.++	Chairman of the Board	2/02 - Present
	Boston Safe Advisors, Inc.++	Director	10/01 - Present

	MBSC Securities Corporation++	Executive Vice President Director	2/97 – Present 8/00 – Present

Diane P. Durnin Vice Chair and Director	Seven Six Seven Agency, Inc. ++ MBSC Securities Corporation**	Director Executive Vice President Director	4/02 – Present 2/97 – Present 8/00 – Present

Jonathan Little Chair of the Board	Mellon Global Investments	Chief Executive Officer	5/02 – Present 5/02 – Present

	Mellon Fund Managers Limited	Director	5/03 – Present

	Mellon Global Investments (Holdings) Ltd.	Director	9/03 - Present

	Mellon Global Investing Corp.	Director	5/02 – Present

	Mellon International Investment Corp.	Director	4/02 – Present

	Mellon Overseas Investment Corp.	Director	12/02 – Present

	Hamon Investment Group PTE Ltd.	Director	3/02 – Present

	Mellon Chile Holdings, S.A.	Director	7/03 – Present

	Mellon Global Funds, plc	Director	12/00 – Present

	Mellon Global Management Ltd.	Director	11/00 – Present

	Mellon Global Investments Japan Ltd.	Director	6/02 – Present

	Universal Liquidity Funds, plc	Director	11/00 – Present

	Pareto Investment Management Ltd.	Director	11/04 – Present

	Mellon Global Investments (Asia) Ltd.	Director	5/01 – Present

	Mellon Global Investments Australia Ltd.	Director	10/02 – Present

	Mellon Australia Ltd.	Director	7/02 – Present

	Mellon Alternative Strategies Ltd.	Director	10/04 – Present

	NSP Financial Services Group Pty Ltd.	Director	12/01 – Present

	Kiahan Ltd.	Director	12/01 – Present

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer	The Bank of New York Mellon*****	Senior Vice President	4/06 – Present
	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Chairman of Board Chief Executive Officer	8/04 – Present 8/04 - 5/06

	Founders Asset Management LLC****	Member, Board of Managers	11/06 – Present

	Standish Mellon Asset Management Company, LLC One Financial Center Boston, MA 02211	Board Member	12/06 – Present

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Mellon Equity Associates, LLP*	Board Member	12/06 – Present

	Newton Management Limited London, England	Board Member	12/06 - Present

	Franklin Portfolio Associates, LLC*	Board Member	12/06 – Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC One Financial Center Boston, MA 02211	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Palomar Management London, England	Director	12/97 – Present

	Palomar Management Holdings Limited London, England	Director	12/97 – Present

	Pareto Investment Management Limited London, England	Director	9/04 – Present

	MAM (DE) Trust+++++	President Member of Board of Trustees	10/05 - 1/07 10/05 - 1/07

	MAM (MA) Holding Trust+++++	President Member of Board of Trustees	10/05 - 1/07 10/05 - 1/07

Ronald P. O’Hanley Director	The Bank of New York Mellon*****	Vice Chairman	6/01 – Present

	Mellon Growth Advisors, LLC*	Board Member	1/02 - 7/03

	TBC General Partner, LLC*	President	7/03 – Present

	Standish Mellon Asset Management Holdings, LLC One Financial Center Boston, MA 02211	Board Member	7/01 - 7/03

	Standish Mellon Asset Management Company, LLC One Financial Center Boston, MA 02211	Board Member	7/01 – Present

	Franklin Portfolio Holdings, LLC*	Director	12/00 – Present

	Franklin Portfolio Associates, LLC*	Director	4/97 – Present

	Pareto Partners (NY) 505 Park Avenue NY, NY 10022	Partner Representative	2/00 – Present

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited London, England	Executive Committee Member Director	10/98 – Present 10/98 – Present

	Mellon Global Investments Japan Ltd. Tokyo, Japan	Non-Resident Director	11/98 – Present

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners 271 Regent Street London, England W1R 8PP	Partner Representative	5/97 – Present

	Mellon Capital Management Corporation***	Director	2/97 - Present

	Certus Asset Advisors Corp.**	Director	2/97 - 7/03

	Mellon Bond Associates, LLP+	Executive Committee Member Chairman	1/98 - 7/03 1/98 - 7/03

	Mellon Equity Associates, LLP+	Executive Committee Member	1/98 - Present
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 – Present
		Chief Executive Officer	5/97 – Present

Scott E. Wennerholm Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited	Director	1/06 - Present
London, England

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present
	222 Berkley Street	Administrator	11/07 - Present
Boston, MA 02116

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

	Ivy Asset Management Corp.	Director	12/07 - Present
One Jericho Plaza

	Urdang Securities Management, Inc.	Director	10/07 - Present
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

	EACM Advisors LLC	Manager	6/04 - Present
200 Connecticut Avenue
Norwalk, CT 06854-1940

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited	Director	3/06 – Present
London, England

	Mellon Equity Associates, LLP+	Executive Committee	10/05 – Present
Member

	Standish Mellon Asset Management Company, LLC	Member, Board of Managers	10/05 – Present
One Financial Center
Boston, MA 02211

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 – Present

	Mellon Bank, N.A.+	Senior Vice President	10/05 – Present

	Mellon Trust of New England, N.A.*	Director	4/06 - Present
		Senior Vice President	10/05 - Present

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust*	Member of Board of Trustees	1/07 - Present

J. David Officer	MBSC Securities Corporation++	President	3/00 – Present
Chief Operating Officer, Vice Chair and Director		Director	3/99 - Present

	MBSC, LLC++	Manager, Board of Managers	4/02 – Present
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 – Present

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 – Present

	Dreyfus Service Organization, Inc.++	Director	3/99 – Present

	Dreyfus Insurance Agency of Massachusetts, Inc.++	Director	5/98 – Present

	Seven Six Seven Agency, Inc.++	Director	10/98 – Present

	Mellon Residential Funding Corp. +	Director	4/97 – Present

	The Bank of New York Mellon*****	Executive Vice President	2/94 – Present

	Mellon United National Bank	Director	3/98 – Present
1399 SW 1st Ave., Suite 400
Miami, Florida

	Dreyfus Financial Services Corp. +	Director	9/96 - 4/02
		Chairman	6/99 - 4/02
		Chief Executive Officer	6/99 - 4/02

	Dreyfus Investment Services Company LLC+	Manager	11/01 - 12/02
		Chairman	11/01 - 12/02
		Chief Executive Officer	11/01 - 12/02

Dwight Jacobsen	Pioneer Investments	Senior Vice President	4/06 - 12/07
Executive Vice President	60 State Street
Boston, MA

Patrice M. Kozlowski Senior Vice President - Corporate Communications	None

Gary Pierce	The Bank of New York Mellon*****	Vice President	7/08 - Present
Controller
	BNY Mellon, National Association	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05 - 6/07
		Manager, Board of Managers	7/05 - 6/07

	MBSC Securities Corporation++	Director	6/07 – Present
		Chief Financial Officer	6/07 – Present

	Dreyfus Service Corporation++	Director	7/05 - 6/07
		Chief Financial Officer	7/05 - 6/07
		Senior Vice President -	1/05 - 7/05
Finance
		Vice President - Finance	3/03 - 1/05

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - Present

	Dreyfus Consumer Credit Corporation++	Treasurer	7/05 - Present

	Dreyfus Transfer, Inc.++	Chief Financial Officer	7/05 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present

	Seven Six Seven Agency, Inc.++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds ++	Chief Compliance Officer	10/04 - Present
Chief Compliance Officer
	Laurel Capital Advisers, LLP	Chief Compliance Officer	4/05 - Present

	The Mellon Funds Trust ++	Chief Compliance Officer	10/04 - Present

	Dreyfus Investment Advisors, Inc. ++	Chief Compliance Officer	10/04 - Present

	Lighthouse Growth Advisors, LLC ++	Chief Compliance Officer	10/04 - Present

	MBSC, LLC ++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation ++	Chief Compliance Officer	10/04 - Present

	Boston Service Corporation ++	Chief Compliance Officer	10/04 - Present

	Mellon Securities Services +	First Vice President	11/01 - 2/04

Jill Gill Vice President -	Mellon Financial Corporation+	Vice President	10/01 - 6/07
Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon*****	Vice President	7/08 – Present

	BNY Mellon, National Association+	Vice President	7/08 – Present

	Mellon Bank N.A.+	Vice President	10/06 - 6/08

	Dreyfus Service Corporation++	Vice President	10/06 - 6/08

Anthony Mayo Vice President - Information Systems	None

Theodore A. Schachar Vice President - Tax	Dreyfus Service Corporation++	Vice President - Tax	10/96 – Present

	MBSC, LLC++	Vice President - Tax	4/02 - Present

	The Dreyfus Consumer Credit Corporation ++	Chairman	6/99 - Present
		President	6/99 - Present

	Dreyfus Investment Advisors, Inc.++	Vice President - Tax	10/96 - Present

	Dreyfus Service Organization, Inc.++	Vice President - Tax	10/96 - Present

John E. Lane	A P Colorado, Inc.+	Vice President - Real	8/07 – Present
Vice President		Estate and Leases

	A P East, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Management, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Properties, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Rural Land, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	Allomon Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	MBC Investments Corporation +	Vice President - Real	8/07 – Present
Estate and Leases

	MBSC Securities Corporation++	Vice President - Real	8/07 - Present
Estate and Leases

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Capital Management Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #1+	Vice President - Real	8/07 – Present
Estate and Leases

	Mellon Financial Services Corporation #4+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon International Leasing Company+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Leasing Corporation+	Vice President - Real	7/07 – Present
Estate and Leases

	Mellon Trust Company of Illinois+	Vice President - Real	8/07 - Present
Estate and Leases

	MFS Leasing Corp.+	Vice President - Real	7/07 - Present
Estate and Leases

	MMIP, LLC+	Vice President - Real	8/07 - Present
Estate and Leases

	Pontus, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

	Promenade, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	RECR, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	SKAP #7+	Vice President - Real	8/07 - 11/07
Estate and Leases

	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennessee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	The Bank of New York Mellon*****	Vice President - Real	7/08 - Present
Estate and Leases

	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

Jeanne M. Login	A P Colorado, Inc.+	Vice President - Real	8/07 - Present
Vice President		Estate and Leases

	A P East, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Management, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Properties, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	A P Rural Land, Inc.+	Vice President - Real	8/07 - Present
Estate and Leases

	Allomon Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	APT Holdings Corporation+	Vice President - Real	8/07 – Present
Estate and Leases

	BNY Investment Management Services LLC ++++	Vice President - Real	1/07 - Present
Estate and Leases

	MBC Investments Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	MBSC Securities Corporation++	Vice President - Real	8/07 - Present
Estate and Leases

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Capital Management Corporation+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #1+	Vice President - Real	8/07 - Present
Estate and Leases

	Mellon Financial Services Corporation #4+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon International Leasing Company+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Leasing Corporation+	Vice President - Real	7/07 - Present
Estate and Leases

	Mellon Trust Company of Illinois+	Vice President - Real Estate and Leases	8/07 - Present

	MFS Leasing Corp.+	Vice President - Real	7/07 - Present
Estate and Leases

	MMIP, LLC+	Vice President - Real	8/07 - Present
Estate and Leases

	Pontus, Inc.+	Vice President - Real	7/07 - Present
Estate and Leases

James Bitetto Secretary	MBSC Securities Corporation++	Assistant Secretary	8/98 - Present

	Dreyfus Service Organization, Inc.++	Assistant Secretary	7/98 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President and Director	2/02 - Present

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105

****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

*****	The address of the business so indicated is One Wall Street, New York, New York 10286

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258

++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144

Item 27. Principal Underwriters:

(a)     Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1. Advantage Funds, Inc.

2. BNY Mellon Funds Trust

3. CitizensSelect Funds

4. Dreyfus Appreciation Fund, Inc.

5. Dreyfus BASIC Money Market Fund, Inc.

6. Dreyfus BASIC U.S. Government Money Market Fund

7. Dreyfus BASIC U.S. Mortgage Securities Fund

8. Dreyfus Bond Funds, Inc.

9. Dreyfus Cash Management

10. Dreyfus Cash Management Plus, Inc.

11. Dreyfus Connecticut Municipal Money Market Fund, Inc.

12. Dreyfus Founders Funds, Inc.

13. The Dreyfus Fund Incorporated

14. Dreyfus Government Cash Management Funds

15. Dreyfus Growth and Income Fund, Inc.

16. Dreyfus Growth Opportunity Fund, Inc.

17. Dreyfus Index Funds, Inc.

18. Dreyfus Institutional Cash Advantage Funds

19. Dreyfus Institutional Money Market Fund

20. Dreyfus Institutional Preferred Money Market Funds

21. Dreyfus Institutional Reserves Funds

22. Dreyfus Intermediate Municipal Bond Fund, Inc.

23. Dreyfus International Funds, Inc.

24. Dreyfus Investment Grade Funds, Inc.

25. Dreyfus Investment Portfolios

26. The Dreyfus/Laurel Funds, Inc.

27. The Dreyfus/Laurel Funds Trust

28. The Dreyfus/Laurel Tax-Free Municipal Funds

29. Dreyfus LifeTime Portfolios, Inc.

30. Dreyfus Liquid Assets, Inc.

31. Dreyfus Massachusetts Municipal Money Market Fund

32. Dreyfus Midcap Index Fund, Inc.

33. Dreyfus Money Market Instruments, Inc.

34. Dreyfus Municipal Cash Management Plus

35. Dreyfus Municipal Funds, Inc.

36. Dreyfus Municipal Money Market Fund, Inc.

37. Dreyfus New Jersey Municipal Money Market Fund, Inc.

38. Dreyfus New York Municipal Cash Management

39. Dreyfus New York Tax Exempt Bond Fund, Inc.

40. Dreyfus New York AMT-Free Municipal Money Market Fund

41. Dreyfus U.S. Treasury Intermediate Term Fund

42. Dreyfus U.S. Treasury Long Term Fund

43. Dreyfus 100% U.S. Treasury Money Market Fund

44. Dreyfus Pennsylvania Municipal Money Market Fund

45. Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

46. Dreyfus Premier Equity Funds, Inc.

47. Dreyfus Premier GNMA Fund, Inc.

48. Dreyfus Premier Investment Funds, Inc.

49. Dreyfus Premier Manager Funds I

40. Dreyfus Premier Manager Funds II

51. Dreyfus Premier Municipal Bond Fund

52. Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

53. Dreyfus Premier New York AMT-Free Municipal Bond Fund

54. Dreyfus Premier Opportunity Funds

55. Dreyfus Premier Short-Intermediate Municipal Bond Fund

56. Dreyfus Premier State Municipal Bond Fund

57. Dreyfus Premier Stock Funds

58. The Dreyfus Premier Third Century Fund, Inc.

59. Dreyfus Premier Worldwide Growth Fund, Inc.

60. Dreyfus Short-Intermediate Government Fund

61. The Dreyfus Socially Responsible Growth Fund, Inc.

62. Dreyfus Stock Index Fund, Inc.

63. Dreyfus Tax Exempt Cash Management Funds

64. Dreyfus Treasury & Agency Cash Management

65. Dreyfus Treasury Prime Cash Management

66. Dreyfus Variable Investment Fund

67. Dreyfus Worldwide Dollar Money Market Fund, Inc.

68. General California Municipal Money Market Fund

69. General Government Securities Money Market Funds, Inc.

70. General Money Market Fund, Inc.

71. General Municipal Money Market Funds, Inc.

72. General New York Municipal Bond Fund, Inc.

73. General New York Municipal Money Market Fund

74. Strategic Funds, Inc.

(b)

Name and Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant

J. David Officer *	President and Director	President
Jon R. Baum*	Executive Vice President and Director	None
Ken Bradle**	Executive Vice President	None
J. Charles Cardona *	Executive Vice President and Director	None
Robert G. Capone*****	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
William H. Maresca*	Executive Vice President	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman****	Executive Vice President	None
James Neiland*	Executive Vice President	None
Sean O' Neil****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President and Director	None
Noreen Ross*	Executive Vice President	None
Gary Pierce*	Chief Financial Officer and Director	None
Sue Ann Cormack**	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President - Facilities Management	None
William Germenis*	Vice President - Compliance	AML Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins*	Vice President	None
Mary Merkle*	Vice President - Compliance	None
Jennifer M. Mills*	Vice President - Compliance	None
Paul Molloy*	Vice President	None
James Muir*	Vice President - Compliance	None
Anthony Nunez*	Vice President - Finance	None
David Ray***	Vice President	None
Theodore A. Schachar*	Vice President - Tax	None
William Schalda*	Vice President	None
John Shea*	Vice President - Finance	None
Susan Verbil*	Vice President - Finance	None
William Verity*	Vice President - Finance	None
James Windels *	Vice President	Treasurer
James Bitetto*	Assistant Secretary	VP and Assistant Secretary
Ken Christoffersen***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

Item 28.   Location of Accounts and Records:

1.	The Bank of New York Mellon One Mellon Bank Center Pittsburgh, Pennsylvania 15258

2.	DST Systems, Inc. 1055 Broadway Kansas City, Missouri 64105

3.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Item 29.   Management Services:

Not Applicable.

Item 30.   Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 16th day of October, 2008.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

By:	/s/ J. David Officer*
J. David Officer President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Name	Title	Date

	/s/ J. David Officer* J. David Officer	President (Principal Executive Officer)	October 16, 2008

	/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	October 16, 2008

	/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	October 16, 2008

	/s/ Clifford L. Alexander, Jr.* Clifford L. Alexander, Jr.	Trustee	October 16, 2008

	/s/ David W. Burke* David W. Burke	Trustee	October 16, 2008

	/s/ Peggy C. Davis* Peggy C. Davis	Trustee	October 16, 2008

	/s/ Diane Dunst* Diane Dunst	Trustee	October 16, 2008

	/s/ Ernest Kafka	Trustee	October 16, 2008
Ernest Kafka

	/s/ Nathan Leventhal	Trustee	October 16, 2008
Nathan Leventhal

	/s/ Daniel Rose	Trustee	October 16, 2008
Daniel Rose

	/s/ Warren B. Rudman	Trustee	October 16, 2008
Warren B. Rudman

*By:	/s/ Jeff Prusnofsky
Jeff Prusnofsky, Attorney-in-Fact